NICHOLAS|APPLEGATE -Registered Trademark-

MUTUAL FUNDS, ANNUAL REPORT

ADVISORY PORTFOLIOS : MARCH 31, 1997

JAPAN     UNITED     MEXICO     SWITZERLAND     THAILAND
          STATES

At Nicholas-Applegate, our unconventional perspective on investing is changing the world of money management. Ours is a philosophy that enables us to find companies with great potential around the world. Our bottom-up style and team approach, along with our international analyst network/exchange program and proprietary database, make it possible for us to seek out promising stocks throughout the world.

COMPUTER CHIP MANUFACTURER: JAPAN -- Of the myriad of choices around the world, the U.S.' largest computer chip maker opted for the services of a Japanese packaging company, a company that has since become a thriving stock in one of our portfolios.

ENTERTAINMENT: MEXICO -- The upturn in the Mexican economy has spawned an explosive entertainment industry. Spearheading that growth is an international promoter of live concerts that is just one of our growing stocks.

FURNITURE MANUFACTURER: UNITED STATES -- With a complete management makeover, a well-established furniture manufacturer and retailer has revamped its entire business plan to aggressively pursue a younger market, making it an archetypical Nicholas-Applegate holding.

GLOBAL TEMP AGENCY: SWITZERLAND -- Due to the streamlining of work forces abroad, Europe's largest global temporary help agency was an ideal addition to some of our portfolios.

PIZZA: THAILAND -- Pizza is fast becoming the most popular food among the younger generations in Thailand, making a Thai holding company of several fast-food chains the perfect candidate to be a Nicholas-Applegate holding.

Disclosure: International investing involves special risks, including currency and political risks not associated with domestic investments.
Distributor: Nicholas-Applegate Securities.

TABLE OF CONTENTS
------------------------------------------------------------------------

                                                                           PAGE
Letter to Shareholders..................................................     1
Long-Term View of the Global Equity and Bond Markets....................     2
The Portfolios' Review and Outlook, Performance and the Funds' Schedules
 of Investments
  Mini Cap Growth.......................................................     3
  Emerging Growth.......................................................     8
  Core Growth...........................................................    16
  Income & Growth.......................................................    20
  Balanced Growth.......................................................    25
  Government Income.....................................................    30
  Emerging Countries....................................................    33
  International Small Cap Growth........................................    39
  International Core Growth.............................................    45
  Worldwide Growth......................................................    49
The Portfolios'
  Financial Highlights..................................................    56
  Statements of Assets and Liabilities..................................    58
  Statements of Operations..............................................    60
  Statements of Changes in Net Assets...................................    62
  Notes to the Financial Statements.....................................    66
Notes to the Funds' Financial Statements................................    78
Report of Independent Auditors
  Nicholas-Applegate Mutual Funds.......................................    82
  Nicholas-Applegate Investment Trust...................................    83

------------
This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Advisory Portfolios. Distributor: Nicholas-Applegate Securities.

LETTER TO SHAREHOLDERS
------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDERS:

The recently ended fiscal year was both eventful and revealing. The U.S. stock market continued its 1990s bull-market run, favoring the largest of U.S. companies.

  Many of the larger companies that benefited from the narrowness of the advance did show the kinds of improving fundamental strengths that have brought unprecedented returns to domestic stocks over the past ten years. However, other large-company stocks appear to have enjoyed substantial returns for reasons other than business success.

  We believe the current situation has led to excellent opportunities in the stocks of international companies and dynamic, growing small and mid-sized U.S. companies.

  Your portfolio may have become overexposed to large company stocks as a result of their strong returns in recent years. If so, now may be an opportune time to take advantage of other promising areas of the capital markets. I urge you to speak with your financial consultant today about how your assets are currently allocated.

  Your asset allocation plan is vitally important to your long-term financial success. At Nicholas-Applegate, our disciplined approach to investing results in mutual funds that work especially well in asset allocation plans. We do this by remaining true to style and committed to an investment plan for each fund.

  Our specialty is identifying companies poised for growth. We do this on a bottom-up, or stock-by-stock, basis, using some of the investment industry's most refined tools. Our extensive network of analysts provides us with "eyes and ears" around the world. And our database of more than 20,000 companies worldwide helps us uncover and capture new opportunities anywhere and anytime they happen.

  Thank you for your continued support of Nicholas-Applegate Mutual Funds.

Sincerely,

           [SIGNATURE]

John D. Wylie
President

Nicholas-Applegate Mutual Funds

--------------------------------------------------------------------------------

LONG-TERM VIEW OF GLOBAL EQUITY AND BOND MARKETS
------------------------------------------------------------------------
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                THE GROWTH OF $1.00 INVESTED AT YEAR-END
                                               1969 through December 1996
Dec 1969                                                                1                       1                     1
Dec 1970                                                      1.121059215               1.0549164           0.825661484
Dec 1971                                                      1.269371876               1.0903471           0.961892527
Dec 1972                                                      1.341548263               1.1275496           1.004544102
Dec 1973                                                      1.326700092                1.226754           0.694095606
Dec 1974                                                      1.384471488                1.376446           0.555657342
Dec 1975                                                      1.511786318               1.4729922           0.849132107
Dec 1976                                                      1.765084762               1.5438525            1.33634258
Dec 1977                                                      1.752937265                 1.64837           1.675467221
Dec 1978                                                      1.732297675               1.7971741           2.068551129
Dec 1979                                                      1.710920777               2.0363232           2.967633147
Dec 1980                                                      1.643397054               2.2887604           4.150984033
Dec 1981                                                       1.67392721               2.4933678           4.727097865
Dec 1982                                                      2.349546704                2.589908           6.050934266
Dec 1983                                                      2.364859959               2.6882263           8.451243074
Dec 1984                                                      2.730867828               2.7945158           7.887625237
Dec 1985                                                      3.576530396               2.8998879           9.832862666
Dec 1986                                                      4.453883483               2.9326524           10.50654155
Dec 1987                                                      4.333002093               3.0619682           9.529705152
Dec 1988                                                      4.752133652               3.1972889           11.70955501
Dec 1989                                                      5.612965247               3.3458762           12.90143612
Dec 1990                                                       5.95998744               3.5501842           10.11974905
Dec 1991                                                       7.11022832               3.6589726           14.63662624
Dec 1992                                                      7.682876394               3.7651067           18.05418764
Dec 1993                                                      9.084266831               3.8685871           21.84168912
Dec 1994                                                      8.378384135               3.9720702           22.52000493
Dec 1995                                                       11.0316799               4.0728976            30.2804398
Dec 1996                                                            10.93                    4.21                 35.62
Long-Term Government Bonds                                      Inflation     Small Company Stock  International Stocks
Source: Ibbotson Associates

Dec 1969                                             1              1
Dec 1970                                   0.894879897    1.040065616
Dec 1971                                   1.174150171    1.188927419
Dec 1972                                   1.615611805    1.414539684
Dec 1973                                   1.386730661     1.20715054
Dec 1974                                   1.079598462    0.887643365
Dec 1975                                   1.480157725    1.217873832
Dec 1976                                   1.535504278    1.508253479
Dec 1977                                   1.833772011    1.399900469
Dec 1978                                   2.462774507    1.491736529
Dec 1979                                   2.615043053    1.766805621
Dec 1980                                   3.253885817    2.339593716
Dec 1981                                   3.220297086    2.224747404
Dec 1982                                   3.192647959    2.701053085
Dec 1983                                   3.978387612    3.309163144
Dec 1984                                   4.291261194    3.516525973
Dec 1985                                   6.725433675    4.647371699
Dec 1986                                   11.42914677    5.505765733
Dec 1987                                   14.27881017    5.793758911
Dec 1988                                   18.36070287    6.767648768
Dec 1989                                   20.34295824    8.898838582
Dec 1990                                    15.6249679    8.616507619
Dec 1991                                    17.5769639    11.24880574
Dec 1992                                   15.49396734    12.11161228
Dec 1993                                   20.59845037    13.32153781
Dec 1994                                   22.25896356    13.49568968
Dec 1995                                   24.83012571    18.54706335
Dec 1996                                         26.41          22.83
Long-Term Government Bonds         Large Company Stock
Source: Ibbotson Associates

IBBOTSON ASSOCIATES GROWTH OF $1.00 CHART

SMALL COMPANY STOCK

    Small Company Stocks data represents the smallest one-fifth of NYSE stocks from 1/1/26 through 12/31/81 and Dimensional Fund Advisors ("DFA") Small Company Fund thereafter, with all income dividends and capital gains distributions, if any, reinvested.

LARGE COMPANY STOCK

    Large Company Stocks data represents the Standard & Poor's 500 Index which contains 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

LONG-TERM GOVERNMENT BONDS

    Long Term Government Bond data is based on a one bond portfolio whose rolling approximate maturity is twenty years.

INTERNATIONAL STOCK

    International stock data represents the MSCI EAFE Index. The Index is considered to be a generally accepted benchmark for major overseas markets.

TREASURY BILLS

    Treasury bill data is measured by a portfolio having a minimum maturity of one month.

INFLATION

    The Consumer Price Index is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Many pension and employment contracts are tied to changes in consumer prices, as protection against inflation and reduced purchasing power.

  Each equity and bond index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing (except for the DFA Small Company Fund's returns which are net of transaction costs). All results are historical.

  Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

MINI CAP GROWTH FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                              Thomas E. Bleakley,
                               Portfolio Manager
                             Ronald J. Krystyniak,
                               Portfolio Manager
                                John C. McCraw,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Mini Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. companies with less than $100 million in market capitalization.

  REVIEW & OUTLOOK: The Mini Cap Growth Fund turned in positive returns for the fiscal year ended March 31, 1997, a period in which small company growth stocks, as represented by the Russell 2000 Growth Index, fell 5.9%.
  Smaller company growth stocks were at the forefront of the market's upturn early in the fiscal year. Economic factors, including a perceived slowing of the economy and strong U.S. dollar, were seen as creating a positive environment for small stocks. Small-company shares can thrive in periods of slow economic growth since their earnings depend less on the condition of the economy and more on the specific nature and character of the companies themselves. Also, unlike larger companies with overseas operations, small company stocks are not greatly affected by changing currencies.

  The market's rise was cut short as investors shifted attention and favor from smaller-company stocks to larger-company stocks over the last six months of the fiscal year. Technology companies, which contributed strong gains in the first half, struggled in the second half. Many computer networking companies reported disappointing earnings and the strong U.S. dollar contributed to a downturn in technology stocks.

  Excellent stock selections in the retail trade and manufacturing sectors helped during this turbulent period. Among the top performers were Pacific Sunwear, a mall-based retailer of young men's casual apparel and accessories; and Genesco, Inc., a footwear manufacturer. Both Pacific Sunwear and Genesco benefited from increased store sales over the past year. These companies are expected to increase earnings growth in the years ahead.

  Despite the year's disappointments, we remain optimistic about the outlook for our bottom-up style of investing in the mini cap area. As of March 31, 1997, the median earnings growth rate for holdings in the Mini Cap Growth Fund was 30.6%, versus 17.7% for the Russell 2000 Growth Index. We believe mini cap companies continue to offer a source of attractive investment opportunities.

                            REPRESENTATIVE HOLDINGS

                                 Genesco, Inc.
                                  Qlogic Corp.
                        Pacific Sunwear California, Inc.
                                Fine Host Corp.
                            Molecular Dynamics, Inc.
                          SOS Staffing Services, Inc.
                             Logans Roadhouse, Inc.
                               Cinar Films, Inc.
                              Maverick Tube Corp.
                          Gasonics International Corp.

--------------------------------------------------------------------------------

MINI CAP GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE MINI CAP GROWTH ADVISORY PORTFOLIO WITH THE RUSSELL 2000 GROWTH INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
  3.90%                         As of 03/31/97                        17.42%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              MINI CAP GROWTH       RUSSELL
             ADVISORY PORTFOLIO   2000 GROWTH
13-Jul-95             10,000.00       10,000.00
31-Jul-95             10,456.00       10,385.00
31-Aug-95             10,648.00       10,513.15
30-Sep-95             11,024.00       10,729.62
31-Oct-95             10,808.00       10,201.83
30-Nov-95             11,128.00       10,653.77
31-Dec-95             11,480.00       10,889.86
31-Jan-96             11,384.00       10,799.69
29-Feb-96             12,056.00       11,292.15
31-Mar-96             12,680.00       11,515.40
30-Apr-96             14,608.00       12,399.44
31-May-96             16,352.00       13,035.53
30-Jun-96             14,864.00       12,188.22
31-Jul-96             12,760.00       10,700.04
31-Aug-96             13,624.00       11,492.16
30-Sep-96             14,384.00       12,084.01
31-Oct-96             13,968.00       11,563.19
30-Nov-96             14,447.71       11,884.64
31-Dec-96             14,778.33       12,116.39
31-Jan-97             15,389.96       12,409.61
28-Feb-97             14,356.80       11,660.07
31-Mar-97             13,174.86       10,837.22

This graph compares a $10,000 investment in the Mini Cap Growth Advisory Portfolio with the Russell 2000 Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The Russell 2000 Growth Index is an unmanaged index containing those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is an unmanaged index and is a widely regarded small-cap index of the 2,000 smallest securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
MINI CAP GROWTH FUND

                                                 NUMBER
                                                OF SHARES       VALUE
-------------------------------------------------------------------------
COMMON STOCKS -- 93.3%
-------------------------------------------------------------------------
AIRLINES -- 1.2%
  Atlantic Coast Airlines, Inc.*.............       13,600   $    183,600
  Mesaba Holdings, Inc.*.....................       13,700        159,263
                                                             ------------
                                                                  342,863
                                                             ------------
APPAREL -- 4.8%
  Ashworth, Inc.*............................       19,800        158,400
  Cole Kenneth Productions, Inc.*............        9,300        195,300
  Cutter & Buck, Inc.*.......................        9,200        140,300
  Farah, Inc.*...............................       13,500        135,000
  Genesco, Inc.*.............................       30,800        346,500
  Rocky Shoes & Boots, Inc.*.................       12,800        171,200
  Sport - Haley Inc.*........................        9,900        164,588
  Vans, Inc.*................................        6,300         74,025
                                                             ------------
                                                                1,385,313
                                                             ------------
BIOTECHNOLOGY -- 2.1%
  Arqule, Inc.*..............................       10,700        165,850
  Guilford Pharmaceuticals, Inc.*............       17,400        361,050
  Matritech, Inc.*...........................       14,900         75,900
                                                             ------------
                                                                  602,800
                                                             ------------
BROADCASTING -- 0.6%
  Argyle Television, Inc.*...................        6,300        159,056
                                                             ------------
BUILDING MATERIALS -- 1.6%
  Cameron Ashley Building Products, Inc.*....       14,100        192,113
  Northwest Pipe Co.*........................       16,000        266,000
                                                             ------------
                                                                  458,113
                                                             ------------
CATALOG/OUTLET STORES -- 0.1%
  Insight Enterprises, Inc.*.................        1,700         42,075
                                                             ------------
CLOTHING CHAINS -- 3.5%
  Buckle, Inc.*..............................       11,700        312,975
  Pacific Sunwear of California, Inc.*.......       13,900        455,225
  Paul Harris Stores, Inc.*..................       15,000        232,500
                                                             ------------
                                                                1,000,700
                                                             ------------
COMPUTER/OFFICE AUTOMATION -- 2.0%
  Brooktrout Technology, Inc.*...............        6,300         93,713
  Qlogic Corp.*..............................       25,100        495,725
                                                             ------------
                                                                  589,438
                                                             ------------
CONTAINERS -- 0.7%
  Seda Specialty Corp.*......................       12,000        192,000
                                                             ------------
CONTRACTING DRILLING -- 1.5%
  Patterson Energy, Inc.*....................          100          2,762
  Unit Corp.*................................       19,500        175,500
  UTI Energy Corp.*..........................       10,100        270,175
                                                             ------------
                                                                  448,437
                                                             ------------
DRUGS/PHARMACEUTICALS -- 1.0%
  Inhale Therapeutic Systems Co.*............        7,600        145,350

                                                 NUMBER
                                                OF SHARES       VALUE
-------------------------------------------------------------------------

DRUGS/PHARMACEUTICALS (CONTINUED)

  Nastech Pharmaceutical Co.*................       15,300   $    139,613
                                                             ------------
                                                                  284,963
                                                             ------------
ELECTRONIC INSTRUMENTS/COMPONENTS -- 2.9%
  Lecroy Corp.*..............................       12,900        335,400
  Molecular Dynamics, Inc.*..................       20,400        300,900
  Printrak International, Inc.*..............       18,800        216,200
                                                             ------------
                                                                  852,500
                                                             ------------
ENTERTAINMENT -- 1.3%
  American Classic Voyages Co.*..............       13,800        144,037
  Cinar Films, Inc.*.........................        9,700        237,650
                                                             ------------
                                                                  381,687
                                                             ------------
ENVIRONMENTAL SERVICES -- 0.9%
  American Disposal Services, Inc.*..........        7,300        129,575
  Superior Services, Inc.*...................        5,800        129,050
                                                             ------------
                                                                  258,625
                                                             ------------
FINANCE COMPANIES -- 1.1%
  Central Financial Co.*.....................       11,600        185,600
  Consumer Portfolio Services, Inc.*.........       17,300        138,400
                                                             ------------
                                                                  324,000
                                                             ------------
FOOD CHAINS -- 0.6%
  Penn Traffic Co.*..........................       26,400        181,500
                                                             ------------
GROCERY PRODUCTS -- 0.9%
  Worthington Foods, Inc.....................       13,466        262,587
                                                             ------------
HOME/OFFICE FURNISHINGS -- 1.2%
  O'Sullivan Industries, Inc.*...............       15,400        194,425
  Stanley Furniture, Inc.*...................        7,200        140,400
                                                             ------------
                                                                  334,825
                                                             ------------
LEASURE/GAMING -- 0.3%
  Colonial Downs Holdings, Inc.*.............        9,900         73,013
                                                             ------------
LIFE INSURERS -- 0.4%
  Provident American Corp.*..................       12,600        118,125
                                                             ------------
MACHINERY/EQUIPMENT -- 3.7%
  Ballantyne Omaha, Inc.*....................       19,200        295,200
  CFM Technologies, Inc.*....................       13,300        394,013
  Gardner Denver, Inc.*......................       16,400        389,500
                                                             ------------
                                                                1,078,713
                                                             ------------
MANAGED HEALTH CARE/HMO'S/PPO'S -- 0.2%
  FPA Medical Management, Inc.*..............        3,723         71,668
                                                             ------------
MEDICAL SPECIALTIES -- 1.1%
  Impath, Inc.*..............................        4,600         82,800
  Medical Res, Inc.*.........................       22,600        245,775
                                                             ------------
                                                                  328,575
                                                             ------------
MEDICAL SUPPLIES -- 3.8%
  Avecor Cardiovascular, Inc.*...............       10,400        111,800
  Capstone Pharmaceutical Corp.*.............       23,800        261,800
  Dynamic Healthcare Tech, Inc.*.............       23,700        162,937

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MINI CAP GROWTH FUND

                                                 NUMBER
                                                OF SHARES       VALUE
-------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
MEDICAL SUPPLIES (CONTINUED)

  Laserscope, Inc.*..........................       21,600   $    159,300
  Meridian Diagnostics, Inc..................       17,900        196,900
  Penederm, Inc.*............................       19,300        212,300
                                                             ------------
                                                                1,105,037
                                                             ------------
MEDICAL/HEALTH SERVICES -- 1.2%
  Hooper Holmes, Inc.........................        8,900        151,300
  Medical Alliance, Inc.*....................       17,300        190,570
                                                             ------------
                                                                  341,870
                                                             ------------
MEDICAL/NURSING/HEALTH SERVICES -- 1.5%
  Assisted Living Concepts, Inc.*............        5,600        117,618
  Diagnostic Health Services, Inc.*..........       19,200        151,200
  PMR Corp.*.................................        8,000        175,000
                                                             ------------
                                                                  443,818
                                                             ------------
MULTI-LINE INSURERS -- 1.1%
  Delphi Financial Group, Inc. Class A*......        9,460        314,545
                                                             ------------
OIL/GAS PRODUCTION -- 2.2%
  Abraxas Petroleum Corp.*...................       15,200        166,963
  Key Production, Inc.*......................       22,800        230,850
  USX - Delhi Group, Inc.....................       17,300        237,875
                                                             ------------
                                                                  635,688
                                                             ------------
OILFIELD SERVICES/EQUIPMENT -- 3.1%
  American Oilfield Divers, Inc.*............       19,200        216,000
  Key Energy Group, Inc.*....................       20,800        296,400
  Maverick Tube Corp.*.......................       21,700        385,175
                                                             ------------
                                                                  897,575
                                                             ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 6.7%
  BTG, Inc.*.................................        9,400        164,500
  Data Processing Resources Corp.*...........       11,600        217,500
  Fine Host Corp.*...........................       14,100        331,350
  First Aviation Services, Inc.*.............       22,200        210,900
  ICTS International, Inc.*..................       13,400        108,037
  Kellstrom Industries, Inc.*................       16,600        226,175
  NCO Group, Inc.*...........................        4,400         96,250
  Remedytemp, Inc. Class A*..................       11,300        175,150
  SOS Staffing Services, Inc.*...............       18,100        201,362
  Warrantech Corp.*..........................       22,700        204,300
                                                             ------------
                                                                1,935,524
                                                             ------------
OTHER CONSUMER DURABLES -- 0.7%
  Movado Group, Inc..........................        8,500        208,250
                                                             ------------
OTHER CONSUMER NON-DURABLES -- 0.7%
  Amrion, Inc.*..............................       13,000        212,875
                                                             ------------
OTHER FINANCIAL SERVICES -- 0.4%
  Healthcare Financial Partners, Inc.*.......        6,700        100,500
                                                             ------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 2.6%
  Horizon Mental Health MG, Inc.*............        7,900        121,463
  Medquist, Inc.*............................       19,500        429,000
                                                 NUMBER
                                                OF SHARES       VALUE
-------------------------------------------------------------------------

OTHER HEALTH TECHNOLOGY/SERVICES (CONTINUED)

  Sterile Recoveries, Inc.*..................       11,700   $    204,750
                                                             ------------
                                                                  755,213
                                                             ------------
OTHER PRODUCERS/MANUFACTURING -- 0.6%
  Shelby Williams Industries, Inc............       13,200        183,150
                                                             ------------
OTHER TECHNOLOGY -- 3.0%
  CHS Electronics, Inc.*.....................       14,800        301,550
  II VI, Inc.*...............................       12,300        304,425
  Rofin - Sinar Technologies, Inc.*..........       18,600        272,025
                                                             ------------
                                                                  878,000
                                                             ------------
OTHER TRANSPORTATION -- 1.3%
  Hvide Marine, Inc.*........................       16,700        379,925
                                                             ------------
PAPER -- 1.0%
  Specialty Paperboard, Inc.*................       11,700        292,500
                                                             ------------
REAL ESTATE BROKERS/SERVICES -- 1.2%
  Grubb & Ellis Co.*.........................       11,300        107,350
  Redwood Trust, Inc.........................        5,300        245,125
                                                             ------------
                                                                  352,475
                                                             ------------
RECREATIONAL PRODUCTS -- 0.6%
  Monaco Coach Corp.*........................        9,200        164,450
                                                             ------------
REGIONAL COMMERCIAL BANKS -- 0.7%
  Sterling Bancorp Co........................       13,700        205,500
                                                             ------------
RENTAL/LEASING COMPANIES -- 2.4%
  Leasing Solutions, Inc.*...................        6,900        129,375
  Rent Way, Inc.*............................       25,600        259,200
  Ugly Duckling Corp.*.......................       16,600        305,025
                                                             ------------
                                                                  693,600
                                                             ------------
RESTAURANTS -- 0.8%
  Logans Roadhouse, Inc.*....................       10,600        222,600
                                                             ------------
SAVINGS & LOAN ASSOCIATIONS -- 0.7%
  SIS Bancorp, Inc...........................        8,400        201,600
                                                             ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 7.0%
  Adflex Solutions, Inc.*....................       15,200        180,500
  Benchmarq Microelectronics, Inc.*..........        6,500         81,250
  Gasonics International Corp.*..............       20,300        289,275
  Intevac, Inc.*.............................        7,200        100,800
  JPM Company*...............................       14,800        247,900
  Microsemi Corp.*...........................       16,300        201,513
  STB Systems, Inc.*.........................        9,400        274,950
  Three D Labs, Inc.*........................       27,300        641,550
                                                             ------------
                                                                2,017,738
                                                             ------------
SOAPS/COSMETICS -- 0.3%
  Chattem, Inc.*.............................        8,600         81,700
                                                             ------------
SOFTWARE -- 4.7%
  Cotelligent Group, Inc.*...................        6,300         59,994
  Engineering Animation, Inc.*...............        6,100        141,825
  Interlink Computer Sciences, Inc.*.........       17,000        180,625
  Peerless Systems Corp.*....................       14,300        166,237

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES       VALUE
-------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
SOFTWARE (CONTINUED)

  Simulation Sciences, Inc.*.................       23,600   $    238,950
  Tecnomatix Technologies LTD*...............       10,000        207,500
  Tripos, Inc*...............................       11,300        172,325
  TTI Team Telecommunications International
    LTD*.....................................       17,700         73,012
  Unison Software, Inc.*.....................       13,900         88,612
  Versant Object Technology Corp.*...........        4,600         40,825
                                                             ------------
                                                                1,369,905
                                                             ------------
SPECIALTY CHAINS -- 1.6%
  Factory Card Outlet Corp.*.................        8,400         67,200
  Finlay Enterprises, Inc.*..................        8,500        133,875
  Funco, Inc.*...............................        8,000        112,000
  Maxim Group, Inc.*.........................       10,600        140,450
                                                             ------------
                                                                  453,525
                                                             ------------
TEXTILES -- 0.7%
  Quaker Fabric Corp.*.......................       14,800        192,400
                                                             ------------
TELECOMMUNICATIONS SERVICES -- 0.6%
  U.S. Long Distance Corp.*..................       14,800        172,050
                                                             ------------
TELECOMMUNICATIONS EQUIPMENT -- 5.0%
  Electromagnetic Sciences, Inc.*............       11,000        204,875
  Remec, Inc.*...............................       11,700        251,550
  Spectran Corp.*............................       22,200        244,200
  Teledata Communications, LTD*..............       20,600        370,800
  Tollgrade Communications, Inc.*............       10,150        182,700
  Wandel & GoltermanTech., Inc.*.............        8,600        189,200
                                                             ------------
                                                                1,443,325
                                                             ------------
TOBACCO PRODUCTS -- 0.9%
  General Cigar Holdings, Inc.*..............       12,000        270,435
                                                             ------------
                                                 NUMBER
                                                OF SHARES       VALUE
-------------------------------------------------------------------------
TRUCKING -- 1.3%
  Knight Transportation, Inc.*...............        6,600   $    149,325
  U S Xpress Enterprises, Inc. Class A*......       17,100        239,400
                                                             ------------
                                                                  388,725
                                                             ------------
WHOLESALE DISTRIBUTION -- 1.2%
  Anicom, Inc.*..............................       38,800        328,587
  Central Garden & Pet Co.*..................        1,500         27,238
                                                             ------------
                                                                  355,825
                                                             ------------
TOTAL COMMON STOCKS
  (Cost $2,5581,392).........................    1,823,799     27,041,899
                                                             ------------

                                                PRINCIPAL
                                                 AMOUNT
-------------------------------------------------------------------------
COMMERCIAL PAPER -- 8.3%
-------------------------------------------------------------------------
  Associates Corp. of North
    America -- 3.2%
    6.75%, 04/01/97..........................  $   934,000        934,000
  Merrill Lynch & Co. -- 5.1%
    6.75%, 04/01/97..........................    1,479,000      1,479,000
                                               -----------   ------------
TOTAL COMMERCIAL PAPER
  (Cost $2,413,000)..........................    2,413,000      2,413,000
                                               -----------   ------------
TOTAL INVESTMENTS -- 101.6%
  (Cost $27,994,392)......................................     29,454,899
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.6%)...........       (466,484)
                                                             ------------
NET ASSETS -- 100%........................................   $ 28,988,415
                                                             ------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

EMERGING GROWTH FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                              Thomas E. Bleakley,
                               Portfolio Manager
                             Ronald J. Krystyniak,
                               Portfolio Manager
                                John C. McCraw,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Emerging Growth Fund seeks to maximize long-term capital appreciation through investment primarily in U.S. equity securities of companies with market capitalizations below $500 million.

  REVIEW AND OUTLOOK: Smaller-cap growth stocks were among the market leaders during the first half of the Fund's fiscal year. However, after a summer sell-off in the technology sector, cautious investors began to favor larger-companies' stocks.

  Technology stocks, which contributed to strong gains earlier in the year, experienced a difficult environment in later quarters. The pullback in technology issues was most pronounced within smaller-cap segments. Earnings disappointments among networking companies, increasing competition sector-wide, and the strong U.S. dollar were key factors adversely affecting technology stocks. The combination of technology stocks' underperformance and the Fund's slightly higher exposure within this sector, relative to the Russell 2000 Growth Index, negatively impacted returns.

  Stock selection in the energy and retail trade sectors made a positive contribution to the Fund's performance during the year. Varco International Inc., a manufacturer of drilling equipment, and Trico Marine Services Inc., a provider of marine support services to the offshore drilling industry, both posted strong results as they capitalized on more favorable industry-wide trends in the energy sector. Ross Stores Inc., an operator of off-price, brand-name apparel stores, also exhibited solid gains from positive same-store sales trends and strong earnings growth.

  The Fund retains solid fundamentals. The median earnings growth rate for the Fund's holdings as of March 31 was 36%. We continue to identify and invest in companies we believe hold great potential for growth.

  Going forward, we expect the pace of earnings growth among issues in the broad market to slow. As a result, we believe investors will return their focus to stocks offering consistent earnings strength. We believe our bottom-up, growth-oriented approach should excel in such an environment.

                            REPRESENTATIVE HOLDINGS

                              Wolverine World Wide
                             Vitesse Semiconductor
                                CKE Restaurants
                             Ethan Allen Interiors
                             Trico Marine Services
                                 St. John Knits
                              Varco International
                                     Ciber
                                    Uniphase
                                 Pier 1 Imports

--------------------------------------------------------------------------------

EMERGING GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE EMERGING GROWTH ADVISORY PORTFOLIO WITH THE RUSSELL 2000 GROWTH INDEX.

                          ANNUALIZED TOTAL RETURNS
                               As of 03/31/97
 1 YEAR                            5 YEARS                          10 YEARS
 -6.03%                            11.55%                            12.02%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               EMERGING GROWTH     RUSSELL 2000
             ADVISORY PORTFOLIO    GROWTH INDEX
31-Jul-85              10,000.00        10,000.00
31-Dec-85              11,123.52        10,697.01
31-Dec-86              11,800.54        11,080.15
31-Dec-87              11,316.41         9,919.35
31-Dec-88              14,331.13        11,940.08
31-Dec-89              18,227.77        14,348.09
31-Dec-90              16,656.88        11,850.04
31-Dec-91              25,940.89        17,915.70
31-Dec-92              29,162.92        19,307.77
31-Dec-93              33,746.19        21,887.27
31-Dec-94              32,453.88        21,355.00
31-Dec-95              43,985.49        27,987.96
31-Dec-96              52,547.15        31,140.28
31-Mar-97              44,744.79        27,852.68

This graph compares a $10,000 investment in the Emerging Growth Advisory Portfolio with the Russell 2000 Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership and a pooled trust managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement which was 10/1/93. Limited partnership/pooled trust returns are restated to reflect all fees and expenses applicable to the Portfolio and share class. If the limited partnership and pooled trust had been registered as investment companies under the federal securities laws, their performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that fees and expenses, in excess of certain expense limits specified in the investment management agreement, have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is a widely regarded small-cap index of the 2,000 smaller securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCK -- 90.9%
----------------------------------------------------------------------------
ADVERTISING -- 0.5%
  CKS Group, Inc.*...........................       15,700      $    329,700
  Lamar Advertising Co.*.....................       30,900           625,725
  Universal Outdoor Holdings, Inc.*..........       59,000         1,711,000
                                                                ------------
                                                                   2,666,425
                                                                ------------
AEROSPACE -- 0.3%
  AAR Corp...................................       35,500         1,065,000
  Doncasters PLC*............................       27,100           525,062
                                                                ------------
                                                                   1,590,062
                                                                ------------
AGRICULTURE -- 0.5%
  Dekalb Genetics Corp. Class B..............       48,500         2,582,625
                                                                ------------
AIR FREIGHT/SHIPPING -- 0.5%
  Airnet Systems, Inc.*......................       22,400           358,400
  Expeditors International of Washington,
    Inc......................................       90,400         2,169,600
                                                                ------------
                                                                   2,528,000
                                                                ------------
AIRLINES -- 0.7%
  Alaska Air Group Inc.*.....................       91,800         2,352,375
  Midwest Express Holdings, Inc.*............       25,900           980,962
                                                                ------------
                                                                   3,333,337
                                                                ------------
APPAREL -- 3.6%
  Authentic Fitness Corp.....................       54,600           805,350
  Cole Kenneth Productions, Inc.*............      121,000         2,541,000
  Genesco, Inc.*.............................       41,100           462,375
  Nautica Enterprises, Inc.*.................      119,350         2,998,669
  Playtex Products, Inc.*....................       40,000           435,000
  St. John Knits, Inc........................       53,900         2,331,175
  Tultex Corp.*..............................       53,600           415,400
  Vans, Inc.*................................       61,800           726,150
  Wolverine Worldwide, Inc...................      199,000         7,263,500
                                                                ------------
                                                                  17,978,619
                                                                ------------
AUTOMOTIVE EQUIPMENT -- 0.4%
  Special Devices, Inc.*.....................       25,300           430,100
  Tower Automotive, Inc.*....................       43,400         1,692,600
                                                                ------------
                                                                   2,122,700
                                                                ------------
BIOTECHNOLOGY -- 1.5%
  Arqule, Inc.*..............................       22,100           342,550
  Bio-Technology General Corp.*..............       88,400         1,105,000
  Biopsys Medical, Inc.*.....................       38,000           940,500
  DepoTech Corp.*............................        8,800           133,051
  Guilford Pharmaceuticals, Inc.*............       73,300         1,520,975
  Martek Biosciences Corp.*..................       32,300           565,250
  Matritech, Inc.............................       13,700            69,356
  Molecular Biosystems, Inc.*................       59,500           542,938
  Pharmaceutical Product Development,
    Inc.*....................................       44,600           892,000
  Sonus Pharmaceuticals, Inc.*...............       18,700           493,212

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

BIOTECHNOLOGY (CONTINUED)

  Vertex Pharmaceuticals, Inc.*..............       19,700      $    792,925
                                                                ------------
                                                                   7,397,757
                                                                ------------
BROADCASTING -- 1.6%
  Argyle Television, Inc. Class A*...........       27,300           689,325
  Emmis Broadcasting Corp. Class A*..........       41,100         1,590,056
  Evergreen Media Corp. Class A*.............       93,450         2,727,572
  Saga Communications, Inc. Class A*.........       50,062         1,038,787
  Telemundo Group, Inc. Class A*.............       10,000           286,250
  Westwood One, Inc.*........................       82,700         1,529,950
                                                                ------------
                                                                   7,861,940
                                                                ------------
BUILDING MATERIALS -- 1.0%
  Advanced Lighting Technologies, Inc.*......       20,100           442,200
  AFC Cable Systems, Inc.*...................       21,800           452,350
  Falcon Building Products, Inc. Class A*....       45,000           787,500
  Hexcel Corp.*..............................      115,300         2,032,163
  NCI Building Systems, Inc.*................       20,000           647,500
  Northwest Pipe Co.*........................          500             8,312
  Triangle Pacific Corp.*....................       15,200           418,000
                                                                ------------
                                                                   4,788,025
                                                                ------------
BUILDING MATERIAL CHAIN -- 0.3%
  Eagle Hardware & Garden, Inc.*.............       95,400         1,717,200
                                                                ------------
CATALOG/OUTLET STORES -- 0.1%
  Coldwater Creek, Inc.*.....................       14,100           195,638
  Insight Enterprises, Inc.*.................        3,700            91,575
                                                                ------------
                                                                     287,213
                                                                ------------
CHEMICALS -- 0.7%
  Lilly Industries, Inc. Class A.............       12,200           221,125
  Mississippi Chemical Corp..................       60,700         1,449,212
  OM Group, Inc..............................       64,650         1,818,281
  Spartech Corp..............................       17,900           201,375
                                                                ------------
                                                                   3,689,993
                                                                ------------
CLOTHING CHAINS -- 2.0%
  99 Cents Only Stores*......................       34,000           684,250
  Buckle, Inc. (The)*........................        7,500           200,625
  Gadzooks, Inc.*............................       52,300         1,647,450
  Men's Wearhouse, Inc.*.....................       72,800         2,002,000
  Pacific Sunwear of California*.............        3,700           121,175
  Paul Harris Stores, Inc.*..................       24,500           379,750
  Ross Stores, Inc...........................       61,800         1,568,175
  Stage Stores, Inc.*........................       57,200         1,258,400
  Stein Mart, Inc.*..........................       69,400         1,977,900
                                                                ------------
                                                                   9,839,725
                                                                ------------
COAL MINING -- 0.3%
  Zeigler Coal Holding Co....................       54,600         1,296,750
                                                                ------------
COMMERCIAL/INDUSTRIAL SERVICES -- 0.1%
  Phymatrix Corp.*...........................       52,800           699,600
                                                                ------------
COMPUTER/OFFICE AUTOMATION -- 2.4%
  Advanced Digital Information Corp.*........       52,600           670,650
  Brooktrout Technology, Inc.*...............       14,700           218,663

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------
COMPUTER/OFFICE AUTOMATION (CONTINUED)

  BTG, Inc.*.................................       55,900      $    978,056
  Discreet Logic, Inc.*......................       42,300           248,512
  Encad, Inc.*...............................       42,500         1,269,688
  GEAC Computer Corp. LTD*...................       40,500           962,544
  In Focus Systems, Inc.*....................       52,600           907,350
  Larscom, Inc. Class A*.....................       62,500           523,438
  Logitech International*....................       16,000           260,000
  Microtouch Systems, Inc.*..................       52,200         1,030,950
  Network Appliance, Inc.*...................      117,000         3,802,500
  Safeguard Scientifics, Inc.*...............       19,700           389,075
  Splash Technology Holdings, Inc.*..........       36,300           907,500
  Sunquest Information Systems, Inc.*........       11,300           110,175
                                                                ------------
                                                                  12,279,101
                                                                ------------
CONTAINERS -- 0.1%
  U.S. Can Corp.*............................       20,900           318,725
                                                                ------------
CONTRACTING DRILLING -- 2.0%
  Atwood Oceanics, Inc.*.....................       32,500         2,019,063
  Cliffs Drilling Co.*.......................       37,800         2,244,375
  Marine Drilling Co., Inc.*.................      307,400         5,456,350
  Unit Corp.*................................       16,000           144,000
                                                                ------------
                                                                   9,863,788
                                                                ------------
DEPARTMENT/DISCOUNT STORES -- 0.1%
  Tuesday Morning Corp.*.....................       14,500           466,222
                                                                ------------
DRUGS/PHARMACEUTICALS -- 3.8%
  Alkermes, Inc.*............................       26,200           366,800
  Amylin Pharmaceuticals Inc.*...............      122,400         1,484,100
  Anesta Corp.*..............................       65,500         1,129,875
  Curative Health Services, Inc.*............       96,500         2,219,500
  Dura Pharmaceuticals, Inc.*................       67,700         2,420,275
  Incyte Pharmaceuticals, Inc.*..............       57,200         2,974,400
  Inhale Therapeutic Systems*................       15,300           292,612
  Medicis Pharmaceutical Corp. Class A*......       28,350           843,412
  NBTY, Inc.*................................       39,500           597,438
  NCS Healthcare, Inc. Class A*..............       21,500           486,438
  Parexel International Corp.*...............       78,800         1,812,400
  Pathogenesis Corp.*........................       22,100           552,500
  Sangstat Medical Corp.*....................       57,000         1,546,125
  Sepracor, Inc.*............................       77,500         1,787,344
  Theragencis Corp.*.........................       45,100           732,875
                                                                ------------
                                                                  19,246,094
                                                                ------------
ELECTRONIC DATA PROCESSING -- 0.3%
  Banctec, Inc.*.............................       45,300         1,155,150
  Factset Research Systems, Inc.*............       10,100           195,688
  Nova Corp.*................................       19,300           306,388
                                                                ------------
                                                                   1,657,226
                                                                ------------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 1.7%
  Checkpoint Systems, Inc.*..................      153,900         2,635,538
  Coherent, Inc.*............................       53,000         2,534,062
  Lecroy Corp.*..............................       25,500           663,000
  Molecular Dynamics, Inc.*..................       10,800           159,300
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

ELECTRONIC INSTRUMENTS/DIVERSIFIED (CONTINUED)

  Orbotech LTD*..............................       16,500      $    297,000
  Plexus Corp.*..............................       45,100         1,330,450
  SBS Technologies, Inc.*....................        9,300           141,825
  Veeco Instruments, Inc.....................       18,500           543,438
                                                                ------------
                                                                   8,304,613
                                                                ------------
ENTERTAINMENT -- 0.4%
  Hollywood Entertainment Corp.*.............       92,300         2,249,812
                                                                ------------
ENTERTAINMENT/MUSIC CHAINS -- 0.1%
  Guitar Center, Inc.*.......................       39,600           635,362
                                                                ------------
ENVIRONMENTAL SERVICES -- 1.8%
  Newpark Resources, Inc.*...................       36,385         1,591,844
  Superior Services, Inc.*...................       44,100           981,225
  Tetra Technologies, Inc.*..................       66,100         1,454,200
  United Waste Systems, Inc.*................      130,900         4,876,025
                                                                ------------
                                                                   8,903,294
                                                                ------------
FINANCE COMPANIES -- 2.9%
  AmeriCredit Corp.*.........................      185,700         3,226,538
  Imperial Credit Industries, Inc.*..........      263,400         5,300,925
  Ocwen Financial Corp.*.....................       58,500         1,696,500
  Resource Bancshares Mortgage Group, Inc....       43,500           685,125
  Sirrom Capital Corp........................       61,000         2,211,250
  Southern Pacific Funding Corp.*............       88,150         1,531,606
                                                                ------------
                                                                  14,651,944
                                                                ------------
FOOD CHAINS -- 0.6%
  Quality Food Centers, Inc.*................       75,400         3,166,800
                                                                ------------
GROCERY PRODUCTS -- 0.4%
  Hudson Foods, Inc. Class A.................       55,500           867,187
  Morningstar Group, Inc.*...................       62,200         1,197,350
                                                                ------------
                                                                   2,064,537
                                                                ------------
HOMEBUILDING -- 0.1%
  Diamond Home Services, Inc.*...............        5,800           103,675
  Pacific Greystone Corp.*...................       21,600           270,000
                                                                ------------
                                                                     373,675
                                                                ------------
HOME FURNISHINGS -- 1.4%
  Ethan Allen Interiors, Inc.................       85,500         3,726,457
  Foamex International, Inc.*................      103,100         1,610,938
  Furniture Brands International, Inc.*......       89,500         1,342,500
  O'Sullivan Industries Holdings, Inc.*......       42,400           535,300
                                                                ------------
                                                                   7,215,195
                                                                ------------
HOSPITALS -- 0.4%
  National Surgery Centers, Inc.*............       66,500         1,928,500
                                                                ------------
INVESTMENT COMPANIES -- 0.2%
  Everen Capital Corp........................       22,200           449,550
  Hambrecht & Quist Group*...................       25,600           428,800
                                                                ------------
                                                                     878,350
                                                                ------------
LIFE INSURERS -- 0.1%
  Protective Life Corp.*.....................        9,000           378,000
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

LODGING -- 0.8%
  Capstar Hotel Co.*.........................       30,850      $    863,800
  Doubletree Corp.*..........................       26,300           933,650
  Singature Resorts, Inc.*...................       50,100         1,198,926
  Suburban Lodges of America, Inc.*..........       11,800           212,400
  Wyndham Hotel Corp.*.......................       34,000         1,003,000
                                                                ------------
                                                                   4,211,776
                                                                ------------
MACHINERY/EQUIPMENT -- 2.1%
  Ballantyne of Omaha, Inc.*.................       10,350           159,131
  CFM Technologies, Inc.*....................       23,100           684,338
  DT Industries, Inc.........................       65,200         1,711,500
  Kuhlman Corp...............................       53,800         1,250,850
  Magnetek, Inc.*............................       73,800         1,190,025
  Miller Industries, Inc.*...................      145,050         1,740,600
  Robbins & Myers, Inc.......................       20,400           540,600
  Texex Corp.*...............................       21,900           287,868
  Uniphase Corp.*............................       50,900         1,883,300
  Watsco, Inc. Class A.......................       34,450           878,475
                                                                ------------
                                                                  10,326,687
                                                                ------------
MANAGED HEALTHCARE/HMO'S/PPO'S -- 1.4%
  Coventry Corp.*............................      180,600         2,054,324
  CRA Managed Care, Inc.*....................       35,700         1,338,750
  FPA Medical Management, Inc.*..............      110,043         2,118,328
  Maxicare Health Plans, Inc.*...............       32,000           804,000
  OccuSystems, Inc.*.........................       21,700           488,250
                                                                ------------
                                                                   6,803,652
                                                                ------------
MEDICAL/NURSING/HEALTH SERVICES -- 1.2%
  American Homepatient, Inc.*................       24,300           540,674
  Diagnostic Health Services, Inc.*..........       19,900           156,712
  EmCare Holdings, Inc.*.....................       42,800         1,150,250
  Multicare Companies, Inc.*.................       64,800         1,223,100
  Rotech Med Corp.*..........................       41,200           756,061
  Pediatrix Medical Group, Inc.*.............       26,800           881,050
  PMR Corp.*.................................        9,700           212,188
  Sunrise Assisted Liviing, Inc.*............       29,900           837,400
                                                                ------------
                                                                   5,757,435
                                                                ------------
MEDICAL SPECIALTIES -- 0.7%
  Cardiothoracic Systems, Inc.*..............       15,300           325,124
  Impath, Inc.*..............................        8,500           153,000
  Medical Resources, Inc.*...................       70,600           767,774
  Urologix, Inc.*............................        9,000           153,000
  Vivus, Inc.*...............................       51,500         2,060,000
                                                                ------------
                                                                   3,458,898
                                                                ------------
MEDICAL SUPPLIES -- 2.2%
  Adac Laboratories*.........................       40,800           851,700
  Capstone Pharmacy Services*................       55,400           609,400
  ESC Medical Systems LTD*...................       27,600           696,900
  Graham Field Health Products, Inc.*........       45,300           492,638
  Hologic, Inc.*.............................       52,600         1,282,124
  Keravision, Inc.*..........................        3,000            30,374
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

MEDICAL SUPPLIES (CONTINUED)

  Lunar Corp.*...............................       17,300      $    592,524
  Meridian Diagnostics, Inc..................        4,400            48,400
  Minimed, Inc.*.............................       52,200         1,344,150
  Molecular Devices Corp.*...................       32,200           446,774
  Penederm, Inc.*............................       19,400           213,400
  Respironics, Inc.*.........................        1,000            21,250
  Sabratek Corp.*............................       17,800           356,000
  Safeskin Corp.*............................      175,000         3,171,874
  Serologicals Corp.*........................       22,950           344,250
  Ventana Medical Systems, Inc.*.............       37,400           523,600
                                                                ------------
                                                                  11,025,358
                                                                ------------
METALS -- 0.8%
  Lone Star Technologies, Inc.*..............       26,100           495,900
  Mueller Industries, Inc.*..................       85,900         3,360,838
                                                                ------------
                                                                   3,856,738
                                                                ------------
MILITARY /DEFENSE TECHNOLOGY -- 0.3%
  Avondale Industries, Inc.*.................       22,600           389,850
  Tracor, Inc.*..............................       52,600         1,222,950
                                                                ------------
                                                                   1,612,800
                                                                ------------
MULTI-LINE INSURERS -- 0.0%
  Delphi Financial Group, Inc. Class A*......        5,200           172,900
                                                                ------------
OCEAN FREIGHT/SHIPPING -- 0.1%
  OMI Corp.*.................................       71,100           693,224
                                                                ------------
OIL/GAS PRODUCTION -- 1.5%
  Abacan Resource Corp.*.....................       51,400           404,774
  Abraxas Petroleum Corp.*...................       21,900           240,558
  Brown (Tom), Inc.*.........................       47,100           871,350
  Harken Energy Corp.*.......................      235,100         1,160,806
  Nuevo Energy Co.*..........................       25,200           967,050
  Petsec Energy LTD*.........................       49,400           975,650
  Swift Energy Co.*..........................       45,200         1,067,850
  Vintage Petroleum, Inc.....................       20,000           600,000
  Western Gas Resources, Inc.................       75,300         1,355,400
                                                                ------------
                                                                   7,643,438
                                                                ------------
OIL REFINING/MARKETING -- 0.0%
  Tesoro Petroleum Corp.*....................       21,600           226,800
                                                                ------------
OILFIELD SERVICES/EQUIPMENT -- 5.4%
  3DX Technology*............................       25,400           279,400
  Camco International, Inc...................       57,700         2,538,800
  Energy Ventures, Inc.*.....................       35,500         2,187,688
  Global Industries LTD*.....................      120,100         2,567,138
  Maverick Tube Corp.*.......................          800            14,200
  Oceaneering International, Inc.*...........       76,300         1,192,188
  Pool Energy Services Co.*..................       84,600         1,247,850
  Pride Petroleum Services, Inc.*............      129,400         2,685,050
  Seacor Holdings, Inc.*.....................       71,200         3,818,100
  Stolt Comex Seaway SA*.....................       27,700           560,924
  Trico Marine Services, Inc.*...............       66,300         3,149,250
  Tuboscope Vetco International, Corp.*......      190,600         2,596,924
  Varco International, Inc.*.................      106,100         2,652,500

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------
OILFIELD SERVICES/EQUIPMENT (CONTINUED)

  Veritas DGC, Inc.*.........................       77,000      $  1,520,750
                                                                ------------
                                                                  27,010,762
                                                                ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 6.3%
  Administaff, Inc.*.........................       36,900           613,462
  Affiliated Computer Services, Inc. Class
    A*.......................................       69,400         1,587,525
  ASE Test LTD*..............................        8,000           255,000
  Billing Information Concepts*..............       58,200         1,396,800
  CareMatrix Corp.*..........................       22,800           418,950
  Caribiner International, Inc.*.............       54,200         2,533,850
  CCC Information Services Group*............       54,000           675,000
  Ciber, Inc.*...............................      111,600         2,817,900
  Computer Task Group, Inc...................       68,600         2,435,300
  Data Processing Resources Corp.*...........       50,300           943,124
  Diamond Technology Partners Class A*.......        2,310            11,983
  Fine Host Corp.*...........................       17,900           420,650
  Forrester Research, Inc.*..................       21,800           397,850
  G&K Services, Inc., Class A................       17,950           538,500
  ICTS International NV*.....................        3,800            30,638
  Information Management Resources, Inc.*....       36,900           580,800
  Learning Tree International*...............       29,600           828,800
  Meta Group, Inc.*..........................       23,500           452,374
  Metzler Group, Inc.*.......................       46,600         1,077,624
  National Techteam, Inc.*...................       40,800           632,400
  Norrell Corp...............................       49,200         1,211,550
  On Assignment, Inc.*.......................       11,200           282,800
  Perseptive Biosystems, Inc.*...............          769             6,056
  Personnel Group of America, Inc.*..........       25,900           508,288
  PMT Services, Inc.*........................       90,350           993,850
  Rental Service Corp.*......................       17,100           324,900
  Romac International, Inc.*.................       66,600         1,177,988
  Staffmark, Inc.*...........................       25,900           339,938
  Sykes Enterprises, Inc.*...................       57,450         1,874,306
  Technology Solutions Co.*..................       54,750         1,512,469
  Vincam Group, Inc.*........................       28,400           777,450
  Warrantech Corp.*..........................       75,900           683,100
  Whittman-Hart, Inc.*.......................      144,900         3,079,124
                                                                ------------
                                                                  31,420,349
                                                                ------------
OTHER CONSUMER DURABLES -- 0.5%
  Action Performance Cos., Inc.*.............       59,900         1,168,050
  Sola International, Inc.*..................       67,800         1,567,874
                                                                ------------
                                                                   2,735,924
                                                                ------------
OTHER CONSUMER NON-DURABLES -- 0.1%
  Helen of Troy LTD*.........................       15,000           356,250
                                                                ------------
OTHER CONSUMER SERVICES -- 0.3%
  Equity Corp. International*................       17,800           373,800
  ITT Educational Services*..................       19,800           428,174
  Memberworks, Inc.*.........................       21,400           347,750
  National Education Corp.*..................       40,100           506,262
                                                                ------------
                                                                   1,655,986
                                                                ------------
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
OTHER FINANCIAL SERVICES -- 0.0%
  Metris Companies, Inc.*....................        2,100      $     52,500
                                                                ------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 0.8%
  Enterprise Systems, Inc.*..................       51,300         1,154,250
  Envoy Corp.*...............................       91,100         2,129,462
  Horizon Mental Health Management, Inc.*....       13,050           200,644
  Medquist, Inc.*............................        9,600           211,200
  Premier Research Worldwide, Ltd.*..........       15,600           257,400
  Sterile Recoveries, Inc.*..................          400             7,000
                                                                ------------
                                                                   3,959,956
                                                                ------------
OTHER PRODUCERS/MANUFACTURING -- 2.1%
  BE Aerospace, Inc.*........................      144,700         3,545,150
  Belden, Inc................................       43,600         1,553,250
  BMC Industries, Inc........................       53,300         1,505,724
  Griffon Corp.*.............................       54,300           651,600
  Interface, Inc.............................       39,100           979,944
  Libbey, Inc................................       52,300         1,634,374
  Rexel, Inc.*...............................       31,400           569,124
  Special Metals Corp.*......................       14,000           245,000
                                                                ------------
                                                                  10,684,166
                                                                ------------
OTHER RETAIL TRADE -- 0.2%
  RDO Equipment Co. Class A*.................       19,900           348,250
  Renters Choice, Inc.*......................       61,600           885,500
                                                                ------------
                                                                   1,233,750
                                                                ------------
OTHER TECHNOLOGY -- 0.5%
  Computer Products, Inc.*...................       87,900         1,285,538
  Henry (Jack) & Associates..................       28,050           624,113
  Renaissance Solutions, Inc.*...............       26,000           656,500
                                                                ------------
                                                                   2,566,151
                                                                ------------
OTHER TRANSPORTATION -- 0.3%
  Coach USA, Inc.*...........................       35,800         1,038,200
  Hvide Marine, Inc. Class A*................       23,500           534,624
                                                                ------------
                                                                   1,572,824
                                                                ------------
PAPER -- 0.1%
  American Pad & Paper Co.*..................       40,500           607,336
                                                                ------------
PIPELINES -- 0.2%
  Offshore Logistics, Inc.*..................       52,600           841,600
                                                                ------------
PRINTING/FORMS -- 0.4%
  Applied Graphics Technologies, Inc.*.......       41,100         1,453,912
  Consolidated Graphics, Inc.*...............       16,000           458,000
                                                                ------------
                                                                   1,911,912
                                                                ------------
PROPERTY-CASUALTY INSURERS -- 0.5%
  Capmac Holdings, Inc.......................       43,300         1,152,862
  HCC Insurance Holdings, Inc................       54,000         1,323,000
                                                                ------------
                                                                   2,475,862
                                                                ------------
PUBLISHING -- 0.3%
  Golden Books Family Entertainment, Inc.*...       90,000           832,500

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------
PUBLISHING (CONTINUED)

  Mecklermedia Corp.*........................       30,800      $    739,200
                                                                ------------
                                                                   1,571,700
                                                                ------------
REAL ESTATE BROKERS/SERVICES -- 0.5%
  CB Commercial Real Estate Services Group,
    Inc.*....................................       26,500           629,374
  Redwood Trust, Inc.........................       45,200         2,090,500
                                                                ------------
                                                                   2,719,874
                                                                ------------
RECREATIONALPRODUCTS -- 0.1%
  Rockshox, Inc.*............................       17,000           253,938
                                                                ------------
REGIONAL BANKS -- 0.7%
  Bay View Capital Corp......................       17,400           887,400
  Peoples Heritage Financial Group, Inc......       52,900         1,626,674
  Provident Bankshares Corp..................       32,100         1,235,850
                                                                ------------
                                                                   3,749,924
                                                                ------------
REAL ESTATE INVESTMENT TRUSTS -- 1.4%
  American General Hospitality Corp..........       26,400           719,400
  Essex Property.............................       35,100         1,048,612
  FelCor Suite Hotels, Inc...................       21,500           790,124
  Golf Trust of America, Inc.*...............       43,600         1,062,750
  Health Care Real Estate Investment Trust...       33,900           805,124
  Kilroy Realty Corp.*.......................       37,025           985,791
  Storage USA, Inc...........................       27,000           995,624
  Walden Residential Properties, Inc.........       35,700           861,262
                                                                ------------
                                                                   7,268,687
                                                                ------------
RENTAL/LEASING COMPANIES -- 0.7%
  Leasing Solutions, Inc.*...................       59,200         1,110,000
  Team Rental Group, Inc.*...................       25,100           527,100
  Ugly Duckling Corp.*.......................       71,100         1,306,463
  Winthrop Resources Corp....................       15,700           467,075
                                                                ------------
                                                                   3,410,638
                                                                ------------
RESTAURANTS -- 1.5%
  CKE Restaurants, Inc.......................      162,950         3,605,269
  Foodmaker, Inc.*...........................      168,200         1,703,025
  Logan's Roadhouse, Inc.*...................       17,100           359,100
  Rare Hospitality International, Inc.*......       43,500           565,500
  Showbiz Pizza Time, Inc.*..................       62,400         1,092,000
                                                                ------------
                                                                   7,324,894
                                                                ------------
RETAIL/FOOD DISTRIBUTION -- 0.6%
  Richfood Holdings, Inc.....................      120,650         2,262,188
  Suiza Foods Corp.*.........................       31,200           834,600
                                                                ------------
                                                                   3,096,788
                                                                ------------
SAVINGS & LOAN ASSOCIATIONS -- 0.1%
  MAF Bancorp, Inc...........................       15,800           616,200
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 7.2%
  Aavid Thermal Technologies*................       29,400           345,450
  Advanced Technology Materials, Inc.*.......       34,100           588,225
  Anadigics, Inc.*...........................       39,500         1,066,500
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

SEMICONDUCTORS/ELECTRONIC COMPONENTS (CONTINUED)

  Benchmarq Microelectronics, Inc.*..........       17,800      $    222,500
  Credence Systems Corp.*....................       71,600         1,396,200
  Cymer, Inc.*...............................       44,100         1,582,088
  Fusion Systems Corp.*......................       61,300         1,455,875
  Gasonics International Corp.*..............       21,500           306,375
  Hadco Corp.................................       61,100         2,367,625
  Integrated Process Equipment Corp.*........       96,700         1,619,725
  Jabil Circuit, Inc.*.......................      133,700         6,024,856
  JPM Co.*...................................          700            11,725
  Kulicks & Soffa Industries, Inc.*..........       77,300         1,632,962
  Level One Communications, Inc.*............       21,400           588,500
  MRV Communications, Inc.*..................       50,900         1,132,525
  Photronics, Inc.*..........................       34,600         1,016,375
  Radisys Corp.*.............................       41,100         1,202,175
  Sawtek, Inc.*..............................       80,000         2,300,000
  SDL, Inc.*.................................        9,900           169,538
  Sipex Corp.*...............................       31,900           933,075
  Smart Modular Technologies, Inc.*..........       50,000         1,187,500
  STB Systems, Inc.*.........................       17,500           511,875
  Stormedia, Inc.*...........................       89,000         1,023,500
  Trident Microsystems, Inc.*................      102,000         1,377,000
  Vitesse Semiconductor Corp.*...............      188,700         5,212,838
  Zygo Corp.*................................       30,200           687,050
                                                                ------------
                                                                  35,962,057
                                                                ------------
SOAPS/COSMETICS -- 0.1%
  American Safety Razor Co.*.................       22,500           347,990
                                                                ------------
SOFTWARE -- 8.5%
  Aspen Technology, Inc.*....................       78,400         2,136,400
  Avant Corp.*...............................       48,400         1,312,850
  C Net, Inc.*...............................       27,200           666,400
  CBT Group PLC Sponsored ADR*...............       80,900         4,034,888
  Credit Management Solutions, Inc.*.........        5,000            51,250
  Dataworks Corp.*...........................       37,500           543,750
  Documentum, Inc.*..........................       37,000           684,500
  Excite, Inc.*..............................       44,300           476,225
  Geotel Communications Corp.*...............        5,100            56,100
  Harbinger Corp.*...........................      101,150         2,225,300
  HNC Software, Inc.*........................       70,700         1,847,038
  HPR, Inc.*.................................       12,000           135,000
  Hyperion Software Corp.*...................      125,500         2,070,750
  Infinity Financial Technology, Inc.*.......       17,700           305,325
  Infoseek Corp.*............................       40,500           288,562
  Lycos, Inc.*...............................       45,000           632,812
  Manugistics Group, Inc.*...................       36,400         1,328,600
  Mercury Interactive Corp.*.................       80,200           781,950
  National Instruments Corp.*................       68,500         2,209,125
  Pegasystems, Inc.*.........................       53,900         1,084,738
  Perceptron, Inc.*..........................       38,200         1,002,750
  Quick Response Services, Inc.*.............       16,600           437,824
  Rational Software Corp.*...................       67,200         1,386,000
  Rogue Wave Software*.......................       17,800           162,424
  Sapient Corp.*.............................       13,800           441,600
  Saville Systems Ireland PLC*...............       72,200         2,075,750
  Seibel Systems, Inc.*......................      113,600         1,902,800
  Select Software Tools Sponsored ADR*.......       70,050           700,500

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------
SOFTWARE (CONTINUED)

  SPSS, Inc.*................................       20,100      $    499,988
  Tecnomatix Technologies Ltd.*..............        3,300            68,475
  Triteal Corp.*.............................       10,000           117,500
  Trusted Information Systems, Inc.*.........       35,400           460,200
  Verilink Corp.*............................       13,600            81,600
  Veritas Software Co.*......................       57,200         1,694,550
  Versant Object Technology Corp.*...........        5,000            44,375
  Viasoft, Inc.*.............................       40,000         1,300,000
  Videoserver, Inc.*.........................       92,300         2,180,588
  Visio Corp.*...............................       75,600         2,948,400
  Walker Interactive Systems, Inc.*..........       40,800           512,550
  Wind River Systems, Inc.*..................       84,000         1,984,500
                                                                ------------
                                                                  42,873,937
                                                                ------------
SPECIALTY CHAINS -- 2.3%
  Cort Business Services Corp.*..............       42,300           967,612
  Duty Free International, Inc...............       63,300           925,762
  Finish Line, Inc. Class A*.................       19,900           442,775
  Linens'n Things, Inc.*.....................      107,100         2,503,462
  Micro Warehouse, Inc.*.....................      107,000         1,404,375
  Party City Corp.*..........................       10,900           170,313
  Pier 1 Imports, Inc........................      130,500         2,300,062
  West Coast Entertainment Corp.*............        2,500            18,125
  West Marine, Inc.*.........................       25,500           841,500
  Williams-Sonoma, Inc.*.....................       72,900         2,095,875
                                                                ------------
                                                                  11,669,861
                                                                ------------
SPECIALTY INSURERS -- 0.1%
  International Alliance Services, Inc.*.....       56,800           568,000
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 2.6%
  Coherent Communications Systems Corp.*.....       41,900           722,775
  Comverse Technology, Inc.*.................       48,500         1,915,750
  Davox Corp.*...............................       31,400           973,400
  Digital Microwave Corp.*...................       82,100         1,580,425
  Gilat Satellite Networks LTD*..............       56,800         1,718,200
  Harmonic Lightwaves, Inc.*.................       88,800         1,221,000
  Natural Microsystems Corp.*................       82,400         1,637,700
  Nice Systems LTD*..........................       27,500           563,750
  P Com, Inc.*...............................       52,900         1,375,400
  Remec, Inc.*...............................       25,600           550,400
  Spectran Corp.*............................       13,600           176,800
  Teledata Communications LTD*...............       33,500           603,000
                                                                ------------
                                                                  13,038,600
                                                                ------------
TELECOMMUNICATION SERVICES -- 0.3%
  Pacific Gateway Exchange, Inc.*............       23,000           575,000
  Pricellular Corp. Class A*.................       57,168           471,636
  U. S. Long Distance Corp.*.................       35,600           413,850
                                                                ------------
                                                                   1,460,486
                                                                ------------
TEXTILES -- 0.1%
  Culp, Inc..................................       17,400           300,150
                                                                ------------
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
TOBACCO PRODUCTS -- 0.2%
  General Cigar Holdings, Inc.*..............       35,100      $    780,975
                                                                ------------
TRUCKING -- 0.7%
  Knight Transportation, Inc.*...............       20,600           466,075
  Swift Transportation Co.*..................       36,400           928,200
  U.S. Xpress Enterprises, Inc. Class A*.....          700             9,800
  USFreightways Corp.........................       57,200         1,480,050
  Yellow Corp.*..............................       29,400           554,924
                                                                ------------
                                                                   3,439,049
                                                                ------------
WHOLESALE DISTRIBUTION -- 1.2%
  Anicom, Inc.*..............................       49,900           422,591
  Brightpoint, Inc.*.........................      191,250         3,131,719
  Cellstar Corp.*............................       75,100         1,595,875
  Central Garden & Pet Co.*..................        6,800           123,250
  CHS Electronics, Inc.*.....................       28,700           584,762
                                                                ------------
                                                                   5,858,197
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $409,848,367)......................................      456,148,188
                                                                ------------

                                                        PRINCIPAL
                                                         AMOUNT
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 7.0%
--------------------------------------------------------------------------------
  Associates Corp. -- 3.7%
    6.75%, 04/01/97...................................  $18,673,000    18,673,000
  Merrill Lynch -- 3.3%
    6.35%, 04/01/97...................................  16,214,000    16,214,000
                                                                   -------------
TOTAL COMMERCIAL PAPER
  (Cost $34,887,000).............................................     34,887,000
                                                                   -------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.5%
--------------------------------------------------------------------------------
  J. P. Morgan & Co., Inc. $22,666,000 at 6.25%,
    (Agreement dated 03/31/97; to be repurchased at
    $22,669,935 on 04/01/97; collateralized by
    $23,265,000 FHMA Notes, 7.125% due 04/30/26)
    (VALUE $23,811,037)
    (Cost $22,666,000)................................  22,666,000    22,666,000
                                                                   -------------
--------------------------------------------------------------------------------
RIGHTS/WARRANTS -- 0.0%
--------------------------------------------------------------------------------
  Perseptive Biosystems Class G, Warrants
    (Cost $1,033).....................................        435          1,033
                                                                   -------------
TOTAL INVESTMENTS -- 102.4%
  (Cost $467,402,401)............................................    513,702,221
LIABILITIES IN EXCESS OF OTHER ASSETS (2.4%).....................    (12,139,688)
                                                                   -------------
NET ASSETS 100.0%................................................  $ 501,562,533
                                                                   -------------

------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

CORE GROWTH FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                             Jack C. Marshall, Jr.,
                       Partner, Chief Investment Officer,
                        Institutional Equity Management
                              Andrew B. Gallagher,
                            Senior Portfolio Manager
                                Maren Lindstrom,
                               Portfolio Manager
                              Thomas J. Sullivan,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Core Growth Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. companies with more than $500 million in market capitalization.

  REVIEW AND OUTLOOK: Smaller-cap growth stocks were among the market leaders during the first half of the Fund's fiscal year. However, in the last six months, investors turned from growth stocks toward a narrow group of larger-cap stocks. As a result, factors that contributed to strong results early in the period impacted returns in later quarters and the Fund's performance trailed that of the Standard & Poor's 500 Index.

  Technology stocks, which had contributed to strong gains, experienced a difficult environment. The pull-back was most pronounced within the small- and mid-cap segments as investors moved from stocks with higher earnings growth. In addition, underperformance among healthcare holdings and our overweighting in this sector relative to the S&P 500 negatively affected returns.

  The Fund's stock selections in energy and utility sectors contributed positively to performance. Oilfield service companies Ensco International and BJ Services both posted strong returns as they capitalized on more favorable trends in the oil and gas industry.

  Over the last six months, we have reduced our technology exposure on a stock-specific basis. While there are strong pockets of opportunity in the software, semiconductor, and wireless communications industries, we have virtually eliminated the Fund's exposure to the computer hardware and networking telecommunications segments due to several factors adversely affecting earnings trends in these areas.

  The Fund retains compelling fundamentals. The median earnings growth rate for the Fund's holdings as of March 31 was 28%. Going forward, we expect the pace of earnings growth among issues in the broad market to slow. As a result, we believe investors will return their focus to stocks offering consistent earnings strength. Because of our bottom-up, growth-oriented approach, we believe we should excel in such an environment.

                            REPRESENTATIVE HOLDINGS

                                    Safeway
                              Oxford Health Plans
                               USA Waste Services
                                      EMC
                                 Host Marriott
                                MGIC Investment
                            Associates First Capital
                                      AES
                              Consolidated Stores
                                    McKesson

--------------------------------------------------------------------------------

CORE GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE CORE GROWTH ADVISORY PORTFOLIO WITH THE S&P 500 INDEX AND THE S&P 400 MID-CAP INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 03/31/97
 1 YEAR                            5 YEARS                           10 YEARS
  1.39%                             12.89%                            13.40%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 CORE GROWTH
             ADVISORY PORTFOLIO     S&P 500 INDEX     S&P 400 MID-CAP INDEX
30-Sep-85             $10,000.00         $10,000.00                $10,000.00
31-Dec-85              12,466.54          11,714.38                $11,765.38
31-Dec-86              16,521.83          13,897.77                $13,673.59
31-Dec-87              17,072.51          14,629.64                $13,394.70
31-Dec-88              19,187.60          17,050.39                $16,189.95
31-Dec-89              25,633.99          22,440.53                $21,944.35
31-Dec-90              25,756.56          21,757.85                $20,820.87
31-Dec-91              39,960.61          28,384.26                $31,255.66
31-Dec-92              45,263.92          30,548.21                $34,982.08
31-Dec-93              54,328.19          33,624.00                $39,861.97
31-Dec-94              48,410.76          34,066.54                $38,430.72
31-Dec-95              66,921.22          46,873.86                $50,324.62
31-Dec-96              77,673.77          57,634.24                $59,981.98
31-Mar-97              71,284.00          59,171.41                $59,055.94

This graph compares a $10,000 investment in Core Growth Advisory Portfolio with the Standard & Poor's ("S&P") 500 Index and the S&P 400 Mid-Cap Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement which was 4/19/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Portfolio and share class. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The S&P 400 Index is an unmanaged index considered generally representative of the market for the stocks of mid-sized U.S. companies. It consists of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity, and industry group representation.

In future annual reports, Nicholas-Applegate will compare the Core Growth Portfolios only to the S&P 400 for purposes of showing annualized total returns. We believe this shift in benchmark measures is appropriate since the composition of the Fund more closely matches the composition of the S&P 400 Index.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
CORE GROWTH FUND

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
COMMON STOCKS -- 93.0%
---------------------------------------------------------------------------------
APPAREL -- 1.9%
  Nike, Inc. -- Class B......................           36,900      $   2,287,800
  Tommy Hilfiger Corp.*......................          110,000          5,747,500
                                                                    -------------
                                                                        8,035,300
                                                                    -------------
BEVERAGES/SOFT DRINKS -- 1.5%
  Panamerican Beverages, Inc. -- Class A.....          120,000          6,435,000
                                                                    -------------
BIOTECHNOLOGY -- 3.3%
  Biogen, Inc.*..............................          242,000          9,044,750
  Centocor, Inc.*............................          165,000          5,032,500
                                                                    -------------
                                                                       14,077,250
                                                                    -------------
COMPUTERS/OFFICE AUTOMATION -- 2.3%
  EMC Corp.*.................................          140,000          4,970,000
  Read-Rite Corp.*...........................          200,000          5,050,000
                                                                    -------------
                                                                       10,020,000
                                                                    -------------
CONTAINERS -- 0.9%
  Crown Cork & Seal Co., Inc.................           77,500          4,000,938
                                                                    -------------
DEPARTMENT/DISCOUNT STORES -- 2.5%
  Consolidated Stores Corp.*.................          180,625          6,367,031
  Costco Cos, Inc.*..........................          167,200          4,618,900
                                                                    -------------
                                                                       10,985,931
                                                                    -------------
DRUGS/PHARMACEUTICALS -- 5.0%
  Cardinal Health, Inc.......................          162,950          8,860,406
  Dura Pharmaceuticals, Inc.*................          183,700          6,567,275
  Elan Corp. PLC-Sponsored ADR*..............          185,100          6,316,537
                                                                    -------------
                                                                       21,744,218
                                                                    -------------
ELECTRIC UTILITIES -- 2.0%
  AES Corp.*.................................          158,600          8,881,600
                                                                    -------------
ENVIRONMENTAL SERVICES -- 6.7%
  Republic Industries, Inc.*.................          256,900          8,911,219
  United States Filter Corp.*................          191,000          5,897,125
  United Waste Systems, Inc.*................          174,900          6,515,025
  USA Waste Services, Inc.*..................          213,700          7,586,350
                                                                    -------------
                                                                       28,909,719
                                                                    -------------
FINANCE COMPANIES -- 1.7%
  Associates First Capital Corp. -- Class
    A........................................          176,100          7,572,300
                                                                    -------------
FOOD CHAINS -- 4.0%
  Kroger Co.*................................          130,000          6,597,500
  Safeway, Inc.*.............................          232,600         10,786,825
                                                                    -------------
                                                                       17,384,325
                                                                    -------------
HOSPITALS -- 3.7%
  Healthsouth Corp.*.........................          504,600          9,650,475
  Tenet Healthcare Corp.*....................          257,200          6,333,550
                                                                    -------------
                                                                       15,984,025
                                                                    -------------

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
LEASURE/GAMING -- 2.3%
  Carnival Corp. -- Class A..................          268,400      $   9,930,800
                                                                    -------------
LODGING -- 2.1%
  Doubletree Corp.*..........................          126,700          4,497,850
  Host Marriott Corp.*.......................          277,000          4,709,000
                                                                    -------------
                                                                        9,206,850
                                                                    -------------
MANAGED HEALTHCARE/HMO'S -- 1.9%
  Oxford Health Plans, Inc.*.................          138,000          8,090,250
                                                                    -------------
MEDICAL SUPPLIES -- 4.5%
  Boston Scientific Corp.*...................          155,000          9,571,250
  ESC Medical Systems LTD.*..................          175,000          4,418,750
  Safeskin Corp.*............................          310,600          5,629,625
                                                                    -------------
                                                                       19,619,625
                                                                    -------------
OIL/GAS PRODUCTION -- 2.4%
  Burlington Resources, Inc..................          105,900          4,527,225
  Valero Energy Corp.........................          165,800          6,030,975
                                                                    -------------
                                                                       10,558,200
                                                                    -------------
OILFIELD SERVICES/EQUIPMENT -- 6.6%
  BJ Services Co.*...........................           72,500          3,470,937
  Diamond Offshore Drilling, Inc.*...........           95,400          6,534,900
  ENSCO International, Inc.*.................          160,800          7,919,400
  Smith International, Inc.*.................          171,000          7,801,875
  Tidewater, Inc.............................           41,500          1,909,000
  Western Atlas, Inc.*.......................           16,000            970,000
                                                                    -------------
                                                                       28,606,112
                                                                    -------------
OIL REFINING/MARKETING -- 1.4%
  Tosco Corp.................................          216,600          6,173,100
                                                                    -------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 1.5%
  APAC Teleservices, Inc.*...................           26,300            683,800
  Manpower, Inc..............................          162,300          5,842,800
                                                                    -------------
                                                                        6,526,600
                                                                    -------------
OTHER CONSUMER DURABLES -- 1.3%
  U S Industries, Inc.*......................          159,200          5,611,800
                                                                    -------------
OTHER FINANCIAL SERVICES -- 2.7%
  Equifax, Inc...............................          232,600          6,338,350
  SunAmerica, Inc............................          139,300          5,223,505
                                                                    -------------
                                                                       11,561,855
                                                                    -------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 0.9%
  McKesson Corp..............................           63,400          4,057,600
                                                                    -------------
PIPELINES -- 1.2%
  Williams Companies, Inc....................          117,900          5,246,550
                                                                    -------------
REGIONAL BANKS -- 1.2%
  Washington Mutual, Inc.....................          110,500          5,338,531
                                                                    -------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 1.6%
  ASM Lithography Holding NV*................           92,000          6,900,000
                                                                    -------------
SOAPS/COSMETICS -- 2.1%
  Revlon, Inc. -- Class A*...................          234,100          8,960,935
                                                                    -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

SOFTWARE -- 7.7%
  BMC Software, Inc.*........................           94,400      $   4,354,200
  Electronics for Imaging, Inc.*.............          180,400          7,193,450
  McAfee Associates, Inc.*...................          128,700          5,694,975
  Parametric Technology Corp.*...............          128,700          5,807,588
  Peoplesoft, Inc.*..........................          142,400          5,696,000
  Rational Software Corp.*...................          220,000          4,537,500
                                                                    -------------
                                                                       33,283,713
                                                                    -------------
SPECIALTY CHAINS -- 1.6%
  Borders Group, Inc.*.......................          365,200          6,893,150
                                                                    -------------
SPECIALTY INSURERS -- 1.0%
  MGIC Investment Corp.......................           59,300          4,195,475
                                                                    -------------
TELECOMMUNICATIONS EQUIPMENT -- 9.2%
  ADC Telecommunications, Inc.*..............          120,000          3,225,000
  Andrew Corp.*..............................          287,700         10,393,163
  Ascend Communications, Inc.*...............           49,000          1,996,750
  Boston Technology, Inc.*...................          256,300          4,837,662
  L M Ericsson Telecommunications-Sponsored
    ADR......................................          258,400          8,737,150
  Nokia Corp.-Sponsored ADR -- Class A.......           69,300          4,036,725
  Tellabs, Inc.*.............................          176,600          6,379,675
                                                                    -------------
                                                                       39,606,125
                                                                    -------------
TELEPHONE -- 3.2%
  Nextel Communications, Inc. -- Class A*....          563,600          7,538,150
  Teleport Communications Group, Inc. --
    Class A*.................................          268,500          6,175,500
                                                                    -------------
                                                                       13,713,650
                                                                    -------------
TEXTILES -- 1.1%
  Mohawk Industries, Inc.*...................          232,900          4,861,787
                                                                    -------------
TOTAL COMMON STOCKS
  (Cost $382,398,610).........................................        402,973,314
                                                                    -------------
---------------------------------------------------------------------------------
PREFERRED STOCKS -- 1.4%
---------------------------------------------------------------------------------
CONTAINERS -- 0.5%
  Crown Cork & Seal, Inc., 4.5%..............           40,000          1,970,000
                                                                    -------------
                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

DRUGS/PHARMACEUTICALS -- 0.4%
  McKesson Corp., $2.50......................           36,300      $   1,942,050
                                                                    -------------
PIPELINES -- 0.5%
  Williams Cos, Inc., $3.50..................           20,300          2,144,188
                                                                    -------------
TOTAL PREFERRED STOCKS
  (Cost $6,012,500)...........................................          6,056,238
                                                                    -------------

                                                   PRINCIPAL
                                                     AMOUNT
---------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 2.0%
---------------------------------------------------------------------------------
COMPUTERS/OFFICE AUTOMATION -- 0.9%
  EMC Corp.,
    3.25%, 03/15/02..........................     $  3,700,000          3,792,500
                                                                    -------------
ENVIRONMENTAL SERVICES -- 0.5%
  Sanifill, Inc.,
    5.00%, 03/01/06..........................        1,437,000          2,044,133
                                                                    -------------
OILFIELD SERVICES/EQUIPMENT -- 0.6%
  Diamond Offshore Drilling, Inc. 3.75%,
    02/15/07.................................        2,500,000          2,662,500
                                                                    -------------
TOTAL CONVERTIBLE CORPORATE BONDS
  (Cost $8,190,198)...........................................          8,499,133
                                                                    -------------
---------------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.9%
---------------------------------------------------------------------------------
  Associates Corp. of North America 6.75%,
    04/01/97.................................       12,426,000         12,426,000
                                                                    -------------
TOTAL COMMERCIAL PAPER
  (Cost $12,426,000)..........................................
                                                                    -------------
TOTAL INVESTMENTS -- 99.3%
  (Cost $409,027,308).........................................        429,954,685
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7%.................          2,819,246
                                                                    -------------
NET ASSETS -- 100.0%..........................................      $ 432,773,931
                                                                    -------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INCOME & GROWTH FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                                Maren Lindstrom,
                               Portfolio Manager
                                Sandra K. Durn,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Income & Growth Fund seeks to maximize total return through investment primarily in convertible and equity securities of U.S. companies.

  REVIEW AND OUTLOOK: The Nicholas-Applegate Income & Growth Fund finished the fiscal year, ended March 31, 1997, with solid returns, outperforming both the overall convertible securities market and the average mutual fund investing in convertible securities, as represented by the First Boston Convertible Index and the Lipper Convertible Funds Average. The Fund benefited from its extensive holdings in financial and energy companies and flourished in the stable bond market environment. A robust level of offerings of new convertible securities also contributed to the Fund's advance.

  During down stock-market periods in the fiscal year, the Fund participated in only about half the downside of the overall market, as represented by the Standard & Poor's 500 Index. While the bond market was negatively affected by reports of strong job growth, high levels of consumer confidence, and accelerating gains in personal income, bond values in the Income & Growth Fund ended the year strong, even in light of the Federal Reserve's move to raise interest rates at the end of the period.

  U.S. convertible securities issuance rose to record-high levels in the period, with the market resuming its traditional role of offering attractively priced financing to weaker credit companies. We have been able to find a greater number of securities offering the downside stability that we require.

  We found many excellent opportunities in the financial services sector, including, Ahmanson, the holding company for Home Savings of America, which benefited from increased merger and acquisition activity in the sector. Insurance services, especially life insurance companies, helped Fund performance.

  We are optimistic moving forward. We believe the convertible market continues to offer excellent opportunities for growth as well as protection on the downside.

                            REPRESENTATIVE HOLDINGS

                                    Ericsson
                                    Omnicom
                                 Host Marriott
                                  U.S. Filter
                                    Williams
                              Crown Cork and Seal
                           Diamond Offshore Drilling
                                    Ahmanson
                                Alaska Air Group
                                     A.E.S.

--------------------------------------------------------------------------------

INCOME & GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE INCOME & GROWTH ADVISORY PORTFOLIO WITH THE CS FIRST BOSTON CONVERTIBLE INDEX.

                       ANNUALIZED TOTAL RETURNS
                            As of 03/31/97
 1 YEAR                        5 YEARS                           10 YEARS
 14.13%                         13.71%                            13.39%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              INCOME AND GROWTH    FIRST BOSTON INDEX
              ADVISORY PORTFOLIO       CONVERTIBLE
31-Dec-86               10,000.00            10,000.00
31-Dec-87                9,663.34             9,977.54
31-Dec-88               11,555.85            11,315.70
31-Dec-89               14,800.60            12,872.89
31-Dec-90               15,035.29            11,986.43
31-Dec-91               20,751.93            15,476.19
31-Dec-92               22,736.71            18,196.62
31-Dec-93               28,832.09            21,571.50
31-Dec-94               26,576.57            20,554.30
31-Dec-95               32,416.83            25,429.45
31-Dec-96               39,126.14            28,949.79
31-Mar-97               39,696.19            29,099.97

This graph compares a $10,000 investment in Income & Growth Advisory Portfolio with a similar investment in the CS First Boston Convertible ("First Boston Convertible") Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement which was 4/19/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Portfolio and share class. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The First Boston Convertible Index is an unmanaged market weighted index representing the universe of convertible securities whether they are convertible preferred stocks or convertible bonds.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
INCOME & GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCKS -- 11.8%
----------------------------------------------------------------------------
COMPUTER/OFFICE AUTOMATION -- 0.0%
  Seagate Technology, Inc.*..................             1     $         45
                                                                ------------
GAS UTILITIES -- 0.9%
  MCN Corp...................................        41,860        1,177,313
                                                                ------------
INVESTMENT COMPANIES -- 1.0%
  Merrill 6.50% "MTG" -- Strypes.............        19,000        1,244,500
                                                                ------------
MACHINERY/EQUIPMENT -- 0.7%
  Cooper Industries, Inc.,
    6.00% WYMN (DECS)........................        51,100          932,575
                                                                ------------
OTHER FINANCIAL SERVICES -- 0.7%
  SunAmerica, Inc. (PERCS)*..................        22,300          879,392
                                                                ------------
REAL ESTATE INVESTMENT TRUSTS -- 8.5%
  Bay Apartment Communities, Inc.............        38,190        1,370,066
  Cali Realty Corp...........................        44,130        1,412,160
  CenterPoint Properties Corp................        38,200        1,169,875
  Equity Residential Properties Trust........        12,100          536,938
  Kilroy Realty Corp.*.......................        21,300          567,113
  Meridian Industrial Trust, Inc.............        38,470          889,619
  Patriot American Hospitality, Inc..........        28,460          690,155
  Reckson Associates Realty Corp.............        31,930        1,472,771
  Spieker Properties, Inc....................        40,900        1,595,100
  Starwood Lodging Trust.....................        36,115        1,408,485
                                                                ------------
                                                                  11,112,282
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $12,831,606).......................................       15,346,107
                                                                ------------

----------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 31.8%
----------------------------------------------------------------------------
CONTAINERS -- 1.8%
  Crown Cork & Seal, 4.50%...................        48,250        2,376,313
                                                                ------------
DRUGS/PHARMACEUTICALS -- 0.8%
  McKesson Corp., $2.50*.....................        19,600        1,048,600
                                                                ------------
ELECTRIC UTILITIES -- 2.5%
  AES Trust I, Series A, 5.375%*.............        26,520        1,289,535
  California Energy Capital Trust, 6.25%.....        27,380        1,759,165
  California Energy Capital Trust 2,
    6.25%*...................................         5,900          300,163
                                                                ------------
                                                                   3,348,863
                                                                ------------
FINANCE COMPANIES -- 2.6%
  HF Ahmanson & Company, Series D, 6.00%.....        20,465        1,575,805
  Finova Finance Trust, 5.50%................        34,680        1,812,030
                                                                ------------
                                                                   3,387,835
                                                                ------------
GAS UTILITIES -- 0.8%
  Noram Financing I, 6.25%...................        17,000        1,058,250
                                                                ------------
INTEGRATED OIL COMPANIES -- 1.5%
  Unocal Capital Trust, 6.25%................        35,455        1,923,434
                                                                ------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
LIFE INSURERS -- 1.3%
  Penncorp Financial Group, Inc., $3.50......        29,505     $  1,644,904
                                                                ------------
LODGING -- 2.1%
  Host Marriott Financial Trust, 6.75%*......        47,435        2,668,219
                                                                ------------
MEDICAL SUPPLIES -- 0.5%
  United States Surgical Corp., Series A,
    $2.20.*..................................        21,340          613,525
                                                                ------------
METALS -- 0.1%
  Coeur D'Alene Mines Corp., 7.00%...........         5,500           97,625
                                                                ------------
MULTI-LINE INSURERS -- 0.7%
  Allstate Corp., 6.7647%....................        22,300          953,325
                                                                ------------
OIL/GAS PRODUCTION -- 2.5%
  Devon Financing Trust, $3.25*..............        30,148        1,823,954
  Nuevo Financing I, Series A, 5.75%.........        10,300          495,688
  Valero Energy, $3.125*.....................        13,700          923,038
                                                                ------------
                                                                   3,242,680
                                                                ------------
OIL REFINING/MARKETING -- 1.5%
  Tosco Financing Trust, 5.75%*..............        37,100        2,008,038
                                                                ------------
OTHER CONSUMER SERVICES -- 1.0%
  SCI Finance LLC, Series A, $3.125..........        12,930        1,318,860
                                                                ------------
OTHER PRODUCTION/MANUFACTURING -- 1.2%
  Corning Delaware LP, 6.00%.................        22,130        1,568,464
                                                                ------------
PIPELINES -- 1.9%
  Williams Cos., $3.50.......................        23,095        2,465,391
                                                                ------------
RESTAURANTS -- 1.7%
  Apple South Inc., $3.50....................         9,000          492,750
  Wendy's Financing I, Series A, 5.00%.......        34,900        1,766,813
                                                                ------------
                                                                   2,259,563
                                                                ------------
SAVINGS AND LOAN/THRIFTS -- 0.6%
  Sovereign Bancorp, Inc., Series B, 6.25%...         9,610          720,750
                                                                ------------
SPECIALTY INSURERS -- 1.7%
  American Bankers Insurance, Series B,
    $3.125...................................        36,290        2,200,081
                                                                ------------
TELECOMMUNICATION EQUIPMENT -- 3.1%
  LM Ericsson Telephone, 4.25%...............       619,270        2,941,533
  Qualcomm Financial Trust, 5.75%............        20,900        1,029,325
                                                                ------------
                                                                   3,970,858
                                                                ------------
TELECOMMUNICATION SERVICES -- 0.4%
  Worldcom, Inc., 8.00%......................         6,860          538,510
                                                                ------------
TELEPHONE -- 1.5%
  Salomon, Inc. CSN (DECS), 6.25%............        32,980        1,945,820
                                                                ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $37,345,556).......................................       41,359,908
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------

CONVERTIBLE CORPORATE BONDS -- 54.3%
---------------------------------------------------------

ADVERTISING -- 2.1%
  Omnicom Group,
    4.250%, 01/03/07.........................     $2,534,000    $  2,695,543
                                                                ------------
AEROSPACE -- 1.1%
  Morgan Stanley Group, Series MTNC*
    0.000%, 09/30/00.........................     1,290,000        1,470,600
                                                                ------------
AIRLINES -- 1.1%
  Alaska Air Group,
    6.500%, 06/15/05.........................       694,000          888,320
  Continental Airlines,
    6.750%, 04/15/06.........................       430,000          547,713
                                                                ------------
                                                                   1,436,033
                                                                ------------
ALCOHOLIC BEVERAGES -- 1.0%
  Grand Metropolitan PLC Euro,
    6.500%, 01/31/00.........................     1,130,000        1,337,638
                                                                ------------
AUTOMOBILES -- 0.2%
  Volkswagen International Finance,
    3.000%, 01/24/02.........................       240,000          266,700
                                                                ------------
BROADCASTING -- 0.2%
  Telemundo Group, Inc.,
    7.000%, 02/15/06.........................       225,000          217,406
                                                                ------------
BUILDING MATERIALS -- 1.4%
  Cemex SA Euro,
    4.250%, 11/01/97.........................       830,000          811,325
  Hexcel Corp.,
    7.000%, 08/01/03.........................       755,000          999,431
                                                                ------------
                                                                   1,810,756
                                                                ------------
BUILDING MATERIAL CHAINS -- 0.8%
  Home Depot, Inc.,
    3.250%, 10/01/01.........................       985,000          992,388
                                                                ------------
CLOTHING CHAINS -- 0.9%
  Nine West Group, Inc.,
    5.500%, 07/15/03.........................     1,220,000        1,186,450
                                                                ------------
COMPUTERS/OFFICE AUTOMATION -- 3.3%
  Comverse Technology, Inc.,
    5.750 10/01/06...........................     1,263,000        1,351,410
  EMC Corp.,
    3.250%, 03/15/02.........................     1,190,000        1,219,750
  HMT Technology Corp.,
    0.000%, 01/15/04.........................       958,000          832,263
  Safeguard Scientifics
    6.000%, 02/01/06.........................     1,075,000          932,563
                                                                ------------
                                                                   4,335,986
                                                                ------------
CONTRACT DRILLING -- 1.8%
  Diamond Offshore Drilling
    3.750%, 02/15/07.........................     1,927,000        2,052,255
                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------

CONTRACT DRILLING (CONTINUED)

  Nabors Industries, Inc.
    5.000%, 05/15/06.........................     $ 251,000     $    317,515
                                                                ------------
                                                                   2,369,770
                                                                ------------
DRUG CHAINS -- 1.5%
  Rite-Aid Corp.*
    0.000%, 07/24/06.........................     2,729,000        1,883,010
                                                                ------------
DRUGS/PHARMACEUTICALS -- 4.0%
  Elan International Finance*
    0.000%, 10/16/12.........................     1,711,000        1,272,556
  Sandoz Capital BVI LTD.
    2.000%, 10/06/02.........................       900,000        1,048,500
  Sandoz Capital BVI LTD. Euro,
    2.000%, 10/06/02.........................     1,470,000        1,721,738
  Sepracor, Inc.
    7.000%, 12/01/02.........................       295,000           396775
  Sepracor, Inc., Euro,
    7.000%, 12/01/02.........................       582,000          782,790
                                                                ------------
                                                                   5,222,359
                                                                ------------
ELECTRIC UTILITIES -- 1.2%
  AES Corp.
    10.250%, 07/15/06........................     1,385,000        1,513,113
                                                                ------------
ELECTRONIC DATA PROCESSING -- 2.3%
  Automatic Data Process*
    0.000%, 02/20/12.........................     4,664,000        2,606,010
  National Data Corp.
    5.000%, 11/01/03.........................       392,000          375,830
                                                                ------------
                                                                   2,981,840
                                                                ------------
ELECTRONIC INSTRUMENTS -- 3.1%
  ADT Operations, Inc.*
    0.000%, 07/06/10.........................     3,093,000        2,207,629
  SCI Systems, Inc.
    5.000%, 05/01/06.........................     1,499,000        1,858,760
                                                                ------------
                                                                   4,066,389
                                                                ------------
ENVIRONMENTAL SERVICES -- 5.6%
  Sanifill, Inc.
    5.000%, 03/01/06.........................     1,088,000        1,547,680
  United Waste Systems, Inc. Note
    4.500%, 06/01/01.........................     1,060,000        1,362,100
  United Waste Systems, Inc.
    4.500%, 06/01/01.........................       540,000          693,900
  U.S. Filter Corp.
    0.000%, 12/15/01.........................     2,470,000        2,479,263
  USA Waste Services, Inc.
    4.000%, 02/01/02.........................     1,113,000        1,151,955
                                                                ------------
                                                                   7,234,898
                                                                ------------
FINANCE COMPANIES -- 0.4%
  Leasing Solutions, Inc.
    6.875%, 10/01/03.........................       530,000          482,300
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INCOME & GROWTH FUND

                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------

CONVERTIBLE CORPORATE BONDS (Continued)
---------------------------------------------------------

FOOD CHAINS -- 1.0%
  Starbucks Corp.
    4.250%, 11/01/02.........................     $ 939,000     $  1,319,376
                                                                ------------
INDUSTRIAL ENGINEERING/CONSTRUCTION -- 1.0%
  Empresas ICA Sociedad
    5.000%, 03/15/04.........................     1,726,000        1,311,760
                                                                ------------
LIFE INSURERS -- 1.9%
  American Travellers Corp.,
    6.500%, 10/01/05.........................       521,000        1,454,893
  Penn Treaty American Corp.,
    6.250%, 12/01/03.........................       920,000        1,036,150
                                                                ------------
                                                                   2,491,043
                                                                ------------
LODGING -- 1.9%
  Hilton Hotels Corp.
    5.000%, 05/15/06.........................     1,740,000        1,774,800
  Prime Hospitality Corp.
    7.000%, 04/15/02.........................       341,000          488,056
  Signature Resorts, Inc.
    5.750.%, 01/15/07........................       277,000          235,450
                                                                ------------
                                                                   2,498,306
                                                                ------------
MACHINERY/EQUIPMENT -- 1.7%
  Intevac, Inc.
    6.500%, 03/01/04.........................       445,000          403,838
  Thermo Electron Corp.
    4.250%, 01/03/03.........................       565,000          590,425
  Thermo Electron Corp. Euro
    4.250%, 01/03/03.........................     1,110,000        1,187,700
                                                                ------------
                                                                   2,181,963
                                                                ------------
MANAGED HEALTHCARE/HMOS -- 1.0%
  Tenet Healthcare
    6.000%, 12/01/05.........................     1,172,000        1,353,660
                                                                ------------
MEDICAL/HEALTH SERVICES -- 2.7%
  FPA Medical Management
    6.500%, 12/15/01.........................       500,000          490,625
  Phycor, Inc.
    4.500%, 02/15/03.........................     1,965,000        1,891,313
  Renal Treatment Centers, Inc.
    5.625%, 07/15/06.........................     1,202,000        1,117,860
                                                                ------------
                                                                   3,499,798
                                                                ------------
MEDICAL SUPPLIES -- 0.4%
  Morgan Stanley Group, Series MTN
    2.000%, 03/29/02.........................       557,000          569,533
                                                                ------------
OIL FIELD SERVICES/EQUIPMENT -- 2.7%
  Baker Hughes, Inc.*
    0.000%, 05/05/08.........................     2,520,000        1,962,450
  Pride Petroleum Services, Inc.
    6.250%, 02/15/06.........................       372,000          675,180
  Seacor Holdings, Inc.
    5.375%, 11/15/06.........................       883,000          927,150
                                                                ------------
                                                                   3,564,780
                                                                ------------
                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 1.3%
  CUC International, Inc.
    3.000%, 02/15/02.........................     $ 735,000     $    729,488
  National Education Corp.
    6.500%, 05/15/11.........................     1,129,000          987,875
                                                                ------------
                                                                   1,717,363
                                                                ------------
OTHER PRODUCTION/MANUFACTURING -- 2.1%
  ALFA S.A. DE C.V.
    8.000%, 09/15/00.........................     1,000,000        1,258,750
  ALFA S.A. DE C.V. Euro
    8.000%, 09/15/00.........................     1,180,000        1,485,325
                                                                ------------
                                                                   2,744,075
                                                                ------------
OTHER TRANSPORTATION -- 0.8%
  Offshore Logistic
    6.000%, 12/15/03.........................     1,000,000          981,250
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 1.8%
  Analog Devices
    3.500%, 12/01/00.........................       813,000        1,022,258
  Xilinx, Inc.
    5.250%, 11/01/02.........................     1,178,000        1,341,448
                                                                ------------
                                                                   2,363,706
                                                                ------------
SPECIALTY CHAINS -- 1.9%
  Pep Boys*
    0.000%, 09/20/11.........................     2,490,000        1,329,038
  Staples, Inc.
    4.500%, 10/01/00.........................     1,009,000        1,114,945
                                                                ------------
                                                                   2,443,983
                                                                ------------
TELEPHONE -- 0.1%
  Pricellular Wire Series B
    14.000%, 11/15/01........................       130,000          132,600
                                                                ------------
TOTAL CONVERTIBLE CORPORATE BONDS
  (Cost $66,761,391).......................................       70,676,375
                                                                ------------
----------------------------------------------------------------------------
COMMERCIAL PAPER -- 4.4%
----------------------------------------------------------------------------
  Associates Corp.
    6.750%, 04/01/97
    (Cost $5,742,000)........................     5,742,000        5,742,000
                                                                ------------
TOTAL INVESTMENTS -- 101.9%
  (Cost $122,680,553)......................................      133,124,390
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.9%)............
                                                                  (2,472,988)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $130,651,402
                                                                ------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

BALANCED GROWTH FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                           Lawrence S. Speidell, CFA,
                     Partner, Director of Global/Systematic
                              Portfolio Management
                                 John J. Kane,
                       Partner, Senior Portfolio Manager
                               Fred S. Robertson,
                       Partner, Chief Investment Officer,
                            Fixed Income Management

  GOAL: The Nicholas-Applegate Balanced Growth Fund seeks to provide capital appreciation and current income by investing approximately 60% of total assets in equity and convertible securities primarily of U.S. companies and 40% of total assets in debt securities, money market instruments, and other short-term investments.
  REVIEW AND OUTLOOK: Early in the Fund's fiscal year, strong performance by smaller-company growth stocks contributed to gains. However, after a summer sell-off in the technology sector, cautious investors favored larger-company stocks.

  During the 12-month period ending March 31, 1997, the Nicholas-Applegate Balanced Growth Fund achieved more modest returns than a composite index comprised of 60% of the S&P 500 Index and 40% of the Lehman Government/Corporate Index.

  The Fund's overweighting within the technology sector relative to the benchmark contributed to gains. Disappointing returns in the consumer services and consumer non-durables sectors negatively impacted returns.

  One of the Fund's best performers during the period was Western Digital Corp., a manufacturer of disk drives for personal computers. While the company benefited from strong demand, competitive pressures threatened the sustainability of earnings growth and prompted us to reduce our position. Ross Stores, Inc., the nation's third largest off-price retailer, also performed well.

  The Federal Reserve Board raised short-term interest rates in March. The Fed cited persisting economic strength as one reason for the action, which prompted a quarter-end sell-off.

  Our long-term outlook for bonds remains positive. However, with little slack in the economy, short periods of accelerating economic activity may prompt the Fed to raise rates again. Thus, we believe the risk of higher near-term rates makes a neutral stance on interest rates appropriate.

  We are optimistic that the combination of our disciplined approach to selecting dynamic growth stocks and the diversification benefits of fixed income securities will continue to deliver solid long-term returns.

                            REPRESENTATIVE HOLDINGS

                   United States Treasury Note 7.500 5-15-02
                   United States Treasury Note 7.000 7-15-06
                   United States Treasury Note 6.250 8-31-00
                      Advanced Micro Devices 11.000 8-1-03
                                 Dell Computer
                                      TJX
                                     Intel
                                 Miller Herman
                                 Jabil Circuit
                            Burlington Coat Factory

--------------------------------------------------------------------------------

BALANCED GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE BALANCED GROWTH ADVISORY PORTFOLIO WITH A MODEL INDEX CONSISTING OF 60% S&P 500 INDEX/40% LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
  7.60%                         As of 03/31/97                         6.56%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               BALANCED GROWTH     BALANCED
             ADVISORY PORTFOLIO      INDEX
31-Aug-95              10,000.00    10,000.00
30-Sep-95              10,100.80    10,294.00
31-Oct-95              10,060.72    10,332.29
30-Nov-95              10,140.88    10,672.64
31-Dec-95               9,959.13    10,858.98
31-Jan-96              10,063.88    11,107.44
29-Feb-96              10,313.66    11,075.23
31-Mar-96              10,309.64    11,101.81
30-Apr-96              10,941.33    11,169.08
31-May-96              11,232.89    11,334.39
30-Jun-96              10,921.90    11,420.98
31-Jul-96              10,351.77    11,129.06
31-Aug-96              10,742.71    11,258.82
30-Sep-96              11,335.64    11,719.31
31-Oct-96              11,335.64    12,022.61
30-Nov-96              11,801.49    12,656.44
31-Dec-96              11,638.03    12,449.89
31-Jan-97              11,915.91    12,922.73
28-Feb-97              11,360.16    12,994.07
31-Mar-97              11,058.58    12,611.00

This graph compares a $10,000 investment in the Balanced Growth Advisory Portfolio with a model index consisting of 60% Standard & Poor's ("S&P") 500 Index and 40% Lehman Brothers Government/Corporate Bond Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities and all corporation issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year. It is generally regarded as representative of the market for domestic bonds.

Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
BALANCED GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCKS -- 57.3%
----------------------------------------------------------------------------
AIRLINES -- 0.6%
  Delta Airlines, Inc........................         1,800     $    151,425
                                                                ------------
APPAREL -- 0.6%
  Fruit of the Loom, Inc.*...................         3,500          145,250
                                                                ------------
AUTOMOBILES -- 0.4%
  Chrysler Corp..............................         3,200           96,000
                                                                ------------
AUTOMOTIVE EQUIPMENT -- 0.7%
  SPX Corp.*.................................         4,000          181,500
                                                                ------------
BIOTECHNOLOGY -- 0.3%
  Quintiles Transnational Corp.*.............         1,400           75,425
                                                                ------------
BUILDING MATERIALS -- 0.7%
  Apogee Enterprises, Inc....................         7,200          142,200
  Eagle Hardware and Garden, Inc.*...........         1,200           22,854
                                                                ------------
                                                                     165,054
                                                                ------------
CATALOG/OUTLET STORES -- 1.2%
  CDW Computer Centers, Inc.*................         2,500          112,656
  Lands' End, Inc.*..........................         7,300          193,450
                                                                ------------
                                                                     306,106
                                                                ------------
CHEMICALS -- 0.7%
  Cytec Industries, Inc.*....................         4,400          166,650
                                                                ------------
CLOTHING CHAINS -- 2.9%
  Burlington Coat Factory*...................         8,900          160,200
  Ross Stores, Inc...........................        14,400          365,400
  TJX Companies..............................         4,600          196,650
                                                                ------------
                                                                     722,250
                                                                ------------
COAL MINING -- 0.8%
  Zeigler Coal Holding Co....................         7,900          187,625
                                                                ------------
COMPUTERS/OFFICE AUTOMATION -- 6.5%
  Cisco Systems, Inc.*.......................         2,200          105,875
  Compaq Computer Corp.*.....................         2,300          176,237
  Dell Computer Corp.*.......................         3,800          256,975
  EMC Corp.*.................................         4,400          156,200
  Gateway 2000, Inc.*........................         3,200          164,000
  Quantum Corp.*.............................         3,500          135,188
  Seagate Technology, Inc.*..................         3,500          157,063
  Storage Technology Corp.*..................         3,900          153,075
  Western Digital Corp.*.....................         5,500          311,438
                                                                ------------
                                                                   1,616,051
                                                                ------------
CONTRACT DRILLING -- 2.2%
  Cliff's Drilling Co.*......................         2,200          130,625
  Global Marine, Inc.*.......................        11,100          238,650
  Marine Drilling, Cos., Inc.*...............        10,700          189,925
                                                                ------------
                                                                     559,200
                                                                ------------
DEPARTMENT/DISCOUNT STORES -- 1.4%
  Mac Frugals Bargains Close-Outs, Inc.*.....         6,800          180,200

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

DEPARTMENT/DISCOUNT STORES (CONTINUED)

  Woolworth Corp.*...........................         7,400     $    172,975
                                                                ------------
                                                                     353,175
                                                                ------------
DRUGS/PHARMACEUTICALS -- 1.1%
  Dura Phamaceuticals, Inc.*.................         5,600          200,200
  Jones Medical Industries, Inc..............         2,650           63,600
                                                                ------------
                                                                     263,800
                                                                ------------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 1.2%
  American Power Conversion Corp.*...........         6,800          147,050
  Dynatech Corp.*............................         4,800          144,000
                                                                ------------
                                                                     291,050
                                                                ------------
FINANCE COMPANIES -- 2.7%
  Aames Financial Corp.......................         2,100           42,525
  Green Tree Financial Corp..................         4,700          158,625
  Imperial Credit Industries, Inc.*..........         7,900          158,988
  MBNA Corp..................................         4,800          133,800
  Student Loan Marketing Association.........         1,800          171,450
                                                                ------------
                                                                     665,388
                                                                ------------
GROCERY PRODUCTS -- 0.7%
  Interstate Bakeries Corp...................         3,800          179,550
                                                                ------------
HOME FURNISHINGS -- 1.6%
  Bed Bath & Beyond, Inc.*...................         1,500           36,281
  Ethan Allen Interiors, Inc.................         4,400          191,400
  Furniture Brands International, Inc.*......        11,200          168,000
                                                                ------------
                                                                     395,681
                                                                ------------
HOSPITALS -- 0.7%
  Health Management Associates, Inc. -- Class
    A*.......................................         1,700           40,375
  Healthsouth Corp.*.........................         7,000          133,875
                                                                ------------
                                                                     174,250
                                                                ------------
INVESTMENT COMPANIES -- 0.5%
  Bear Stearns Co............................         4,520          118,650
                                                                ------------
LIFE INSURERS -- 1.1%
  Conseco, Inc...............................         7,500          267,187
                                                                ------------
LODGING -- 0.6%
  HFS, Inc.*.................................         2,700          158,963
                                                                ------------
MANAGED HEALTHCARE -- 1.1%
  Oxford Health Plans, Inc.*.................         4,600          269,675
                                                                ------------
MEDICAL SUPPLIES -- 0.2%
  Guidant Corp...............................           900           55,350
                                                                ------------
MONEY CENTER BANKS -- 0.6%
  North Fork Bancorporation, Inc.............         4,200          151,725
                                                                ------------
OILFIELD SERVICES/EQUIPMENT -- 3.1%
  Camco International, Inc...................         4,700          206,800
  Cooper Cameron Corp.*......................         2,200          150,700
  Rowan Cos., Inc.*..........................         7,800          176,475
  Tidewater, Inc.............................         2,200          101,200

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BALANCED GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
OILFIELD SERVICES/EQUIPMENT (CONTINUED)

  Varco International, Inc.*.................         5,900     $    147,500
                                                                ------------
                                                                     782,675
                                                                ------------
OIL/GAS PRODUCTION -- 0.5%
  Swift Energy Co.*..........................         5,500          129,938
                                                                ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 0.6%
  Corrections Corp. of America*..............         3,500           84,875
  Robert Half International, Inc.*...........         1,600           55,800
                                                                ------------
                                                                     140,675
                                                                ------------
OTHER FINANCIAL SERVICES -- 0.9%
  Sunamerica, Inc............................         5,800          218,225
                                                                ------------
OTHER HEALTH SERVICES -- 0.7%
  HBO & Company..............................         3,600          171,000
                                                                ------------
OTHER PRODUCERS/MANUFACTURING -- 1.2%
  BMC Industries, Inc........................         3,400           96,050
  Miller Herman, Inc.........................         2,900          197,925
                                                                ------------
                                                                     293,975
                                                                ------------
PAPER -- 0.8%
  Fort Howard Corp.*.........................         6,400          199,200
                                                                ------------
PROPERTY-CASUALTY INSURANCE -- 1.3%
  Lowes Corp.................................         1,900          168,863
  Orion Capital Corp.........................         2,700          166,725
                                                                ------------
                                                                     335,588
                                                                ------------
PUBLISHING -- 0.8%
  Central Newspapers, Inc....................         3,000          150,375
  Gartner Group, Inc.*.......................         1,700           36,762
                                                                ------------
                                                                     187,137
                                                                ------------
REGIONAL/COMMERCIAL BANKS -- 0.5%
  Star Banc Corp.............................         3,400          135,575
                                                                ------------
SAVINGS & LOAN ASSOCIATIONS -- 1.6%
  Charter One Financial, Inc.................         3,730          163,654
  Greenpoint Financial Corp..................         4,600          236,900
                                                                ------------
                                                                     400,554
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 2.3%
  Intel Corp.................................         1,500          208,688
  Jabil Circuit, Inc.*.......................         3,700          166,731
  Vitesse Semiconductor Corp.*...............         7,650          211,331
                                                                ------------
                                                                     586,750
                                                                ------------
SOAPS/COSMETICS -- 1.2%
  Amway Asia Pacific, LTD....................         4,400          165,550
  Herbalife International, Inc...............         7,900          143,188
                                                                ------------
                                                                     308,738
                                                                ------------
SOFTWARE -- 6.9%
  Aspen Technology, Inc.*....................         3,000           81,750
  BMC Software, Inc.*........................         5,400          249,075
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

SOFTWARE (CONTINUED)

  Cadence Design System, Inc.*...............         5,100     $    175,312
  Compuware Corp.*...........................         4,300          269,825
  Keane, Inc.*...............................         4,400          144,650
  McAfee Associations, Inc.*.................         6,300          278,775
  Microsoft Corp.*...........................         1,600          146,700
  Parametric Technology Co.*.................         3,600          162,450
  Peoplesoft, Inc.*..........................         5,400          216,000
                                                                ------------
                                                                   1,724,537
                                                                ------------
SPECIALTY CHAINS -- 0.3%
  Gap, Inc...................................         2,000           67,000
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 2.6%
  ADC Telecommunications, Inc.*..............         4,900          131,687
  Ascend Communications, Inc.*...............         5,200          211,900
  Pairgain Technologies, Inc.*...............         6,000          177,750
  Tellabs, Inc.*.............................         3,800          137,275
                                                                ------------
                                                                     658,612
                                                                ------------
TEXTILES -- 0.5%
  Carlisle Cos, Inc..........................         4,500          131,625
                                                                ------------
WHOLESALE DISTRIBUTION -- 0.3%
  Tech Data Corp.*...........................         3,000           72,375
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $12,268,906).......................................       14,261,159
                                                                ------------

                                                  PRINCIPAL
                                                   AMOUNT
----------------------------------------------------------------------------
CORPORATE BONDS -- 26.0%
----------------------------------------------------------------------------
AIRLINES -- 0.8%
  US Air, Inc.
    10.00%, 07/01/03.........................     $ 200,000          201,750
                                                                ------------
BEVERAGES/SOFT DRINKS -- 4.0%
  Pepsi-Gemex SA
    9.75%, 03/30/04..........................     1,000,000          995,000
                                                                ------------
BROADCASTING -- 0.3%
  Telemundo Group, Inc.
    7.000%, 02/15/06.........................        75,000           74,250
                                                                ------------
CONTRACT DRILLING -- 0.3%
  Cliffs Drilling Co. Series B
    10.250%, 05/15/03........................        80,000           83,600
                                                                ------------
ELECTRONIC INSTRUMENTS -- 0.8%
  Electronic Retailing Systems*
    13.25%, 02/01/04.........................       300,000          205,125
                                                                ------------
ENTERTAINMENT -- 4.8%
  AMC Entertainment
    9.5%, 03/15/09...........................       450,000          445,500
  United Artists
    11.5%, 05/01/02..........................       725,000          756,719
                                                                ------------
                                                                   1,202,219
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------

CORPORATE BONDS (Continued)
---------------------------------------------------------

FINANCE COMPANIES -- 1.3%
  Americredit Corp., Series A
    9.25%, 02/01/04..........................     $ 200,000     $    195,000
  Ocwen Financial Corp.
    11.875%, 10/01/03........................       125,000          138,750
                                                                ------------
                                                                     333,750
                                                                ------------
GROCERY PRODUCTS -- 1.1%
  Curtice-Burns Foods, Inc.
    Senior Subordinated Note
    12.25%, 02/01/05.........................        50,000           53,250
  Fage Dairy Industries, Series A
    9.0%, 02/01/07...........................       225,000          218,250
                                                                ------------
                                                                     271,500
                                                                ------------
LEISURE/GAMING -- 2.4%
  Casino Magic
    13.00%, 08/15/03.........................       335,000          324,950
  Majestic Star Casino
    12.750%, 05/15/03........................       250,000          271,875
                                                                ------------
                                                                     596,825
                                                                ------------
OTHER FINANCIAL SERVICES -- 0.5%
  ESAT Holdings, LTD*
    12.5%, 02/01/07..........................       225,000          124,875
                                                                ------------
RESTAURANTS -- 1.4%
  Foodmaker, Inc.
    9.25%, 03/01/99..........................       100,000          101,000
  Rally's Hamburgers, Inc.
    9.875%, 06/15/00.........................       250,000          236,563
                                                                ------------
                                                                     337,563
                                                                ------------
SEMICONDUCTORS/ELEC. COMP. -- 4.0%
  Advanced Micro Devices
    11.00%, 08/01/03.........................       900,000          987,750
                                                                ------------
SOAPS/COSMETICS -- 0.7%
  Revlon Worldwide, Series B*
    Zero Coupon, 3/15/98.....................       175,000          164,500
                                                                ------------
SPECIALTY CHAINS -- 0.3%
  CompUSA, Inc.
    9.500%, 06/15/00.........................        75,000           75,937
                                                                ------------
                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.3%
  Echostar Communications*
    Step-up, 06/01/04........................     $ 125,000     $    105,000
  Optel, Inc.
    13.00%, 02/15/05.........................       225,000          215,438
                                                                ------------
                                                                     320,438
                                                                ------------
TELEPHONE -- 2.0%
  Nextel Communications*
    11.5%, 09/01/03..........................        75,000           58,688
  Paging Network, Inc.
    10.00%, 10/15/08.........................       250,000          225,000
  PriceCellular Wire Series B*
    14.000%, 11/15/01........................       200,000          204,000
                                                                ------------
                                                                     487,688
                                                                ------------
TOTAL CORPORATE BONDS
  (Cost $6,324,643)........................................        6,462,770
                                                                ------------
----------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 15.0%
----------------------------------------------------------------------------
  U.S.Treasury Notes
    6.250%, 08/31/00.........................     1,000,000          988,178
    7.500%, 11/15/01.........................       700,000          720,467
    7.500%, 05/15/02.........................     1,000,000        1,031,910
    7.000%, 07/15/06.........................     1,000,000        1,003,230
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $3,898,393)........................................        3,743,785
                                                                ------------

----------------------------------------------------------------------------
COMMERCIAL PAPER -- 3.5%
----------------------------------------------------------------------------
  Associates Corp.
    6.75%, 04/01/97
    (Cost $860,000)..........................       860,000          860,000
                                                                ------------
TOTAL INVESTMENTS -- 101.3%
  (Cost $23,351,942).......................................       25,327,714
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.3%)............         (315,744)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $ 25,011,970
                                                                ------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

GOVERNMENT INCOME FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                                Fred Robertson,
                       Partner, Chief Investment Officer,
                            Fixed Income Management
                              James E. Kellerman,
                       Partner, Senior Portfolio Manager
                            Douglas G. Forsyth, CFA,
                               Portfolio Manager
                                 Susan Malone,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Government Income Fund seeks to maximize current income through investment primarily in intermediate term debt securities of the U.S. Government and its agencies and instrumentalities.

  REVIEW AND OUTLOOK: The Fund turned in disappointing performance in the fiscal year ended March 31, 1997 as interest rate shifts contributed to uncertainty in the economic environment.

  During the beginning of the period, the bond market declined after a surprisingly strong February employment report. In May, fundamental and technical factors diverged resulting in violent interest rate shifts within a tight range. We reduced the Fund's duration in order to avoid any negative surprises. Recognizing a slowdown to below-average growth trends in August, we lengthened the duration of the Fund. In December, we again shortened our duration in response to stronger housing starts and new home sales, consumer confidence and above average trend growth.

  The first quarter of 1997 was marked by conflicting news regarding the direction and health of the U.S. economy. Interest rates fluctuated throughout the period as investors attempted to make sense of the conflicting reports. Strong job growth, high levels of consumer confidence, and accelerating gains in personal income, all negatively impacted the bond market. At the same time, contractionary fiscal policies, stable money supply growth rates, and moderate economic growth rates were evident.

  As of March 31, 1997, 78% of the Fund was invested in U.S. Government securities, with 22% invested in investment grade corporate bonds. Of the government securities, 31% of the portfolio was invested in U.S. Treasury securities, 8% in U.S. agencies' securities, and 39% in mortgage securities. We practice active duration management to adjust the Fund's holdings for changes in the interest rate environment. Duration is a measure of a bond's responsiveness to changes in interest rates. The fund's managed duration target at the end of the fiscal year was 5.4 years, similar to that of the benchmark Lehman Government Corporate Index. This reflects our positive long-term view of the bond market, and our concern that interest rates will rise in the near term.

  We continue to seek to add value to the Fund by choosing what we believe to be the most promising individual bonds based on our outlook for interest rates, projected yields as well as industry trends.

--------------------------------------------------------------------------------

GOVERNMENT INCOME ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE GOVERNMENT INCOME ADVISORY PORTFOLIO WITH THE LEHMAN BROTHERS GOVERNMENT BOND INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
  2.54%                         As of 03/31/97                         3.18%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               GOVERNMENT INCOME      LEHMAN BROTHERS GOV'T
               ADVISORY PORTFOLIO           BOND INDEX
31-Aug-95                 10,000.00                 10,000.00
30-Sep-95                 10,079.20                 10,096.00
31-Oct-95                 10,223.88                 10,249.46
30-Nov-95                 10,384.63                 10,409.35
31-Dec-95                 10,558.38                 10,557.16
31-Jan-96                 10,615.41                 10,621.56
29-Feb-96                 10,354.71                 10,404.88
31-Mar-96                 10,231.69                 10,317.48
30-Apr-96                 10,083.41                 10,251.45
31-May-96                 10,009.27                 10,234.02
30-Jun-96                 10,127.07                 10,366.04
31-Jul-96                 10,135.41                 10,391.96
31-Aug-96                 10,048.66                 10,369.09
30-Sep-96                 10,240.50                 10,541.22
31-Oct-96                 10,511.37                 10,773.13
30-Nov-96                 10,724.68                 10,960.58
31-Dec-96                 10,592.40                 10,848.78
31-Jan-97                 10,626.28                 10,860.72
28-Feb-97                 10,652.27                 10,875.92
31-Mar-97                 10,508.20                 10,760.64

This graph compares a $10,000 investment in the Government Income Advisory Portfolio with the Lehman Brothers Government Bond Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The Lehman Brothers Government Bond Index is an unmanaged index composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations or corporate debt guaranteed by the U.S. government.

The Index reflects the reinvestment of interest income and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
GOVERNMENT INCOME FUND

                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 54.3%
----------------------------------------------------------------------------
FEDERAL HOME LOAN BANK DISCOUNT NOTES -- 12.0%
  5.460%, 04/03/97...........................     $ 745,000     $    744,774
                                                                ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 14.4%
  6.000%, 02/15/01...........................       150,000          149,016
  9.000%, 06/01/06...........................       127,759          132,230
  6.150%, 02/15/22...........................       150,000          139,734
  6.500%, 12/01/22...........................       145,000          133,491
  7.500%, 02/15/27...........................       365,000          348,803
                                                                ------------
                                                                     903,274
                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.2%
  6.500%, 06/25/23...........................       255,000          234,879
  6.500%, 08/25/22...........................       170,000          157,091
                                                                ------------
                                                                     391,970
                                                                ------------
GENERAL NATIONAL MORTGAGE ASSOCIATION -- 17.9%
  7.500%, 08/15/23...........................       470,000          463,538
  7.500%, 08/15/25...........................       666,366          655,950
                                                                ------------
                                                                   1,119,488
                                                                ------------
TENNESSEE VALLEY AUTHORITY -- 3.8%
  6.375%, 06/15/05...........................       250,000          238,825
                                                                ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $3,455,331)........................................        3,398,331
                                                                ------------
----------------------------------------------------------------------------
CORPORATE BONDS -- 21.2%
----------------------------------------------------------------------------
AUTO -- 2.0%
  Ford Motor Co.
    7.400%, 11/01/46.........................       135,000          125,223
                                                                ------------
BANK & INSURANCE -- 2.2%
  General Global Insurance Holding Corp.
    7.000%, 02/15/26.........................       150,000          136,286
                                                                ------------
FINANCE -- 7.3%
  AON Capital Trust A
    8.205%, 01/01/27.........................       140,000          138,600
  Lehman Brothers Holdings
    6.250%, 06/29/98.........................       140,000          139,392
  Contrywide Home Loan
    7.450%, 09/16/03.........................       125,000          125,244

                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------

FINANCE (CONTINUED)

  Conesco Finance
    8.796%, 04/01/27.........................     $  50,000     $     49,473
                                                                ------------
                                                                     452,709
                                                                ------------
FOREIGN UTILITY (YANKEE) -- 1.0%
  Hydro-Quebec
    8.400%, 01/15/22.........................        60,000           62,558
                                                                ------------
MEDIA -- 7.8%
  British Sky Broadcasting
    7.300, 10/15/06..........................       500,000          487,960
                                                                ------------
REAL ESTATE -- 0.9%
  Marquette Real Estate
    0.000%, 12/30/06.........................        60,000           58,309
                                                                ------------
TOTAL CORPORATE BONDS
  (Cost $1,357,458)........................................        1,323,045
                                                                ------------
----------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 30.8%
----------------------------------------------------------------------------
U.S. TREASURY BONDS -- 4.2%
  10.625%, 08/15/15..........................        15,000           20,198
  8.125%, 08/15/21...........................       170,000          187,079
  6.500%, 11/15/26...........................        60,000           55,237
                                                                ------------
                                                                     262,514
                                                                ------------
U.S. TREASURY NOTES -- 26.6%
  7.875%, 04/15/98...........................       360,000          365,513
  5.125%, 11/30/98...........................       385,000          377,902
  6.250%, 08/31/00...........................       305,000          301,140
  7.500%, 11/15/01...........................       600,000          617,063
                                                                ------------
                                                                   1,661,618
                                                                ------------
TOTAL U. S. TREASURY OBLIGATIONS
  (Cost $1,955,628)........................................        1,924,132
                                                                ------------
TOTAL INVESTMENTS -- 106.3%
  (Cost $6,768,417)........................................        6,645,508
LIABILITIES IN EXCESS OF OTHER ASSETS -- (6.3%)............         (391,903)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $  6,253,605
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

EMERGING COUNTRIES FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                           Lawrence S. Speidell, CFA,
                     Partner, Director of Global/Systematic
                       Portfolio Management and Research
                                Pedro V. Marcal,
                            Senior Portfolio Manager
                                  Eswar Menon,
                               Portfolio Manager
                                Aaron M. Harris,
                               Portfolio Manager
                             Ernesto Ramos, Ph.D.,
                            Senior Portfolio Manager

  GOAL: The Nicholas-Applegate Emerging Countries Fund seeks to provide long-term capital appreciation by investing in companies in developing countries around the world.

  REVIEW AND OUTLOOK: The Emerging Countries Fund delivered solid results on the strength of stock selections in some of the fastest growing markets of the world.

  During the fiscal year, the Fund's returns significantly outpaced the advance of the MSCI Emerging Markets Free Index. The benefits of our stock selection decisions could be no more apparent than in Thailand, where the Fund gained approximately 17% in 1996, while the overall market fell more than 36%.

  Leaders of the world's emerging countries are actively pursuing reforms, deregulating their economies, and inviting foreign investment. As a result, a wealth of opportunities are being generated. Amid this environment, our holdings in Russia, China, and Latin America were especially strong performers during the fiscal year.

  In Asia, many export-dependent economies were negatively impacted by slowing consumption in Europe and Japan. We identified a number of Asian companies capitalizing on change, including ASE Test Limited, a Taiwan-based provider of integrated circuit testing services, and Guangnan Holdings, the sole distributor of live and fresh foodstuffs in Hong Kong. Expanding its operations to include food distribution in China and the development of a supermarket chain, Guangnan is poised to benefit from increasing demand for imported foods.

  Solid gains among Latin American holdings were also a significant source of outperformance for the Fund during the period. For example, stock selection in Brazil, specifically Telecomunicacoes Brasileires, one of the Fund's top performers, was a positive contributor to the Fund's gains.

  We remain optimistic regarding the outlook for emerging countries. Rapid growth in these regions, combined with Nicholas-Applegate's bottom-up stock selection process, creates promising opportunities for long-term appreciation.

                            REPRESENTATIVE HOLDINGS

                      Telecomunicacoes Brasileires, Brazil
                        De Beers Centenary, South Africa
                           Hindalco Industries, India
                           United Engineers, Malaysia
          Corporacion Interamericana de Entretenimiento (CIE), Mexico
                                 Pliva, Croatia
                           Vina Concha Y Toro, Chile
                                ASE Test, Taiwan
                               Siderar, Argentina
                          Guangnan Holdings, Hong Kong

--------------------------------------------------------------------------------

EMERGING COUNTRIES ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE EMERGING COUNTRIES ADVISORY PORTFOLIO WITH THE IFC INVESTABLE INDEX AND THE MSCI EMERGING MARKETS FREE INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURN                   INCEPTION
 25.29%                         As of 03/31/97                        19.23%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              EMERGING COUNTRIES   IFC INVESTIBLE     MSCI EMF
              ADVISORY PORTFOLIO        INDEX           INDEX
31-Aug-95             $ 10,000.00      $ 10,000.00    $ 10,000.00
30-Sep-95             $ 10,008.00       $ 9,919.00     $ 9,953.00
31-Dec-95              $ 9,496.00       $ 9,826.67     $ 9,818.85
31-Mar-96             $ 10,544.00      $ 10,565.75    $ 10,430.47
30-Jun-96             $ 11,624.00      $ 11,024.48    $ 10,865.83
30-Sep-96             $ 11,872.00      $ 10,775.58    $ 10,473.19
31-Dec-96             $ 12,127.88      $ 10,747.03    $ 10,411.45
31-Mar-97             $ 13,210.72      $ 11,770.32    $ 11,292.50

This graph compares a $10,000 investment in the Emerging Countries Advisory Portfolio with the International Finance Corporation ("IFC") Investable Index and the MSCI Emerging Markets Free Index ("EMF"), on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The IFC Investable Index is an unmanaged index and measures the performance of more than 1,100 stocks that are legally and practically available to outside investors in 25 emerging market countries of the world.

The MSCI EMF is a market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. The Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

In future annual reports, Nicholas-Applegate will compare the Emerging Countries Portfolios only to the MSCI EMF for purposes of showing annualized total returns. We believe this shift in benchmark measures is appropriate since the composition of the Fund more closely matches the composition of the MSCI EMF Index.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------
COMMON STOCKS -- 91.8%
--------------------------------------------------------------------------
ARGENTINA -- 5.1%
  Bansud S.A.................................       61,000   $     841,800
  Banco Frances Rio Pla -- SP ADR............       61,600       1,848,000
  Compania Naviera Perez Companc S.A. -- B...      220,473       1,708,666
  Disco S.A. -- ADR*.........................       19,400         632,925
  Importadora y Exportadora de la
    Patagonia S.A............................       29,000         391,500
  Siderca S.A................................      719,900       1,529,788
  Siderar S.A.I.C............................      157,436         543,154
  Telefonica De Argentina -- ADR.............       21,500         631,562
                                                             -------------
                                                                 8,127,395
                                                             -------------
BRAZIL -- 12.7%
  Banco Bradesco S.A.........................  207,408,000       1,697,206
  Brazil Realty SA -- GDR....................       55,100       1,460,150
  Centrais Eletricas de Santa Catarina
    S.A.*....................................      307,300         351,349
  Centrais Eletricas Brasileiras S.A. --
    ADR......................................      130,700       2,804,299
  Companhia Brasileira de Distribuicao Grupo
    Pao de Acucar -- ADR.....................       12,400         269,129
  Companhia Brasileira de Distribuicao Grupo
    Pao de Acucar -- GDR.....................       44,040         955,316
  Companhia Energetica de Minas Gerais.......   26,530,000       1,139,364
  Companhia Energetica de Minas Gerais PN....   11,750,000         486,854
  Companhia Paulista de Forca e Luz..........    9,500,000       1,319,569
  Itausa Investimentos S.A...................      654,000         556,175
  Lojas Arapua S.A...........................   56,300,000       1,298,044
  Lojas Renner S.A...........................   27,150,600       1,423,848
  Telec de Rio Janeiro S.A.*.................    4,736,000         648,890
  Telec de Rio Janeiro S.A. PN...............    5,689,496         779,530
  Telecomunicacoes Brasileiras -- ADR........       40,529       4,149,156
  Telecomunicacoes do Parana S.A. --
    Preferred................................    1,200,000         765,378
                                                             -------------
                                                                20,104,257
                                                             -------------
CHILE -- 4.6%
  Chilgener S.A. -- ADR......................       43,800       1,127,850
  CIA Telecom de Chile -- ADR................       30,600         879,750
  Laboratorio Chile S.A. -- ADR..............       51,000       1,115,625
  Madeco S.A. -- ADR.........................       45,200       1,199,976
  Santa Isabel S.A. -- ADR...................       23,200         600,300
  Sociedad Quimica Minera -- A...............       22,100       1,273,512
  Vina Concha Y Toro S.A. -- SP ADR..........       37,800       1,077,300
                                                             -------------
                                                                 7,274,313
                                                             -------------
CHINA -- 0.5%
  Shenzhen Expressway Co. -- H*..............    2,428,000         759,847
                                                             -------------
COLOMBIA -- 0.4%
  Banco Ganadero S.A. -- ADR.................       28,200         715,575
                                                             -------------
CROATIA -- 0.2%
  Pliva d. d.*...............................       19,900         288,550
                                                             -------------

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------
CZECHOSLOVAKIA REPUBLIC -- 0.9%
  CKD Praha Holding A.S.*....................       13,221   $     397,539
  SPT Telecom A.S.*..........................        8,900       1,055,155
                                                             -------------
                                                                 1,452,694
                                                             -------------
EGYPT -- 0.5%
  Helwan Cement..............................       18,175         427,283
  Commercial International Bank of Egypt --
    GDR*.....................................       15,905         359,453
                                                             -------------
                                                                   786,736
                                                             -------------
GREECE -- 0.9%
  Hellenic Bottling Co. S.A..................        8,520         276,950
  Intracom S.A. -- Pref......................       13,220         311,940
  Sarantis S.A...............................       58,400         834,522
                                                             -------------
                                                                 1,423,412
                                                             -------------
HONG KONG -- 2.3%
  Anhui Gujing Distillery Co.*...............       13,200          20,340
  Beijing Datang Power Generation Co.*.......    2,940,000       1,176,182
  China Overseas Land & Investment...........    1,257,000         681,318
  Guangnan Holdings Ltd......................      154,000         199,734
  Guangnan Holdings Ltd. -- Warrants.........       84,857          47,089
  Guangdong Investments Holdings Ltd.........      550,000         472,009
  GZI Transportation Ltd.*...................      650,000         381,672
  Qingling Motors Co.*.......................      634,000         337,504
  Shenzhen Fangda Co. Ltd....................      230,500         269,206
                                                             -------------
                                                                 3,585,054
                                                             -------------
HUNGARY -- 1.0%
  Borsodchem Rt..............................       15,403         569,931
  Graboplast Rt..............................       12,260         549,303
  Pick Szeged Rt.............................        6,560         430,359
                                                             -------------
                                                                 1,549,593
                                                             -------------
INDIA -- 9.3%
  Bharat Heavy Electricals Ltd...............       45,000         366,848
  BSES LTD -- GDR*...........................       42,000         850,500
  BSES LTD -- GDR 144A*......................       10,000         202,500
  Hindalco Industries Ltd. -- ADR............       53,200       1,742,300
  Hindalco Industries Ltd. -- GDR............       24,900         815,475
  ITC Ltd. -- GDR............................       66,200         868,875
  ITC Ltd. -- 144A...........................       20,500         269,063
  Larsen & Toubro Limited -- GDR.............       21,500         306,375
  Larsen & Toubro Limited -- GDR.............       29,000         413,250
  Mahindra & Mahindra -- GDR*................       12,500         146,875
  Mahindra & Mahindra -- GDR, 144A...........       55,000         646,250
  NIIT Ltd...................................      128,000       1,277,146
  Oriental Bank of Commerce..................      418,000         783,459
  Punjab Tractors Ltd........................       25,000         309,365
  State Bank of India........................      125,000         950,216
  State Bank of India -- GDR*................       38,000         872,100
  State Bank of India -- GDR, 144A*..........       25,900         594,405
  Tata Engineering & Locomotive Co. Ltd.*....      114,000       1,390,800
  Videsh Sanchar Nigam Ltd. -- GDR, 144A*....       99,000       1,737,450
  Wockhardt Ltd. -- GDR......................       22,000         167,750
                                                             -------------
                                                                14,711,002
                                                             -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

INDONESIA -- 3.9%
  PT Astra International -- Foreign..........      196,000   $     639,792
  PT Bank Bire -- Foreign....................      300,000         415,981
  PT Bank International Indonesia --
    Foreign..................................    1,723,329       1,309,971
  PT Bank International Indonesia -- Foreign
    Warrants*................................       74,962          26,539
  PT Bimantara Citra -- Foreign..............      884,000       1,141,417
  PT Hanjaya Mandala Sampoerma -- Foreign....       67,000         313,948
  PT Indofood Sukses Makmur -- Foreign.......      126,000         278,149
  PT Sierad Produca -- Foreign*..............      800,000         274,900
  PT Steady Safe Transportation -- Foreign...      340,000         403,603
  PT Telekomunikasi Indonesia -- Foreign.....      610,000         933,722
  PT Tempo Scan Pacific -- Foreign...........      134,000         276,274
  PT Tempo Scan Pacific -- Local.............       48,000          98,964
  PT Wicaksana Overseas -- Foreign...........       79,000         102,827
                                                             -------------
                                                                 6,216,087
                                                             -------------
IRELAND -- 0.2%
  Saville Systems Ireland PLC -- ADR*........       10,800         310,500
                                                             -------------
ISRAEL -- 2.3%
  Bank Leumi Le' Israel*.....................      321,143         512,717
  Gilat Satellite Networks Ltd.*.............       29,800         901,450
  Koor Industries Ltd. -- ADR................       50,000         900,000
  NICE-System, Ltd.*.........................       25,200         516,600
  Orbotech Ltd.*.............................       20,600         370,800
  Tecnomatix Technologies Ltd.*..............       19,900         412,925
  Teledata Communications Ltd.*..............          500           9,000
                                                             -------------
                                                                 3,623,492
                                                             -------------
KOREA -- 1.1%
  Korea Housing Bank.........................          310           5,520
  Korea Mobile Telecommunications Corp.......        9,270         821,603
  LG Info & Communications Ltd...............        9,179         929,405
  Samsung Electronics (New)..................            3             237
                                                             -------------
                                                                 1,756,765
                                                             -------------
LUXEMBURG -- 0.5%
  First NIS Regional Fund*...................       15,000         236,250
  Gujarat Ambuja Cements -- GDR..............       67,600         523,900
                                                             -------------
                                                                   760,150
                                                             -------------
MALAYSIA -- 8.1%
  AMMB Holdings BHD..........................       17,000         146,340
  Commerce Asset Holding BHD.................       76,000         533,764
  Ekran BHD..................................       79,000         250,313
  Fraser & Neave Holdings BHD................      148,000         734,773
  Hume Industries BHD........................      188,000       1,062,361
  Malayan Banking BHD........................      137,000       1,562,159
  Metroplex BHD..............................      922,000       1,079,233
  Rashid Hussain BHD.........................       73,000         574,571
  Road Builder (M) Holdings BHD..............       94,000         546,357
  Sime Darby BHD.............................      423,000       1,545,166
                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

MALAYSIA (CONTINUED)

  UMW Holdings BHD...........................      410,000   $   2,267,205
  United Engineers Ltd.......................      182,000       1,586,761
  YTL Power BHD*.............................      600,000         967,185
                                                             -------------
                                                                12,856,188
                                                             -------------
MEXICO -- 9.7%
  Cifra S.A. de C.V. -- A....................      130,502         177,916
  Cifra S.A. de C.V. -- C....................    1,067,000       1,500,627
  Coca-Cola Femsa S.A. -- ADR................       47,400       1,706,400
  Consorcio ARA S.A.*........................      458,000       1,566,804
  Corporacion GEO, S.A. de C.V. -- B*........      102,000         488,514
  Corporacion Interamericana de Entertainment
    S.A.*....................................      415,900       1,460,985
  ECE S.A.*..................................      180,000         248,134
  Empresas ICA S.A. -- SP ADR................      102,500       1,627,188
  Fomento Economico Mexicano, S.A. -- B......      408,000       1,814,482
  Gruma S.A.*................................      192,254         950,004
  Grupo Radio Centro S.A. -- ADR.............      115,000         991,935
  Panamerican Beverages, Inc. -- Class A.....       28,500       1,528,313
  Tablex S.A. de C.V.........................      186,000         659,867
  Tubos de Acero de Mexico S.A. -- ADR*......       36,500         625,062
                                                             -------------
                                                                15,346,231
                                                             -------------
MOROCCO -- 0.6%
  Banque Marocaine Commerce -- GDR, 144A*....       47,000         893,000
                                                             -------------
PAKISTAN -- 0.8%
  Fauji Fertilizer Company Ltd...............       10,000          19,586
  Hub Power Company*.........................      635,000         592,540
  Pakistan State Oil Company Ltd.............       35,970         251,287
  SUI Northern Gas Pipelines*................      465,750         348,615
                                                             -------------
                                                                 1,212,028
                                                             -------------
PERU -- 2.4%
  Cementos Norte Pacasmayo S.A...............            1               2
  Compania de Minas Buenaventura S.A.........       60,700       1,305,050
  Consorcio Alimentos Fabril Pacifico*.......      247,350         364,989
  Consorcio Alimentos Fabril Pacifico --
    Rights...................................       22,499             596
  Credicorp Ltd..............................       55,900       1,306,663
  Telefonica Del Peru S.A. -- ADR............       35,000         778,750
                                                             -------------
                                                                 3,756,050
                                                             -------------
PHILIPPINES -- 3.7%
  Belle Corp.*...............................    1,824,000         581,465
  Empire East Land Holdings, Inc.*...........    1,200,000         466,793
  Equitable Banking Corp.*...................       30,000         128,994
  Far East Bank..............................       60,800         269,966
  Filinvest Land, Inc.*......................    1,031,000         328,668
  Metro Pacific Corp.........................    5,000,000       1,518,027
  Metropolitan Bank & Trust Co...............       45,837       1,191,588
  Music Semiconductors Corp.*................    1,149,000         632,277
  Selecta Dairy Products, Inc................       50,000           5,598
  Solid Group, Inc.*.........................    2,801,000         744,099
                                                             -------------
                                                                 5,867,475
                                                             -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

POLAND -- 1.0%
  Computerland Poland S.A.*..................        3,600   $     113,598
  Elektrim Spolda Akcyjna S.A................       44,600         391,737
  National Investment Fund of Poland*........       20,800       1,082,628
                                                             -------------
                                                                 1,587,963
                                                             -------------
PORTUGAL -- 0.9%
  Portugal Telecom S.A.......................        9,075         337,905
  Sonae Investimentos S.A....................       10,400         351,276
  Telecel Comunicacaoes Pessoais S.A.*.......        8,100         664,053
                                                             -------------
                                                                 1,353,234
                                                             -------------
RUSSIA -- 1.3%
  Lukoil Holding -- ADR......................        1,900         107,559
  Megionneftegazgeologia -- ADR 144A*........           70         396,900
  Moscow City Tele Network -- RDC 144A*......          167         233,800
  Rostelecom -- ADR 144A*....................           10         390,000
  Rostelecom -- 144A*........................           50         975,000
                                                             -------------
                                                                 2,103,259
                                                             -------------
SINGAPORE -- 0.6%
  ASA Ltd....................................      383,000         477,093
  Datacraft Asia Ltd.........................      101,000         214,120
  Elec & Eltek International Co. Ltd.........       65,000         301,600
                                                             -------------
                                                                   992,813
                                                             -------------
SLOVENIA -- 0.2%
  SKB Bank -- 144A*..........................        9,000         321,750
                                                             -------------
SOUTH AFRICA -- 7.0%
  Amalg Banks of South Africa................       99,300         629,149
  Barlow Ltd.................................      165,700       1,839,111
  De Beers Centenary AG*.....................       54,000       1,967,280
  Driefontein Consolidated Ltd...............      125,700       1,140,581
  King Food Holdings*........................      181,500          64,444
  Liberty Life Association of Africa Ltd.....       21,655         607,612
  South African Breweries Ltd................      108,500       3,437,196
  Vaal Reefs Exploration & Mining Co.,
    Ltd......................................       22,700       1,366,325
                                                             -------------
                                                                11,051,698
                                                             -------------
TAIWAN -- 1.3%
  ASE Test Limited*..........................       15,200         487,254
  China Steel Co. -- GDR*....................       33,825         655,359
  ROC Taiwan Fund*...........................       45,000         534,375
  Taiwan Fund, Inc...........................       14,450         355,831
                                                             -------------
                                                                 2,032,819
                                                             -------------
THAILAND -- 2.6%
  Grammy Entertainment PLC -- Foreign........       67,000         902,617
  K.R. Precision Public Co., Ltd. --
    Foreign..................................       95,240         645,198
  Nation Multimedia Group PLC -- Foreign.....      250,600         718,618
  Pizza Co. Ltd. -- Foreign..................       21,000         145,092
                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

THAILAND (CONTINUED)

  PTT Exploration and Production --
    Foreign..................................       76,500   $   1,136,605
  Serm Suk Co., Ltd. -- Local................        2,000          28,637
  Serm Suk Co., Ltd. -- Foreign..............        9,400         191,763
  Thai Engine -- Foreign.....................       52,000         376,289
  Thai Farmers Bank -- Warrants*.............       10,250           7,398
                                                             -------------
                                                                 4,152,217
                                                             -------------
TURKEY -- 1.0%
  Akbank T.A.S...............................    3,513,255         283,128
  Arcelik A.S................................    2,604,000         346,358
  Eczacibasi Ilac Sanayi VE TI*..............    8,166,000         466,410
  Global Menkul Degerler A.S.*...............   21,018,000         526,231
  Migros Turk T. A. S........................       25,000          25,917
                                                             -------------
                                                                 1,648,044
                                                             -------------
UNITED STATES OF AMERICA -- 2.8%..........................................
  Euronet Services, Inc.*....................       56,300         717,825
  Harken Energy Corp.........................      258,900       1,278,319
  Pride Petroleum Services, Inc..............       11,500         238,625
  TV Filme, Inc.*............................      126,800       1,569,150
  Vitech America, Inc........................       52,800         640,200
                                                             -------------
                                                                 4,444,119
                                                             -------------
VENEZUELA -- 1.4%
  Mavesa SA -- ADR...........................      157,675       1,044,879
  Siderurgica Venezolana Sivensa, Saica
    S.A.C.A. -- ADR..........................      395,200       1,136,200
                                                             -------------
                                                                 2,181,079
                                                             -------------
TOTAL COMMON STOCKS
  (Cost $139,967,199).....................................     145,245,389
                                                             -------------

                                                PRINCIPAL
                                                 AMOUNT
--------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 0.2%
--------------------------------------------------------------------------
  Quingling Motors Ltd.
    (Cost $335,000)
    3.50%, 01/22/02..........................  $   335,000         333,744
                                                             -------------
--------------------------------------------------------------------------
COMMERCIAL PAPER -- 1.9%
--------------------------------------------------------------------------
  Associate Corporation of North America
    (Cost $3,036,000)
    6.75%, 4/1/97............................    3,036,000       3,036,000
                                                             -------------
TOTAL INVESTMENTS -- 93.9%
  (Cost $143,338,199).....................................     148,615,133
OTHER ASSETS IN EXCESS OF LIABILITIES -- 6.1%.............       9,721,751
                                                             -------------
NET ASSETS -- 100.0%......................................   $ 158,336,884
                                                             -------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1997
------------------------------------------------------------------------

EMERGING COUNTRIES FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Agriculture.................................         0.6%
Alcoholic Beverages.........................         4.0
Automotive..................................         1.8
Beverages/Soft Drinks.......................         2.4
Broadcasting................................         1.6
Building Materials..........................         2.4
Chemicals...................................         1.6
Closed End/Country Funds....................         1.4
Computers/Office Automation.................         0.1
Consumer Electrical.........................         0.7
Consumer Services...........................         0.6
Department/Discount Stores..................         2.0
Drugs/Pharmaceuticals.......................         1.3
Electric Utilities..........................         6.3
Electronic Instruments......................         0.4
Entertainment...............................         1.5
Food Chains.................................         1.8
Grocery Products............................         2.9
Homebuilding................................         1.5
Industrial Engineering/Construction.........         2.1
Integrated Oil Companies....................         1.1
Investment Companies........................         1.3
Life Insurers...............................         0.4
Machinery/Equipment.........................         1.6
Medical Supplies............................         0.2

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Metals......................................         5.7%
Money Center Banks..........................         3.6
Oil/Gas Production..........................         2.4
Oilfield Services/Equipment.................         0.2
Other Commercial/Industrial Services........         2.0
Other Consumer Services.....................         0.4
Other Financial Services....................         3.0
Other Transportation........................         0.2
Other Producers/Manufacturing...............         8.3
Publishing..................................         0.5
Real Estate Development/Investment..........         1.8
Regional/Commercial Banks...................         6.7
Restaurants.................................         0.2
Semiconductors/Electric Companies...........         0.7
Soaps/Cosmetics.............................         0.5
Software....................................         1.3
Telecommunication Equipment.................         1.3
Telecommunication Services..................         2.9
Telephone...................................         7.1
Tobacco Products............................         0.4
Water Supply................................         0.6
Wholesale Distribution......................         0.6
Short Term Obligations......................         1.9
Other Assets in Excess of Liabilities.......         6.1
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH FUND
(PREVIOUSLY, INTERNATIONAL GROWTH FUND)
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                           Lawrence S. Speidell, CFA,
                Partner, Director of Global/Systematic Portfolio
                            Management and Research
                               Loretta J. Morris,
                    Senior Portfolio Manager, International
                                 Alex Muromcew,
                               Portfolio Manager
                               Melisa Grigolite,
                               Portfolio Manager
                              Ernesto Ramos, Ph.D,
                            Senior Portfolio Manager

  GOAL: The International Small Cap Growth Fund seeks to maximize long-term capital appreciation through investment in a portfolio of equity securities primarily of smaller foreign companies.

  REVIEW AND OUTLOOK: The International Small Cap Growth Fund delivered solid performance in the fiscal year ended March 31, 1997 on the strength of its superior stock selection. The Fund outpaced both the Salomon EPAC/EMI Index, representative of smaller international companies, and the Lipper International Small Company Funds Average, a measure of peer performance.

  The Fund benefited from excellent stock selections, from investments in stocks of emerging markets countries, as well as from underweighting the weak Japanese stock market, all resulting from our bottom-up process of managing portfolios.

  Exporters were key to the Fund's success in European markets as well as in Japan. The strong U.S. dollar helped European exporters, and demand for new car models from European manufacturers boosted auto stocks. This helped us with our holdings in companies such as Porsche, whose cost cutting program has resulted in a ten-fold increase in profits and whose new Boxster model is expected to more than double the firm's orders.

  We benefited from our holdings of Sema, a UK company, showing solid growth as outsourcing becomes an increasingly popular international trend.

  We remain optimistic about the opportunities for international investing in both the long and short term. International companies appear to be attractively valued relative to U.S. companies and foreign economies are showing signs of continued improvement. Long-term trends toward improved efficiency and stability appear firmly in place.

                            REPRESENTATIVE HOLDINGS

                             Logitech, Switzerland
                                Porsche, Germany
                            Ares Serono, Switzerland
                           Sema Group, United Kingdom
                             Bertrand Faure, France
                           Datacraft Asia, Singapore
                      Games Workshop Group, United Kingdom
                              Qiagen, Netherlands
                             Tomra Systems, Norway
                                 Ibiden, Japan

--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE INTERNATIONAL SMALL CAP GROWTH ADVISORY PORTFOLIO WITH THE MSCI EAFE INDEX AND THE SALOMON EPAC EMI INDEX

                       ANNUALIZED TOTAL RETURNS
                            As of 03/31/97
 1 YEAR                        5 YEARS                       SINCE INCEPTION
 15.03%                         11.22%                            5.29%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             INTERNATIONAL SMALL CAP                              SALOMON
            GROWTH ADVISORY PORTFOLIO     MSCI EAFE INDEX     EPAC/EMI INDEX
6-07-90                      10,000.00            10,000.00          10,000.00
6-30-90                      10,138.25             9,911.55          10,135.00
9-30-90                       7,904.74             7,810.43           7,880.19
12-31-90                      8,239.99             8,632.82           8,303.82
3-31-91                       8,953.31             9,274.98           9,051.40
6-30-91                       8,489.88             8,768.88           8,511.83
9-30-91                       9,169.84             9,520.61           9,033.08
12-31-91                      9,188.08             9,680.13           8,857.15
3-31-92                       8,349.53             8,531.62           7,967.30
6-30-92                       8,702.67             8,711.93           8,329.44
9-30-92                       8,368.08             8,843.70           7,906.76
12-31-92                      8,031.98             8,502.43           7,557.32
3-31-93                       8,860.60             9,521.96           8,594.15
6-30-93                      10,010.99            10,479.70           9,479.41
9-30-93                      10,461.68            11,174.88          10,092.36
12-31-93                     10,097.69            11,271.28           9,764.47
3-31-94                      10,858.48            11,664.11          10,693.45
6-30-94                      11,279.40            12,259.83          11,128.80
9-30-94                      11,409.45            12,271.74          11,018.18
12-31-94                     10,940.09            12,146.02          11,685.83
3-31-95                      10,680.27            12,368.15          10,605.69
6-30-95                      10,836.70            12,458.57          10,573.78
9-30-95                      11,583.60            12,960.41          10,994.72
12-31-95                     11,565.33            13,484.77          11,197.92
3-31-96                      12,350.97            13,874.12          11,834.25
6-30-96                      13,127.47            14,093.63          12,376.53
9-30-96                      12,981.31            14,076.94          12,059.30
12-31-96                     13,649.10            14,301.01          11,922.57
3-31-97                      14,206.83            14,077.30          11,686.63

This graph compares a $10,000 investment in the International Small Cap Growth Advisory Portfolio with the Morgan Stanley Capital International ("MSCI") EAFE Index and the Salomon EPAC EMI Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement which was 12/31/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Portfolio and share class. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The MSCI Europe, Australia, Far East ("EAFE") Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. The MSCI EAFE Index weightings represent the relative capitalization of the major overseas markets included in the index on a U.S. dollar adjusted basis.

The Salomon EPAC Extended Market Index ("EMI") is an unmanaged index. It is a top-down, float capitalization-weighted index that includes shares of about 2,821 companies in 22 countries excluding Canada and the United States. Companies within the Index are smaller capitalization companies with available float market capitalizations greater than U.S. $100 million. Only issues that are legally and practically available to outside investors are included in the Index.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

In future reports, Nicholas-Applegate will compare the International Small Cap Growth Fund only to the Salomon EPAC EMI Index for purpose of showing annualized total returns. We believe this shift in benchmark measures is appropriate since the composition of the Fund more closely matches the composition of the Salomon EPAC EMI.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
INTERNATIONAL SMALL CAP GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
---------------------------------------------------------------------------
COMMON STOCKS -- 95.6%
---------------------------------------------------------------------------
ARGENTINA -- 1.4%
  Banco Frances Del Rio De La Plata S.A.-
    ADR......................................         7,015     $   210,450
  Compania Naviera Perez SA..................        40,870         316,743
  Siderar SA.................................         3,232          11,150
  Siderca SA.................................       155,800         331,075
                                                                -----------
                                                                    869,418
                                                                -----------
AUSTRALIA -- 0.0%
  Australian Gas Light Co., Ltd..............         1,083           6,155
                                                                -----------
BELGIUM -- 0.7%
  Barco N.V..................................         2,465         426,297
                                                                -----------
BRAZIL -- 1.5%
  Centrais Electricas Brasileiras
    S/A-Electrobas...........................        14,500         311,112
  Lojas Arapua S.A...........................     2,616,000          60,314
  Telecomunicacoes Brasileiras
    Sponsored ADR............................         3,000         307,125
  TV Filme, Inc.*............................        23,900         295,762
                                                                -----------
                                                                    974,313
                                                                -----------
CANADA -- 3.1%
  Abitibi-Price, Inc.........................        16,100         234,959
  Jannock Ltd................................        32,300         488,538
  Prime Resource Group, Inc..................        54,500         432,629
  Royal Bank of Canada.......................        20,600         803,400
                                                                -----------
                                                                  1,959,526
                                                                -----------
CHILE -- 0.6%
  Quimica Minera SA-ADR......................         3,300         190,163
  Vina Concha Y Toro SA-ADR..................         6,600         188,100
                                                                -----------
                                                                    378,263
                                                                -----------
CZECHOSLOVAKIA -- 0.4%
  SPT Telecom AS*............................         2,300         272,680
                                                                -----------
DENMARK -- 0.7%
  Novo Nordisk A/S-B.........................         4,200         439,566
                                                                -----------
EGYPT -- 0.4%
  Commercial International Bank*.............        10,650         240,690
                                                                -----------
FINLAND -- 2.8%
  Huhtamaki Oy...............................         6,700         326,044
  Oy Nokia AB-ADR............................         7,700         448,525
  Raision Tehtaat Oy.........................        10,700         985,681
                                                                -----------
                                                                  1,760,250
                                                                -----------
FRANCE -- 6.1%
  Bertrand Faure S.A.........................        14,000         714,400
  Bouygues Offshore S.A......................        16,000         426,040
  Cap Gemini Sogeti S.A......................        12,200         741,843
  Clarins S.A................................         3,700         507,436
  Lagardere Groupe S.A. (Non-voting).........           238           7,715
  Lagardere Groupe S.A.......................        20,700         671,013
  Sidel S.A..................................         5,320         416,920

                                                   NUMBER
                                                  OF SHARES        VALUE
---------------------------------------------------------------------------

FRANCE (CONTINUED)

  Zodiac S.A.................................         1,300     $   341,526
                                                                -----------
                                                                  3,826,893
                                                                -----------
GERMANY -- 6.9%
  Fresenius AG...............................         1,050         230,396
  Fresenius Medical AG-ADR*..................        14,000         364,000
  Fresenius Medical Care AG-ADR*.............         6,500         198,250
  Gehe AG....................................         4,500         312,410
  Moebel Walthern AG.........................         7,700         408,543
  Porsche AG.................................           900       1,033,273
  Schmalbach Lubeca AG.......................         2,000         419,664
  Sixt AG....................................           850         509,592
  Volkswagen AG..............................         1,600         882,494
                                                                -----------
                                                                  4,358,622
                                                                -----------
HONG KONG -- 1.5%
  Dao Heng Bank Group Ltd....................        96,100         439,028
  Guangdong Investments Ltd..................       275,000         236,004
  Qingling Motors Company*...................       449,000         239,021
                                                                -----------
                                                                    914,053
                                                                -----------
INDIA -- 1.4%
  Hindalco Industries Ltd....................        10,000         327,500
  State Bank of India-GDR*...................        23,800         546,210
                                                                -----------
                                                                    873,710
                                                                -----------
INDONESIA -- 0.4%
  Bank Negara Indonesia*.....................       442,000         253,137
                                                                -----------
IRELAND -- 0.7%
  Saville Systems PLC-ADR*...................        16,000         460,000
                                                                -----------
ISRAEL -- 0.9%
  Gilat Satellite Network-ADR*...............         9,700         293,425
  Koor Industries Ltd........................         7,500         135,000
  Tecnomatix Technologies Ltd.*..............         6,400         132,800
                                                                -----------
                                                                    561,225
                                                                -----------
ITALY -- 4.8%
  Banca Fideuram SpA.........................       226,000         585,675
  Brembo SpA.................................        47,000         614,637
  Credito Italiano SpA.......................       456,000         648,302
  Pininfarina SpA............................        46,100         624,991
  Telecom Italia Mobile SpA..................       193,000         555,729
                                                                -----------
                                                                  3,029,334
                                                                -----------
JAPAN -- 11.9%
  Circle K Japan Co., Ltd....................         4,680         196,861
  Fujikura Co., Ltd..........................        24,000         171,817
  Hokuto Corp................................        14,300         446,514
  Ibiden Co., Ltd............................        30,000         322,763
  Matsumotokiyoshi Co........................         1,000          29,526
  Matsushita Kotobuki Electronics
    Industries Ltd...........................        11,000         326,565
  Meitec Corp................................        30,000         601,844
  Nichiei Co., Ltd...........................         6,500         504,773
  Nidec Corp.................................        14,000         518,686

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
---------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
JAPAN (CONTINUED)

  Nintendo Corp. Ltd.........................         9,800     $   703,964
  Promise Co., Ltd...........................        11,000         460,929
  Rohm Co....................................         7,000         516,421
  Sumitomo Realty & Development..............        94,000         632,648
  Takeda Chemical Industries.................        24,000         502,831
  TDK Corp...................................        11,000         756,350
  Terumo Corp................................        55,000         778,596
                                                                -----------
                                                                  7,471,088
                                                                -----------
KOREA -- 0.4%
  LG Information & Communication Ltd.........         2,500         253,133
                                                                -----------
MALAYSIA -- 2.5%
  AMMB Holdings BHD..........................        30,500         262,436
  Metroplex BHD..............................       285,000         333,602
  Oriental Holdings BHD......................        58,000         524,400
  United Engineers BHD.......................        50,000         435,923
                                                                -----------
                                                                  1,556,361
                                                                -----------
MEXICO -- 2.2%
  Cifra SA de CV-A...........................         6,115           8,337
  Cifra SA de CV-C...........................        50,000          70,320
  Coca-Cola Femsa SA.........................        10,200         367,200
  Fomento Economico Mexicano SA de CV........       100,000         444,726
  Gruma SA*..................................        41,000         202,597
  Tubos De Acero De Mexico-ADR*..............        18,100         309,963
                                                                -----------
                                                                  1,403,143
                                                                -----------
NETHERLANDS -- 5.6%
  ASM Lithography Holdings N.V.*.............         8,900         692,101
  Baan Co., N.V.*............................         9,700         447,517
  ICTS International N.V.*...................        36,800         296,700
  IHC Caland N.V.............................         6,500         347,379
  International-Muller N.V...................        22,000         672,356
  Koninklijke Volker Stevin N.V..............         1,500         162,409
  Oce-Van Der Grinten N.V....................         3,423         443,279
  Qiagen N.V.*...............................        14,500         482,125
                                                                -----------
                                                                  3,543,866
                                                                -----------
NORWAY -- 3.7%
  Petroleum Geo-Services ASA-ADR*............        14,400         619,200
  Schibsted A/S..............................        31,400         634,621
  Sensonor A/S*..............................        57,500         550,708
  Tomra Systems A/S..........................        25,800         517,549
                                                                -----------
                                                                  2,322,078
                                                                -----------
PAKISTAN -- 0.4%
  Fauji Fertilizer Co., Ltd..................         7,900          15,473
  Hub Power Co., Ltd.*.......................       254,000         237,016
                                                                -----------
                                                                    252,489
                                                                -----------
PHILIPPINES -- 0.4%
  Metropolitan Bank & Trust Co...............        10,000         259,962
                                                                -----------
                                                   NUMBER
                                                  OF SHARES        VALUE
---------------------------------------------------------------------------
POLAND -- 0.3%
  Elektrim Spolka Akcyjna S.A................        23,000     $   202,017
                                                                -----------
PORTUGAL -- 0.2%
  Portugal Telecom S.A.......................         3,800         141,492
                                                                -----------
RUSSIA -- 0.7%
  Oil Co. Lukoil-ADR.........................         6,450         365,135
  Vimpel-Communications-SP ADR*..............         1,500          48,000
                                                                -----------
                                                                    413,135
                                                                -----------
SINGAPORE -- 4.8%
  Datacraft Asia, Ltd........................       274,000         580,880
  Elec & Eltek International Co. Ltd.........        63,400         294,176
  Electronic Resources Ltd...................       189,000         274,671
  Lindeteves Jacoberg Ltd....................       425,000         591,176
  Singapore Technologies Aerospace Ltd.......       285,000         453,633
  Super Coffeemix Manufacturing Ltd..........       330,000         255,779
  Thakral Corp. Ltd..........................       600,000         561,000
                                                                -----------
                                                                  3,011,315
                                                                -----------
SOUTH AFRICA -- 0.8%
  King Food Holdings Ltd.*...................        11,200           3,976
  Liberty Life Association of Africa Ltd.....         5,558         155,950
  South African Breweries Ltd................        10,300         326,296
                                                                -----------
                                                                    486,222
                                                                -----------
SPAIN -- 2.2%
  Acerinox SA................................         4,200         593,078
  Tele Pizza SA*.............................        18,000         783,550
                                                                -----------
                                                                  1,376,628
                                                                -----------
SWEDEN -- 1.5%
  Autoliv AB.................................         8,800         380,520
  Lindex AB..................................        17,000         343,270
  Medical Invest Svenska AB*.................         7,000         246,426
                                                                -----------
                                                                    970,216
                                                                -----------
SWITZERLAND -- 4.2%
  Adecco S.A.................................         2,010         655,328
  Ares Serono Group..........................           630         829,489
  Logitech International S.A.................         6,000       1,142,857
                                                                -----------
                                                                  2,627,674
                                                                -----------
TAIWAN -- 0.4%
  ASE Test, Ltd.*............................         7,500         239,063
                                                                -----------
THAILAND -- 0.7%
  K.R. Precision Public Co. -- Foreign.......        19,660         133,186
  PTT Exploration & Production Ltd...........        20,000         297,152
  Thai Farmers Bank Public Co., Ltd..........         3,250          21,141
                                                                -----------
                                                                    451,479
                                                                -----------
UNITED KINGDOM -- 16.9%
  Airtours PLC...............................        36,200         587,451
  Avis Europe PLC*...........................       250,000         544,906
  Berkeley Group (The) PLC...................        30,700         364,873
  Biocompatibles International PLC*..........        28,000         558,478
  British Aerospace PLC......................        24,855         557,896

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
---------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
UNITED KINGDOM (CONTINUED)

  Capita Group PLC...........................        59,000     $   684,238
  Caradon PLC................................       134,100         552,589
  D.F.S. Furniture Co., PLC..................        64,000         600,622
  Doncasters PLC*............................        10,000         193,750
  Dr. Solomon's Group PLC*...................        17,400         382,800
  Freepages Group PLC*.......................       881,000         666,653
  Games Workshop Group PLC...................        50,000         534,625
  GKN PLC....................................           215           3,539
  Goldsmiths Group PLC.......................        75,000         479,312
  Granada Group PLC..........................        28,000         422,601
  Iona Technologies PLC-ADR*.................        25,000         450,000
  Logica PLC.................................        36,000         569,400
  PizzaExpress PLC...........................        54,900         658,815
  Professional Staff PLC-ADR*................        28,000         241,500
  Sema Group PLC.............................        32,000         723,800
  Siebe PLC..................................             1              17
  WPP Group PLC..............................       106,200         442,862
  Zagrebacka Banka-GDR*......................        12,400         392,150
                                                                -----------
                                                                 10,612,877
                                                                -----------
                                                   NUMBER
                                                  OF SHARES        VALUE
---------------------------------------------------------------------------
UNITED STATES OF AMERICA -- 1.1%
  Rofin-Sinar Technologies, Inc.*............        46,000     $   672,750
                                                                -----------
VENEZUELA -- 0.4%
  Mavesa SA-ADR..............................        38,460         254,798
                                                                -----------
TOTAL COMMON STOCKS
  (Cost $53,668,875).......................................
                                                                 60,125,918
                                                                -----------
---------------------------------------------------------------------------
RIGHTS/WARRANTS -- 0.0%
---------------------------------------------------------------------------
MALAYSIA
  AMMB Holdings BHD-Rights
    (Cost $0)................................        63,000              --
                                                                -----------
TOTAL INVESTMENTS -- 95.6%
  (Cost $53,668,875).......................................
                                                                 60,125,918
OTHER ASSETS IN EXCESS OF LIABILITIES -- 4.4%..............
                                                                  2,760,626
                                                                -----------
NET ASSETS -- 100.0%.......................................
                                                                $62,886,544
                                                                -----------

------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1997
------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Advertising.................................         0.7%
Aerospace...................................         1.9
Agriculture.................................         1.1
Alcoholic Beverages.........................         1.5
Automotive..................................         5.3
Automotive Equipment........................         3.0
Beverages/Soft Drinks.......................         0.6
Biotechnology...............................         2.8
Broadcasting................................         0.5
Building Materials..........................         2.1
Chemicals...................................         0.3
Clothing Chains.............................         0.5
Computers/Office Automation.................         3.4
Consumer Electrical.........................         1.4
Containers..................................         0.7
Department/Discount Stores..................         0.1
Drugs/Pharmaceuticals.......................         1.3
Electric Utilities..........................         0.9
Electronic Instruments......................         0.8
Finance Companies...........................         1.5
Food Chains.................................         0.4
Gas Utilities...............................         0.1
Grocery Products............................         2.9
Home Furnishings............................         1.5
Homebuilding................................         0.6
Industrial Engineering/Construction.........         1.9
Integrated Oil companies....................         0.5
Investment Companies........................         0.4
Life Insurers...............................         0.2

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Machinery/Equipment.........................         3.8%
Medical Supplies............................         3.5
Metals......................................         2.7
Money Center Banks..........................         2.1
Oil/Gas Production..........................         1.1
Oilfield Services/Equipment.................         2.2
Other Commercial/Industrial Services........         3.5
Other Consumer Services.....................         2.4
Other Financial Services....................         1.3
Other Health Services.......................         0.3
Other Production/Manufacturing..............         1.4
Other Technology............................         1.1
Paper.......................................         0.4
Publishing..................................         2.1
Real Estate Development/Investment..........         1.5
Recreational Products.......................         2.6
Regional/Commercial Banks...................         3.9
Rental/Leasing Companies....................         1.7
Restaurants.................................         2.3
Semiconductors/Electric Companies...........         5.5
Soaps/Cosmetics.............................         0.8
Software....................................         5.3
Specialty Chains............................         0.8
Telecommunication Equipment.................         1.2
Telecommunication Services..................         0.1
Telephone...................................         2.0
Wholesale Distribution......................         1.1
Other Assets in Excess of Liabilities.......         4.4
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                           Lawrence S. Speidell, CFA,
                Partner, Director of Global/Systematic Portfolio
                            Management and Research
                               Loretta J. Morris,
                            Senior Portfolio Manager
                                 Alex Muromcew,
                               Portfolio Manager
                               Melisa Grigolite,
                               Portfolio Manager
                              Ernesto Ramos, Ph.D,
                            Senior Portfolio Manager

  GOAL: The Nicholas-Applegate International Core Growth Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of international companies.

  REVIEW AND OUTLOOK: In its brief history, this new Fund has shown great promise relative to the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index. The Fund invests in the top 75% of market capitalization in each country.

  Stock selection, especially in Scandinavia, exposure to emerging countries, and the Fund's underweighted position in Japan relative to the Index, contributed positively to performance in the period.

  Among the top-performing holdings in the period was Ares-Serono, a Swiss drug company that focuses on the production of infertility drugs, growth hormones, and new drugs to treat multiple sclerosis (MS) and AIDS. The company has a 70% market share in infertility drugs. Strong top-line growth is expected from the introduction of new drugs and from expanding margins due to new high-price products and economies of scale.

  Another strong performer was Volkswagen, the German auto maker. Pent-up demand for new European automobiles contributed to Volkswagen stock's recent advance. On March 31, more than 12% of the Fund was invested in emerging countries. Solid gains among holdings in Latin America positively affected returns for the Fund during the period. A political shift to democratic rule and economic reforms has encouraged privatization and foreign investment in the region. Structural reforms are expected to further accelerate the region's rapid growth rate. In Brazil, for example, an economic reform plan has created a more favorable investment environment.

  We remain optimistic on the outlook for international investing. With expectations for accelerating economic growth worldwide, we are confident the application of our bottom-up, growth-oriented investment philosophy will reward shareholders with solid returns.

                            REPRESENTATIVE HOLDINGS

                            Ares-Serono, Switzerland
                            ASE Test Limited, Taiwan
                          ASM Lithography, Netherlands
                              Volkswagen, Germany
                               Pininfarina, Italy
                                 Ibiden, Japan
                           Portugal Telecom, Portugal
                        Banco Central Hispanoami, Spain
                               Cap Gemini, France

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
INTERNATIONAL CORE GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCKS -- 97.6%
----------------------------------------------------------------------------
ARGENTINA -- 1.4%
  Perez Companc S.A..........................        2,400      $     18,600
  Siderca S.A................................       12,200            25,925
  Telefonica de Argentina S.A. -- ADR........          700            20,563
                                                                ------------
                                                                      65,088
                                                                ------------
BRAZIL -- 2.0%
  Telecomunicacoes Brasileiras S/A -- ADR....          900            92,138
                                                                ------------
BELGIUM -- 1.0%
  Banque Bruxelles Lambert SA................          200            45,110
                                                                ------------
CANADA -- 3.5%
  Canadian Imperial Bank of Commerce.........        1,800            40,699
  Northern Telecom Ltd.......................          700            45,762
  Royal Bank of Canada.......................        1,400            54,600
  Stone Consolidated Corp.*..................        1,600            23,182
                                                                ------------
                                                                     164,243
                                                                ------------
CHILE -- 0.4%
  Laboratorio Chile -- ADR...................        1,000            21,875
                                                                ------------
CHINA -- 1.2%
  Shenzhen Expressway Co.*...................      180,000            56,331
                                                                ------------
DENMARK -- 1.8%
  Novo Nordisk A/S -- B......................          800            83,727
                                                                ------------
FINLAND -- 2.4%
  Oy Nokia Corp AB -- ADR....................          650            37,860
  Raision Tehtaat OY.........................          800            73,696
                                                                ------------
                                                                     111,556
                                                                ------------
FRANCE -- 6.6%
  Cap Gemini Sogeti S.A......................        1,400            85,130
  Clarins....................................          300            41,143
  Lagardere Groupe S.A.......................        1,925            62,401
  Promodes...................................          130            44,109
  SGS-Thomson Microelectronics NV*...........          300            21,106
  Schneider S.A..............................        1,000            56,591
                                                                ------------
                                                                     310,480
                                                                ------------
GERMANY -- 7.4%
  BASF AG....................................        1,750            67,041
  Bayerische Motoren Werke AG................           50            40,887
  Daimler Benz AG............................        1,150            92,800
  Fresenius Medical Care AG*.................        1,150            35,075
  Volkswagen AG..............................          200           110,312
                                                                ------------
                                                                     346,115
                                                                ------------
HONG KONG -- 4.3%
  Beijing Datang Power Generation Co. Ltd.*..      260,000           104,016
  Hong Kong Telecommunications Ltd...........       11,600            19,835
  HSBC Holdings Ltd..........................        1,000            23,230
  Hutchison Whampoa Ltd......................        3,000            22,552
  Qingling Motors*...........................       56,000            29,811
                                                                ------------
                                                                     199,444
                                                                ------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
INDIA -- 1.5%
  Videsh Sanchar Nigam Ltd.*.................        4,000      $     70,200
                                                                ------------
IRELAND -- 1.8%
  Bank of Ireland............................        1,000             9,996
  Elan Corp. PLC.............................          500            17,062
  Saville Systems PLC*.......................        2,000            57,500
                                                                ------------
                                                                      84,558
                                                                ------------
ISRAEL -- 0.6%
  Tecnomatix Technologies Ltd.*..............        1,500            31,125
                                                                ------------
ITALY -- 4.6%
  Banca Fideuram SpA.........................       25,000            64,787
  Credito Italiano SpA.......................       31,000            44,073
  Pininfarina SpA............................        5,000            67,787
  Seat SpA...................................        4,000             1,392
  Telecom Italia Mobile SpA..................       13,300            38,296
                                                                ------------
                                                                     216,335
                                                                ------------
JAPAN -- 10.5%
  Familymart.................................        1,000            37,777
  Ibiden Co., Ltd............................        2,000            21,518
  Kawasaki Heavy Industrial, Ltd.............        5,000            19,455
  Mitsui Fudosan Co., Ltd....................        3,000            31,063
  Nichiei Co. Ltd............................          400            31,063
  Nintendo Co., Ltd..........................          700            50,283
  Orix Corp..................................        1,000            44,087
  Promise Co., Ltd...........................        1,200            50,283
  Sony Corp..................................          600            41,983
  TDK Corp...................................        1,000            68,759
  Terumo Corp................................        3,000            42,469
  Toyota Motor Corp..........................        2,000            50,639
                                                                ------------
                                                                     489,379
                                                                ------------
MALAYSIA -- 4.6%
  AMMB Holdings BHD..........................        4,400            36,585
  Malayan Banking BHD........................        2,000            22,805
  Metroplex BHD..............................       18,800            22,006
  Oriental Holdings BHD......................        4,000            36,166
  Sime Darby BHD.............................        4,000            14,612
  YTL Power International BHD*...............       52,400            84,601
                                                                ------------
                                                                     216,775
                                                                ------------
MEXICO -- 3.1%
  Coca-Cola Femsa S.A. -- ADR................          800            28,800
  ECE S.A.*..................................       30,000            41,356
  Empresas ICA Sociedad......................        2,400            38,100
  Tubos de Acero De Mexico -- ADR*...........        2,200            37,675
                                                                ------------
                                                                     145,931
                                                                ------------
NETHERLANDS -- 4.9%
  Aegon NV...................................          450            31,706
  ASM Lithography Holding NV*................          600            46,659
  Baan Corp. NV*.............................        1,180            54,440

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
NETHERLANDS (CONTINUED)

  IHC Caland NV..............................          750      $     40,082
  Oce-Van Der Grinten NV.....................          420            54,390
                                                                ------------
                                                                     227,277
                                                                ------------
NORWAY -- 2.8%
  Petroleum Geo-Services ASA -- ADR*.........        1,450            62,350
  Schibsted A/S..............................        3,300            66,696
                                                                ------------
                                                                     129,046
                                                                ------------
PHILIPPINES -- 1.8%
  Equitable Banking Corp.*...................       20,000            85,996
                                                                ------------
PORTUGAL -- 0.9%
  Portugal Telecom S.A.......................        1,150            42,820
                                                                ------------
RUSSIA -- 0.7%
  Lukoil Oil Co. -- ADR......................          550            31,136
                                                                ------------
SINGAPORE -- 1.2%
  DBS Land Ltd...............................        6,000            20,512
  Parkway Holdings Ltd.......................        5,000            19,031
  United Overseas Bank Ltd...................        1,800            18,436
                                                                ------------
                                                                      57,979
                                                                ------------
SOUTH AFRICA -- 1.0%
  South African Breweries....................        1,500            47,519
                                                                ------------
SPAIN -- 0.9%
  Banco Central Hispanoamericano S.A.........        1,500            39,815
                                                                ------------
SWEDEN -- 1.9%
  NetCom Systems AB*.........................        3,000            44,237
  Telefonaktiebolaget LM Ericsson -- B.......        1,200            42,404
                                                                ------------
                                                                      86,641
                                                                ------------
SWITZERLAND -- 5.1%
  Adecco SA Cheserex.........................          110            35,864
  Ares-Seron Group...........................           60            78,999
  Novartis AG................................           20            24,831
  Roche Holding AG...........................           10            86,514
  Swiss Reinsurance Corp.....................           10            10,636
                                                                ------------
                                                                     236,844
                                                                ------------
TAIWAN -- 0.5%
  ASE Test Ltd.*.............................          700            22,312
                                                                ------------
UNITED KINGDOM -- 14.9%
  Airtours PLC...............................        4,400            71,403
  Avis Europe PLC*...........................       35,000            76,287
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

  Bank of Ireland............................        2,000      $     19,987
  Berkeley Group PLC.........................        6,000            71,311
  British Aerospace PLC......................        3,100            69,583
  British Airways PLC........................        4,900            52,836
  Caradon PLC................................       11,900            49,037
  Compass Group PLC..........................        4,000            43,263
  Ladbroke Group PLC.........................       21,700            80,317
  Pearson PLC................................        2,000            23,984
  Sema Group PLC.............................        3,000            67,856
  WPP Group PLC..............................       16,500            68,806
                                                                ------------
                                                                     694,670
                                                                ------------
UNITED STATES OF AMERICA -- 2.3%
  ITC Limited................................        3,400            44,625
  TDK Corp...................................          900            60,525
                                                                ------------
                                                                     105,150
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $4,498,875)........................................        4,557,615
                                                                ------------

                                                  PRINCIPAL
                                                   AMOUNT
----------------------------------------------------------------------------
CONVERTIBLE BONDS -- 1.7%
----------------------------------------------------------------------------
UTILITIES (ELECTRIC)
  First Pacific Capital 144A
    2.00%, 03/27/02
    (Cost $78,000)...........................     $ 78,000            77,805
                                                                ------------
----------------------------------------------------------------------------
COMMERCIAL PAPER -- 6.9%
----------------------------------------------------------------------------
  Associates Corp. -- 2.8%
    6.75%, 04/01/97..........................      130,000           130,000
  Merrill Lynch -- 4.1%
    6.35%, 04/01/97..........................      194,000           194,000
                                                                ------------
TOTAL COMMERCIAL PAPER
  (Cost $324,000)..........................................          324,000
                                                                ------------
TOTAL INVESTMENTS -- 106.2%
  (Cost $4,900,875)........................................        4,959,420
LIABILITIES IN EXCESS OF OTHER ASSETS -- (6.2%)............         (290,544)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $  4,668,876
                                                                ------------

------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1997
------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Advertising.................................         1.5%
Aerospace...................................         1.5
Airlines....................................         1.1
Alcoholic Beverages.........................         1.0
Automotive..................................         9.3
Beverages/Soft Drinks.......................         0.6
Biotechnology...............................         3.6
Building Materials..........................         0.8
Chemicals...................................         1.4
Computers/Office Automation.................         1.2
Consumer Electrical.........................         0.9
Drugs/Pharmaceuticals.......................         3.3
Electric Utilities..........................         2.2
Finance Companies...........................         2.0
Food Chains.................................         1.5
Grocery Products............................         1.6
Homebuilding................................         1.5
Industrial Engineering/Construction.........         0.8
Integrated Oil Companies....................         0.4
Leisure/Gaming..............................         1.7
Machinery/Equipment.........................         2.7
Medical Supplies............................         0.9
Metals......................................         0.6
Money Center Banks..........................         3.5
Multi-Line Insurers.........................         0.9

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Oil/Gas Production..........................         0.7%
Oilfield Services/Equipment.................         2.2
Other Commercial/Industrial Services........         5.6
Other Consumer Services.....................         1.5
Other Financial Services....................         2.2
Other Health Services.......................         0.8
Other Production/Manufacturing..............         0.9
Paper.......................................         0.5
Publishing..................................         3.3
Real Estate Development/Investment..........         1.6
Recreational Products.......................         1.1
Regional/Commercial Banks...................         5.2
Rental/Leasing Companies....................         2.6
Restaurants.................................         0.9
Semiconductors/Electric Companies...........         3.8
Soaps/Cosmetics.............................         0.9
Software....................................         6.3
Telecommunication Equipment.................         2.7
Telecommunication Services..................         1.6
Telephone...................................         5.5
Tobacco Products............................         1.1
Water Supply................................         1.8
Short Term Obligations......................         6.9
Liabilities in Excess of Other Assets.......        (6.2)
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

WORLDWIDE GROWTH FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                           Lawrence S. Speidell, CFA,
                     Partner, Director of Global/Systematic
                              Portfolio Management
                                 John J. Kane,
                       Partner, Senior Portfolio Manager
                               Loretta J. Morris,
                            Senior Portfolio Manager
                                 Alex Muromcew,
                               Portfolio Manager
                               Melisa Grigolite,
                               Portfolio Manager
                              Ernesto Ramos, Ph.D,
                            Senior Portfolio Manager

  GOAL: The Nicholas-Applegate Worldwide Growth Fund seeks to maximize long-term capital appreciation through investment in a portfolio of growth stocks of U.S. and international companies.

  REVIEW AND OUTLOOK: The Worldwide Growth Fund delivered solid performance on the strength of superior stock selections this year, outperforming its respective benchmark, the MSCI World Index.

  With approximately 25% of holdings in the United States, the Fund benefited from such holdings as Merck & Co. The pharmaceuticals company continues to add breakthrough drugs, such as Aggrastat, which treats coronary syndromes, and Propecia, which treats male baldness, leading it to hold one of the strongest product lines in the industry.

  Superior stock selection, including our underweighting of Japanese stocks, and investment in stocks of emerging markets countries, contributed to the Fund's performance relative to the MSCI World Index for the period.

  Throughout the world, we found excellent opportunities in the stocks of manufacturers and exporters, which benefited from increased sales as a result of a stronger U.S. dollar. A stronger dollar makes foreign-produced goods more affordable to U.S. consumers.

  In Europe, the Fund benefited from pent up demand for new cars, which translated into rising shares for such holdings as Porsche. The company's cost-cutting program has resulted in a ten-fold increase in profits. The new Boxster model is expected to contribute to a doubling of the firm's orders.

  The Fund has extensive holdings in the technology sector, which is fueling productivity and efficiency gains abroad.

  Cap Gemini, a French computer services firm, continues to show solid prospects for growth based on their potential to provide advisory services in a changing marketplace.

  Improving economic conditions and political stability make us optimistic about the prospects of investing in stocks worldwide.

                            REPRESENTATIVE HOLDINGS

                              Volkswagen, Germany
                                ASE Test, Taiwan
                              Intel, United States
                           Merck & Co., United States
                            Ares-Serono, Switzerland
                             Novo-Nordisk, Denmark
                                   TDK, Japan
                         Petroleum Geo-Services, Norway
                         Travelers Group, United States
                      Telecomunicacoes Brasileires, Brazil

--------------------------------------------------------------------------------

WORLDWIDE GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE WORLDWIDE GROWTH ADVISORY PORTFOLIO WITH THE MSCI WORLD INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
 12.87%                         As of 03/31/97                        12.20%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               WORLDWIDE GROWTH      MSCI WORLD
              ADVISORY PORTFOLIO       INDEX
31-Aug-95               10,000.00       10,000.00
30-Sep-95               10,248.00       10,289.00
31-Oct-95                9,904.00       10,124.38
30-Nov-95                9,984.00       10,473.67
31-Dec-95               10,040.00       10,777.40
31-Jan-96               10,160.00       10,970.32
29-Feb-96               10,368.00       11,035.04
31-Mar-96               10,640.00       11,216.02
30-Apr-96               11,320.00       11,477.35
31-May-96               11,448.00       11,485.39
30-Jun-96               11,376.00       11,541.66
31-Jul-96               10,760.00       11,131.94
31-Aug-96               11,008.00       11,257.73
30-Sep-96               11,384.00       11,695.65
31-Oct-96               11,384.00       11,775.18
30-Nov-96               11,920.00       12,432.24
31-Dec-96               11,880.00       12,230.83
31-Jan-97               12,288.00       12,376.38
28-Feb-97               12,152.00       12,516.23
31-Mar-97               12,000.00       12,265.91

This graph compares a $10,000 investment in the Worldwide Growth Advisory Portfolio with the Morgan Stanley Capital International ("MSCI") World Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

MSCI World Index consists of more than 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The Index is a market-value weighted combination of countries and is unmanaged.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCKS -- 98.9%
----------------------------------------------------------------------------
ARGENTINA -- 1.2%
  Banco Frances del Rio de la Plata SA --
    ADR......................................         9,800     $    294,000
  Perez Companc SA...........................        42,715          331,041
  Siderar SA.................................         7,728           26,662
  Siderca SA.................................       193,200          410,550
  Telefonica de Argentina SA -- ADR..........         8,000          235,000
                                                                ------------
                                                                   1,297,253
                                                                ------------
AUSTRALIA -- 0.0%
  Australian Gas & Light Co., Ltd............         3,170           18,016
                                                                ------------
BRAZIL -- 1.4%
  Centrais Electricas Brasileiras SA -- ADR..        25,000          536,400
  Lojas Arapua S.A...........................     4,383,000          101,054
  Telecomunicacoes Brasileiras S/A-Telebras
    -- ADR...................................         4,800          491,400
  TV Filme, Inc. ADR*........................        27,100          335,362
                                                                ------------
                                                                   1,464,216
                                                                ------------
CANADA -- 2.7%
  Canadian Imperial Bank of Commerce.........        44,000          994,871
  Northern Telecom Ltd.......................        10,000          653,750
  Royal Bank of Canada.......................        28,600        1,115,400
                                                                ------------
                                                                   2,764,021
                                                                ------------
CHILE -- 0.6%
  Quimica Minera Chile SA -- ADR.............         5,600          322,700
  Vina Concha Y Toro -- ADR..................        10,400          296,400
                                                                ------------
                                                                     619,100
                                                                ------------
CZECH REPUBLIC -- 0.5%
  SPT Telecom AS*............................         4,000          474,227
                                                                ------------
DENMARK -- 0.6%
  Novo Nordisk A/S -- B......................         5,740          600,740
                                                                ------------
EGYPT -- 0.5%
  Commercial International Bank*.............        21,355          482,623
                                                                ------------
FINLAND -- 2.6%
  Metsa-Serla Oy -- B........................        60,600          436,888
  Oy Nokia Corp. AB -- ADR...................        16,200          943,650
  Raision Tehtaat Oy.........................        14,300        1,317,312
                                                                ------------
                                                                   2,697,850
                                                                ------------
FRANCE -- 4.7%
  AXA-UAP....................................         8,000          530,484
  Bouygues Offshore SA.......................        24,000          639,060
  Cap Gemini Sogeti SA.......................        18,000        1,094,523
  Lagardere Groupe SA (Non Trading)..........           377           12,221
  Lagardere Groupe SA........................        36,200        1,173,462
  Promodes SA................................         2,000          677,883
  SGS-Thomson Microelectronics N.V.*.........        10,000          703,535
                                                                ------------
                                                                   4,831,168
                                                                ------------
GERMANY -- 6.1%
  BASF AG....................................        40,000        1,532,374

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

GERMANY (CONTINUED)

  Bayerische Motoren Werke AG................         1,000     $    817,746
  Daimler Benz AG............................        20,000        1,613,909
  Fresenius AG...............................         2,935          644,010
  Volkswagen AG..............................         3,200        1,764,988
                                                                ------------
                                                                   6,373,027
                                                                ------------
HONG KONG -- 2.4%
  Guangdong Investments Ltd..................       600,000          514,918
  HSBC Holdings Ltd.*........................        22,400          520,339
  Hutchison Whampoa Ltd......................        74,000          556,280
  Qingling Motors Company*...................       695,000          369,977
  Sun Hung Kai Properties Ltd................        49,000          518,532
                                                                ------------
                                                                   2,480,046
                                                                ------------
INDIA -- 1.2%
  Bombay Suburban Electric Supply Co. Ltd....        60,000          332,776
  HDFC Bank Ltd.*............................       250,000          323,997
  State Bank of India*.......................        24,400          559,980
                                                                ------------
                                                                   1,216,753
                                                                ------------
INDONESIA -- 0.4%
  PT Bank Negara Indonesia*..................       650,000          372,260
                                                                ------------
IRELAND -- 1.5%
  Elan Corp. PLC -- ADR*.....................        22,000          750,750
  Saville Systems PLC*.......................        27,400          787,750
                                                                ------------
                                                                   1,538,500
                                                                ------------
ISRAEL -- 0.8%
  Gilat Satellite Networks*..................        12,400          375,100
  Koor Industries Ltd........................        12,500          225,000
  Tecnomatix Technologies Ltd.*..............        12,000          249,000
                                                                ------------
                                                                     849,100
                                                                ------------
ITALY -- 2.9%
  Banca Fideuram SpA.........................       360,000          932,933
  Credito Italiano SpA.......................       803,000        1,141,638
  Telecom Italia Mobile SpA..................       322,300          928,038
                                                                ------------
                                                                   3,002,609
                                                                ------------
JAPAN -- 11.9%
  Advantest Corp.............................        16,390          827,322
  Bank of Tokyo-Mitsubishi...................         2,000           31,225
  Bridgestone Corp...........................        40,000          750,688
  Canon, Inc.................................        30,000          643,100
  Fujitsu, Ltd...............................        58,000          591,166
  Hirose Electric............................        11,000          604,190
  Honda Motor Co., Ltd.......................        20,000          596,991
  Ibiden Co., Ltd............................        50,000          537,939
  Mitsui Fudosan Co., Ltd....................        47,000          486,653
  Nichiei Co., Ltd...........................        10,000          776,573
  Nintendo Co., Ltd..........................        10,800          775,797
  Orix Corp..................................        16,000          705,387
  Promise Co., Ltd...........................        22,000          921,857
  Sony Corp..................................        16,000        1,119,560
  TDK Corp...................................        19,000        1,306,423

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
JAPAN (CONTINUED)

  Terumo Corp................................        80,000     $  1,132,503
  Toyota Motor Corp..........................        20,000          506,390
                                                                ------------
                                                                  12,313,764
                                                                ------------
MALAYSIA -- 2.2%
  AMMB Holdings BHD..........................        42,500          366,584
  Malayan Banking BHD........................        33,000          376,287
  Metroplex BHD..............................       500,000          585,267
  Sime Darby BHD.............................        57,000          208,214
  UMW Holdings BHD...........................        61,000          337,316
  United Engineers BHD.......................        50,000          435,923
                                                                ------------
                                                                   2,309,591
                                                                ------------
MEXICO -- 2.0%
  Cifra SA de CV -- Series A.................        14,676           20,008
  Cifra SA de CV -- Series C.................       120,000          168,768
  Coca-Cola Femsa S.A. -- ADR................        17,200          619,200
  Fomento Economico Mexicano SA de CV........       140,000          622,616
  Gruma SA -- B*.............................        69,000          340,957
  Tubos de Acero De Mexico -- ADR*...........        22,000          376,750
                                                                ------------
                                                                   2,148,299
                                                                ------------
NETHERLANDS -- 2.8%
  Baan Co., N.V.*............................        19,300          861,263
  IHC Caland NV..............................        12,900          689,413
  Koninklijke Volker Stevin NV-CVA...........         5,400          584,671
  Oce-Van Der Grinten NV.....................         5,955          771,174
                                                                ------------
                                                                   2,906,521
                                                                ------------
NORWAY -- 2.7%
  Petroleum Goe-Services ASA -- ADR*.........        26,300        1,130,900
  Schibsted A/S..............................        37,000          747,802
  Tomra Systems A/S..........................        44,500          892,671
                                                                ------------
                                                                   2,771,373
                                                                ------------
PAKISTAN -- 0.2%
  Fauji Fertilizer Co. Ltd...................         7,900           15,473
  Hub Power Co.*.............................       254,000          237,016
                                                                ------------
                                                                     252,489
                                                                ------------
PHILLIPPINES -- 0.4%
  Metropolitan Bank & Trust Co...............        15,000          389,943
                                                                ------------
POLAND -- 0.2%
  Elektrim Spolka Akcyjna SA.................        26,800          235,393
                                                                ------------
PORTUGAL -- 0.3%
  Portugal Telecom SA........................         9,600          357,453
                                                                ------------
RUSSIA -- 0.5%
  Lukoil Oil Co. -- ADR......................         8,400          475,524
  Vimpel-Communications -- ADR*..............         2,700           86,400
                                                                ------------
                                                                     561,924
                                                                ------------
SINGAPORE -- 1.6%
  Lindeteves-Jacoberg Ltd....................       500,000          695,502
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

SINGAPORE (CONTINUED)

  Parkway Holdings Ltd.......................       124,000     $    471,972
  United Overseas Bank Ltd...................        46,495          476,212
                                                                ------------
                                                                   1,643,686
                                                                ------------
SOUTH AFRICA -- 0.8%
  Liberty Life Association of Africa Ltd.....        18,192          510,445
  South African Breweries Ltd................        10,300          326,296
                                                                ------------
                                                                     836,741
                                                                ------------
SPAIN -- 0.8%
  Banco Central Hispanoamericano SA..........        30,000          796,291
                                                                ------------
SWEDEN -- 0.9%
  Telefonaktiebolaget LM Ericsson -- B.......        27,000          954,089
                                                                ------------
SWITZERLAND -- 4.6%
  Adecco SA..................................         3,500        1,141,119
  Ares-Serono Group..........................         1,380        1,816,976
  Novartis AG................................           525          651,825
  Roche Holding AG...........................            80          692,110
  Swiss Reinsurance Co.......................           450          478,623
                                                                ------------
                                                                   4,780,653
                                                                ------------
TAIWAN -- 1.2%
  ASE Test Ltd.*.............................        36,900        1,176,188
  Tuntex Distinct Corp.......................         5,725           42,823
                                                                ------------
                                                                   1,219,011
                                                                ------------
THAILAND -- 0.5%
  PTT Exploration and Production Public Co.
    Ltd......................................        35,000          520,015
  Thai Farmers Bank Public Co. Ltd. --
    Foreign*.................................         5,375           34,964
                                                                ------------
                                                                     554,979
                                                                ------------
UNITED KINGDOM -- 9.4%
  Airtours PLC...............................        65,000        1,054,815
  Avis Europe PLC*...........................       315,000          686,582
  Bank of Ireland............................        65,000          649,569
  British Aerospace PLC......................        48,287        1,083,851
  British Airways PLC........................        74,526          803,612
  Caradon PLC................................       163,000          671,678
  Compass Group PLC..........................        71,000          767,927
  GKN PLC....................................         1,807           29,740
  Granada Group PLC..........................        23,700          357,701
  Ladbroke Group PLC.........................       158,000          584,798
  Pearson PLC................................        55,000          659,563
  Professional Staff PLC -- ADR*.............        47,000          405,375
  WPP Group PLC..............................       325,000        1,355,274
  Zagrebacka Banka -- GDR*...................        21,250          672,031
                                                                ------------
                                                                   9,782,516
                                                                ------------
UNITED STATES OF AMERICA -- 25.4%
  Ascend Communications, Inc.*...............         1,800           73,350
  BMC Industries, Inc........................         8,000          226,000
  BMC Software, Inc.*........................        12,400          571,950
  Boston Chicken, Inc.*......................         5,400          164,700

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
UNITED STATES OF AMERICA (CONTINUED)

  Cadence Design Systems, Inc.*..............         9,250     $    317,969
  Callaway Golf Co...........................        11,500          329,187
  Camco International, Inc...................         9,600          422,400
  Central Garden and Pet Co.*................         8,900          161,312
  Chase Manhattan Corp.......................         2,500          234,063
  Children's Comprehensive Services, Inc.*...         8,800          101,200
  Chrysler Corp..............................        27,300          819,000
  Cisco Systems, Inc.*.......................         6,000          288,750
  Comerica, Inc..............................         8,400          473,550
  Compuware Inc.*............................         4,300          269,825
  Dell Computer Corp.*.......................        11,200          757,400
  Electronics For Imaging, Inc.*.............        10,200          406,725
  Encad, Inc.*...............................         7,400          221,075
  Executive Risk, Inc........................         8,300          384,913
  Fannie Mae.................................        23,600          852,550
  Finish Line, Inc., The*....................        16,200          360,450
  Gateway 2000, Inc.*........................        10,500          538,125
  General Electric Co........................         1,100          109,175
  Guidant Corp...............................         3,700          227,550
  HBO & Co...................................         5,300          251,750
  HFS, Inc.*.................................         6,500          382,688
  Intel Corp.................................         9,400        1,307,775
  International Specialty Products, Inc.*....        15,500          193,750
  Interstate Bakeries Corp...................        12,500          590,625
  Jones Medical Industries, Inc..............        13,625          327,000
  Liz Claiborne, Inc.........................         7,500          327,188
  Loews Corp.................................         9,100          808,763
  MBNA Corp..................................        25,300          705,238
  McAfee Associates, Inc.*...................         6,000          265,500
  Medicis Pharmaceutical Corp.*..............         7,800          232,050
  Merck & Co., Inc...........................        14,200        1,196,350
  Microsoft Corp.*...........................         1,700          155,869
  Molecular Devices Corp.*...................        43,000          596,625
  Nautica Enterprises, Inc.*.................         7,900          198,487
  NBTY, Inc.*................................        18,900          285,862
  New York Bancorp, Inc......................         1,350           39,150
  Oxford Health Plans, Inc.*.................         1,500           87,937
  Pacific Sunwear of California*.............        13,650          447,037
  Pairgain Technology, Inc.*.................        11,600          343,650
  Peoplesoft, Inc.*..........................         3,800          152,000
  Premark International, Inc.................        10,800          214,650
  Providian Corp.............................        15,600          834,600
  QLogic Corp.*..............................        26,000          513,500
  Riser Foods, Inc...........................         7,600          251,750
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

UNITED STATES OF AMERICA (CONTINUED)

  Robert Half International, Inc.*...........         9,400     $    327,825
  Ross Stores Inc............................        27,200          690,200
  Safeskin Corp.*............................        10,200          184,875
  Safeway, Inc.*.............................        18,100          839,387
  Showbiz Pizza Time, Inc.*..................        11,900          208,250
  SPX Corp.*.................................         8,200          372,075
  Student Loan Marketing Association.........         3,800          361,950
  TCF Financial Corp.........................         1,000           39,625
  Tellabs, Inc.*.............................        14,500          523,812
  Travelers Group, Inc.......................        18,800          900,050
  United Technologies Corp...................        12,200          918,050
  Unocal Corp................................         7,200          274,500
  USX-Marathon Group.........................        30,900          861,337
  Veritas DGC, Inc.*.........................        30,000          592,500
  Zions Bancorporation.......................         2,100          249,375
                                                                ------------
                                                                  26,364,824
                                                                ------------
VENEZUELA -- 0.4%
  Mavesa SA -- ADR...........................        61,540          407,703
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $89,964,628).......................................
                                                                 102,668,752
                                                                ------------
----------------------------------------------------------------------------
WARRANTS/RIGHTS -- 0.0%
----------------------------------------------------------------------------
SINGAPORE
  United Overseas Bank Ltd. -- Warrants*
    (Cost $1,333)............................           208              885
                                                                ------------

                                                  PRINCIPAL
                                                   AMOUNT
----------------------------------------------------------------------------
CONVERTIBLE BONDS -- 1.8%
----------------------------------------------------------------------------
UTILITIES (ELECTRIC)
  First Pacific Capital 144A
    2.00%, 3/27/02
    (Cost $1,891,000)........................     $1,891,000    $  1,886,273
                                                                ------------
TOTAL INVESTMENTS -- 100.7%
  (Cost $91,856,961).......................................
                                                                $104,555,910
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.7%)............         (740,534)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $103,815,376
                                                                ------------

------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1997
------------------------------------------------------------------------

WORLDWIDE GROWTH FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Advertising.................................         1.3%
Aerospace...................................         1.9
Agriculture.................................         0.3
Airlines....................................         0.8
Alcoholic Beverages.........................         1.2
Apparel.....................................         0.5
Automotive..................................         6.3
Automotive Equipment........................         1.1
Beverages/Soft Drinks.......................         0.6
Biotechnology...............................         2.3
Broadcasting................................         0.3
Building Materials..........................         1.0
Chemicals...................................         1.5
Clothing Chains.............................         1.1
Computers/Office Automation.................         4.2
Consumer Electrical.........................         1.1
Department/Discount Stores..................         0.2
Drugs/Pharmaceuticals.......................         4.0
Electric Utilities..........................         1.1
Electronic Instruments......................         0.6
Finance Companies...........................         3.5
Food Chains.................................         1.7
Grocery Products............................         2.2
Industrial Engineering/Construction.........         1.0
Investment Companies........................         0.5
Leisure/Gaming..............................         0.6
Life Insurers...............................         0.5
Lodging.....................................         0.4
Machinery/Equipment.........................         2.6
Managed Health care/HMO's...................         0.1
Medical Supplies............................         2.7

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Metals......................................         0.4%
Money Center Banks..........................         3.7
Multi-Line Insurers.........................         3.1
Oil/Gas Production..........................         2.1
Oilfield Services/Equipment.................         3.3
Other Commercial/Industrial Services........         4.2
Other Consumer Services.....................         1.1
Other Financial Services....................         1.3
Other Health Services.......................         0.2
Other Health Services.......................         0.2
Other Production/Manufacturing..............         1.8
Paper.......................................         0.4
Property -- Casualty Insurance..............         1.1
Publishing..................................         2.5
Real Estate Development/Investment..........         1.5
Recreational Products.......................         1.4
Regional/Commercial Banks...................         6.2
Rental/Leasing Companies....................         1.3
Restaurants.................................         0.4
Savings & Loan/Thrifts......................         0.1
Semiconductors/Electric Companies...........         3.7
Software....................................         5.0
Specialty Chains............................         0.3
Telecommunication Equipment.................         3.7
Telecommunication Services..................         0.1
Telephone...................................         2.4
Utilities...................................         1.8
Wholesale Distribution......................         0.2
Liabilities in Excess of Other Assets.......        (0.7)
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------
ADVISORY SERIES PORTFOLIOS

                                 NET ASSET        NET        NET REALIZED     DISTRIBUTIONS
                                 VALUES AT    INVESTMENT    AND UNREALIZED      FROM NET       DISTRIBUTIONS
                                 BEGINNING      INCOME      GAINS (LOSSES)     INVESTMENT          FROM
                                 OF PERIOD     (DEFICIT)    ON INVESTMENTS       INCOME        CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------
MINI CAP GROWTH+***
  Institutional (For the year
    ended 03/31/97)...........   $   15.85     $   (0.17)      $    0.84               --        $   (0.58)
  Institutional (For the
    period ended 03/31/96)....       12.50         (0.05)           3.40               --               --
EMERGING GROWTH++
  Advisory (For the year ended
    03/31/97).................       14.16         (0.07)          (0.77)              --            (0.13)
  Advisory (For the period
    ended 03/31/96)...........       12.50         (0.03)           1.69               --               --
CORE GROWTH+++
  Advisory (For the year ended
    03/31/97).................       17.99         (0.04)           0.32               --            (0.26)
  Advisory (For the year ended
    03/31/96).................       13.66         (0.07)           4.86               --            (0.46)
  Advisory (For the period
    ended 03/31/95)...........       12.50         (0.02)           1.18               --               --
INCOME & GROWTH++
  Advisory (For the year ended
    03/31/97).................       13.72          0.42            1.50            (0.42)           (0.03)
  Advisory (For the period
    ended 03/31/96)...........       12.50          0.17            1.22            (0.17)              --
BALANCED GROWTH++
  Advisory (For the year ended
    03/31/97).................       12.69          0.24            0.73            (0.24)              --
  Advisory (For the period
    ended 03/31/96)...........       12.50          0.15            0.19            (0.15)              --
GOVERNMENT INCOME++
  Advisory (For the year ended
    03/31/97).................       12.44          0.70           (0.39)           (0.71)           (0.43)
  Advisory (For the period
    ended 03/31/96)...........       12.50          0.37           (0.06)           (0.37)              --
EMERGING COUNTRIES++
  Advisory (For the year ended
    03/31/97).................       13.18         (0.04)           3.37               --            (0.04)
  Advisory (For the period
    ended 03/31/96)...........       12.50          0.01            0.67               --               --
INTERNATIONAL SMALL CAP
  GROWTH++
  Advisory (For the year ended
    03/31/97).................       13.52         (0.06)           2.01               --            (1.46)
  Advisory (For the period
    ended 03/31/96)...........       12.50          0.01            1.01               --               --
INTERNATIONAL CORE GROWTH++++
  Advisory (For the period
    ended 03/31/97)...........       12.50            --            0.25               --               --
WORLDWIDE GROWTH++
  Advisory (For the year ended
    03/31/97).................       13.27          0.01            1.72               --               --
  Advisory (For the period
    ended 03/31/96)...........       12.50         (0.04)           0.81               --               --

-----------------
   + Commenced operations on July 12, 1995.
  ++ Commenced operations on August 31, 1995.
 +++ Commenced operations on June 30, 1994.
++++ Commenced operations on February 28, 1997.
   * Annualized.
  ** Includes expenses allocated from the Master Trust Funds. See Notes to
     Funds' Financial Statements for amounts.
 *** Mini Cap Growth Institutional Portfolio.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                                                     RATIO OF NET
                                                                                                                      INVESTMENT
                                                                                  RATIO OF           RATIO OF      INCOME (DEFICIT)
                                                                                 EXPENSES TO       EXPENSES TO            TO
                                                                                 AVERAGE NET       AVERAGE NET        AVERAGE NET
                                                                 NET ASSETS     ASSETS, AFTER     ASSETS, BEFORE     ASSETS, AFTER
                                   NET ASSET                         AT            EXPENSE           EXPENSE            EXPENSE
                                   VALUES AT         TOTAL         END OF       REIMBURSEMENT     REIMBURSEMENT      REIMBURSEMENT
                                 END OF PERIOD      RETURN         PERIOD     AND FEE WAIVER**   AND FEE WAIVER**  AND FEE WAIVER**
------------------------------------------------------------------------------------------------------------------------------------
MINI CAP GROWTH+***
  Institutional (For the year
    ended 03/31/97)...........     $   15.94           3.90%     $28,711,622           1.56%              1.99%            (1.08%)
  Institutional (For the
    period ended 03/31/96)....         15.85          26.80%     25,237,077            1.55%*             2.46%*           (0.98%)*
EMERGING GROWTH++
  Advisory (For the year ended
    03/31/97).................         13.19          (6.03%)     1,013,030            1.51%             10.79%            (1.02%)
  Advisory (For the period
    ended 03/31/96)...........         14.16          13.28%        313,634            1.49%*            37.86%*           (1.05%)*
CORE GROWTH+++
  Advisory (For the year ended
    03/31/97).................         18.01           1.39%     13,115,276            1.25%              1.84%            (0.69%)
  Advisory (For the year ended
    03/31/96).................         17.99          35.37%      4,273,872            1.23%              2.84%            (0.57%)
  Advisory (For the period
    ended 03/31/95)...........         13.66           9.28%      2,120,619            1.24%*             3.52%*           (0.33%)*
INCOME & GROWTH++
  Advisory (For the year ended
    03/31/97).................         15.19          14.13%      4,598,883            1.25%              2.90%             3.29%
  Advisory (For the period
    ended 03/31/96)...........         13.72          11.13%      1,084,730            1.25%*             9.21%*            3.59%*
BALANCED GROWTH++
  Advisory (For the year ended
    03/31/97).................         13.42           7.60%         72,627            1.26%            126.75%             2.15%
  Advisory (For the period
    ended 03/31/96)...........         12.69           2.77%          1,231            1.25%*          3094.48%*            2.16%*
GOVERNMENT INCOME++
  Advisory (For the year ended
    03/31/97).................         11.61           2.54%          1,241            0.88%           2789.64%             5.04%
  Advisory (For the period
    ended 03/31/96)...........         12.44           2.48%          1,219            0.95%*          3029.81%*            5.23%*
EMERGING COUNTRIES++
  Advisory (For the year ended
    03/31/97).................         16.47          25.29%      8,660,367            1.91%              4.20%            (0.87%)
  Advisory (For the period
    ended 03/31/96)...........         13.18           5.44%        350,058            1.90%*            44.24%*            0.47%*
INTERNATIONAL SMALL CAP
  GROWTH++
  Advisory (For the year ended
    03/31/97).................         14.01          15.03%         42,150            1.66%            151.33%            (0.64%)
  Advisory (For the period
    ended 03/31/96)...........         13.52           8.16%         19,082            1.65%*           531.72%*            0.33%*
INTERNATIONAL CORE GROWTH++++
  Advisory (For the period
    ended 03/31/97)...........         12.75           2.00%          1,020              --            2667.07%*              --
WORLDWIDE GROWTH++
  Advisory (For the year ended
    03/31/97).................         15.00          12.87%        641,965            1.61%             34.99%            (0.91%)
  Advisory (For the period
    ended 03/31/96)...........         13.27           6.32%          1,115            1.60%*          3232.53%*           (0.50%)*

                                  RATIO OF NET
                                   INVESTMENT
                                INCOME (DEFICIT)
                                       TO
                                   AVERAGE NET
                                 ASSETS, BEFORE
                                     EXPENSE
                                  REIMBURSEMENT
                                AND FEE WAIVER**
------------------------------
MINI CAP GROWTH+***
  Institutional (For the year
    ended 03/31/97)...........           (1.30%)
  Institutional (For the
    period ended 03/31/96)....           (1.36%)*
EMERGING GROWTH++
  Advisory (For the year ended
    03/31/97).................          (10.31%)
  Advisory (For the period
    ended 03/31/96)...........          (32.41%)*
CORE GROWTH+++
  Advisory (For the year ended
    03/31/97).................           (1.28%)
  Advisory (For the year ended
    03/31/96).................           (2.18%)
  Advisory (For the period
    ended 03/31/95)...........           (1.61%)*
INCOME & GROWTH++
  Advisory (For the year ended
    03/31/97).................            1.61%
  Advisory (For the period
    ended 03/31/96)...........           (4.22%)*
BALANCED GROWTH++
  Advisory (For the year ended
    03/31/97).................         (123.09%)
  Advisory (For the period
    ended 03/31/96)...........        (3090.46%)*
GOVERNMENT INCOME++
  Advisory (For the year ended
    03/31/97).................        (2782.24%)
  Advisory (For the period
    ended 03/31/96)...........        (3021.56%)*
EMERGING COUNTRIES++
  Advisory (For the year ended
    03/31/97).................           (3.20%)
  Advisory (For the period
    ended 03/31/96)...........          (35.33%)*
INTERNATIONAL SMALL CAP
  GROWTH++
  Advisory (For the year ended
    03/31/97).................         (150.28%)
  Advisory (For the period
    ended 03/31/96)...........         (529.11%)*
INTERNATIONAL CORE GROWTH++++
  Advisory (For the period
    ended 03/31/97)...........        (2666.34%)*
WORLDWIDE GROWTH++
  Advisory (For the year ended
    03/31/97).................          (34.23%)
  Advisory (For the period
    ended 03/31/96)...........        (3231.44%)*

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997
------------------------------------------------------------------------
ADVISORY SERIES PORTFOLIOS

                                  MINI CAP        EMERGING          CORE          INCOME &
                                   GROWTH+         GROWTH          GROWTH          GROWTH
                                -------------------------------------------------------------
ASSETS
  Investments in Master Trust
    Fund, at value*...........  $  28,731,716   $   1,025,163   $  13,115,590   $   4,608,902
  Receivable for shares of
    beneficial interest
    sold......................         27,100              --          33,920          23,700
  Receivable for investments
    sold in Master Trust
    Fund......................         84,469              --          13,160          34,605
  Due from advisor............          9,145           8,862          22,145           4,228
  Deferred organization
    costs.....................             --             622           8,056             622
  Prepaid expenses and other
    assets....................          1,759              --           7,090              --
                                -------------------------------------------------------------
    Total assets..............     28,854,189       1,034,647      13,199,961       4,672,057
                                -------------------------------------------------------------
LIABILITIES
  Payable for investments
    purchased in Master Trust
    Fund......................         27,100              --          33,920          23,700
  Payable for shares of
    beneficial interest
    repurchased...............         84,469              --          13,160          34,605
  Due to advisor..............          2,671             951              --             951
  Dividend payable............            127              --              --             107
  Accrued expenses............         28,200          20,666          37,605          13,811
                                -------------------------------------------------------------
    Total liabilities.........        142,567          21,617          84,685          73,174
                                -------------------------------------------------------------
NET ASSETS....................  $  28,711,622   $   1,013,030   $  13,115,276   $   4,598,883
                                -------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $  25,725,949   $   1,088,316   $  12,938,862   $   4,263,671
  Accumulated undistributed
    net investment income
    (deficit).................       (399,908)         (7,268)        (92,566)           (109)
  Accumulated undistributed
    net realized gain
    (loss)....................      1,945,564         (37,440)        571,175         132,410
  Accumulated undistributed
    foreign exchange gain
    (loss)....................             --              --              --              --
  Net unrealized foreign
    exchange gain (loss)......             --              --              --              --
  Net unrealized appreciation
    (depreciation) on
    investments...............      1,440,017         (30,578)       (302,195)        202,911
                                -------------------------------------------------------------
    Net assets................  $  28,711,622   $   1,013,030   $  13,115,276   $   4,598,883
                                -------------------------------------------------------------
  Shares of beneficial
    interest, no par value,
    issued and outstanding
    (unlimited shares
    authorized)...............      1,801,049          76,796         728,031         302,819
                                -------------------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/ Outstanding shares
    of beneficial interest)...  $       15.94   $       13.19   $       18.01   $       15.19
                                -------------------------------------------------------------
* Cost of investments in the
  Master Trust Fund:..........  $  24,766,026   $   1,091,078   $  12,632,372   $   4,147,693
                                -------------------------------------------------------------

-------------
+ Mini Cap Growth Institutional Portfolio

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                INTERNATIONAL   INTERNATIONAL
                                  BALANCED       GOVERNMENT       EMERGING        SMALL CAP         CORE          WORLDWIDE
                                   GROWTH          INCOME         COUNTRIES        GROWTH          GROWTH          GROWTH
                                ---------------------------------------------------------------------------------------------
ASSETS
  Investments in Master Trust
    Fund, at value*...........  $      72,719   $      1,247    $   8,666,348   $     42,246    $      1,020    $    642,496
  Receivable for shares of
    beneficial interest
    sold......................             --             --          104,241          1,000              --             410
  Receivable for investments
    sold in Master Trust
    Fund......................             --             --            9,997             --              --              89
  Due from advisor............          3,154          5,216            2,593          3,122           2,368          21,125
  Deferred organization
    costs.....................            639            639              656            622              --             622
  Prepaid expenses and other
    assets....................         17,347         26,469                2         13,581              --              --
                                ---------------------------------------------------------------------------------------------
    Total assets..............         93,859         33,571        8,783,837         60,571           3,388         664,742
                                ---------------------------------------------------------------------------------------------
LIABILITIES
  Payable for investments
    purchased in Master Trust
    Fund......................             --             --          104,241          1,000              --             410
  Payable for shares of
    beneficial interest
    repurchased...............             --             --            9,997             --              --              89
  Due to advisor..............             --            969              956            951              --             951
  Dividend payable............             --             --               --             --              --              --
  Accrued expenses............         21,232         31,361            8,276         16,470           2,368          21,327
                                ---------------------------------------------------------------------------------------------
    Total liabilities.........         21,232         32,330          123,470         18,421           2,368          22,777
                                ---------------------------------------------------------------------------------------------
NET ASSETS....................  $      72,627   $      1,241    $   8,660,367   $     42,150    $      1,020    $    641,965
                                ---------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $      76,732   $      1,258    $   8,419,172   $     40,258    $      1,000    $    652,830
  Accumulated undistributed
    net investment income
    (deficit).................             16             (1)         (16,356)          (166)             --          (1,183)
  Accumulated undistributed
    net realized gain
    (loss)....................         (4,169)             8          207,307         (1,427)              9         (14,410)
  Accumulated undistributed
    foreign exchange gain
    (loss)....................             --             --           (3,502)          (105)             (2)         (1,041)
  Net unrealized foreign
    exchange gain (loss)......             --             --              (10)            (5)             --            (146)
  Net unrealized appreciation
    (depreciation) on
    investments...............             48            (24)          53,756          3,595              13           5,915
                                ---------------------------------------------------------------------------------------------
    Net assets................  $      72,627   $      1,241    $   8,660,367   $     42,150    $      1,020    $    641,965
                                ---------------------------------------------------------------------------------------------
  Shares of beneficial
    interest, no par value,
    issued and outstanding
    (unlimited shares
    authorized)...............          5,413            107          525,746          3,008              80          42,808
                                ---------------------------------------------------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/ Outstanding shares
    of beneficial interest)...  $       13.42   $      11.61    $       16.47   $      14.01    $      12.75    $      15.00
                                ---------------------------------------------------------------------------------------------
* Cost of investments in the
  Master Trust Fund:..........  $      76,103   $      1,111    $   8,414,999   $     37,295    $      1,000    $    652,829
                                ---------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997
------------------------------------------------------------------------
ADVISORY SERIES PORTFOLIOS

                                 MINI CAP      EMERGING
                                 GROWTH++       GROWTH      CORE GROWTH
                                ---------------------------------------
INVESTMENT INCOME:
  Net investment income
    (deficit) from Master
    Trust Fund................  $  (306,962)  $   (3,986)   $  (33,372)
                                ---------------------------------------
  EXPENSES
    Accounting fees...........       20,789       18,407        24,115
    Administration fees.......        5,157        4,986           785
    Audit & tax fees..........        8,676        8,926         9,569
    Co-Administration fees....       10,519          300         4,797
    Insurance.................          301            6            79
    Legal fees................        7,690          429         2,096
    Miscellaneous.............        1,180        2,009           149
    Organization costs........          575          209         2,686
    Registration fees.........       10,117       11,432         1,602
    Shareholder reporting
      fees....................        1,130           31           258
    Shareholder servicing
      fees....................           --        1,839        26,215
    Transfer agent fees.......       14,115       13,060        27,244
    Trustees' fee.............          939          956           742
                                ---------------------------------------
      Total expenses..........       81,188       62,590       100,337
    Less: Reimbursement from
      advisor.................      (55,477)     (59,695)      (56,875)
    Less: Co-Administration
      fees waived.............      (10,519)        (300)       (4,797)
    Add: Line of credit
      commitment fee..........          663           25           408
                                ---------------------------------------
      Net expenses............       15,855        2,620        39,073
                                ---------------------------------------
        Net investment income
          (deficit)...........     (322,817)      (6,606)      (72,445)
                                ---------------------------------------
NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    security transactions.....    2,962,417      (21,713)      558,099
  Net realized foreign
    exchange (loss)...........           --           --            --
  Net unrealized foreign
    exchange (loss)...........           --           --            --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............   (1,715,457)     (61,991)   (1,064,428)
                                ---------------------------------------
      Net gain (loss) on
        investments...........    1,246,960      (83,704)     (506,329)
                                ---------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $   924,143   $  (90,310)   $ (578,774)
                                ---------------------------------------

-------------
 + Commenced operations on February 28, 1997.
++ Mini Cap Growth Institutional Portfolio

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                        INTERNATIONAL
                                 INCOME &      BALANCED     GOVERNMENT     EMERGING       SMALL CAP     INTERNATIONAL    WORLDWIDE
                                  GROWTH        GROWTH        INCOME       COUNTRIES       GROWTH       CORE GROWTH+      GROWTH
                                ---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Net investment income
    (deficit) from Master
    Trust Fund................  $  108,826    $       722   $       75    $   (10,753)  $        (92)             --    $     (650)
                                ---------------------------------------------------------------------------------------------------
  EXPENSES
    Accounting fees...........      19,323         14,317       14,300         19,130         14,308              --        18,289
    Administration fees.......       1,039             45           10            877             18    $          1            49
    Audit & tax fees..........       8,926          8,926        8,927          7,127          8,927           1,064         8,927
    Co-Administration fees....       1,624             24           --          1,334             11              --           127
    Insurance.................           8             --           --              1             30              --            --
    Legal fees................         563             25           30            239            156              --             7
    Miscellaneous.............         442            100          200            327            100              --            61
    Organization costs........         208            208          208            208            208              16           208
    Registration fees.........      11,360         11,732       11,732         12,647         12,610           1,197        12,610
    Shareholder reporting
      fees....................         640            140          140            107            140              --           140
    Shareholder servicing
      fees....................       8,379             75            9          4,967             85              --           326
    Transfer agent fees.......       6,664            581        2,687          2,385          4,384              90         2,263
    Trustees' fee.............         705            705        1,006            705            706              --           706
                                ---------------------------------------------------------------------------------------------------
      Total expenses..........      59,881         36,878       39,249         50,054         41,683           2,368        43,713
    Less: Reimbursement from
      advisor.................     (49,170)       (36,765)     (39,245)       (43,000)       (41,587)         (2,368)      (43,067)
    Less: Co-Administration
      fees waived.............      (1,624)           (24)          --         (1,334)           (11)             --          (127)
    Add: Line of credit
      commitment fee..........         138              2           --            113              1              --            11
                                ---------------------------------------------------------------------------------------------------
      Net expenses............       9,225             91            4          5,833             86              --           530
                                ---------------------------------------------------------------------------------------------------
        Net investment income
          (deficit)...........      99,601            631           71        (16,586)          (178)             --        (1,180)
                                ---------------------------------------------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    security transactions.....     152,145         (4,148)          33        221,510          1,679               9       (14,371)
  Net realized foreign
    exchange (loss)...........          --             --           --         (3,283)           (97)             (2)       (1,040)
  Net unrealized foreign
    exchange (loss)...........          --             --           --            (25)            (4)             --          (146)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............     129,441              9            7         41,767          2,421              13         5,807
                                ---------------------------------------------------------------------------------------------------
      Net gain (loss) on
        investments...........     281,586         (4,139)          40        259,969          3,999              20        (9,750)
                                ---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $  381,187    $    (3,508)  $      111    $   243,383   $      3,821    $         20    $  (10,930)
                                ---------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------
ADVISORY SERIES PORTFOLIOS+

                                     MINI CAP GROWTH++              EMERGING GROWTH
                                ---------------------------   ---------------------------
                                  FOR THE        FOR THE        FOR THE        FOR THE
                                 YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                 MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                    1997           1996           1997           1996
                                ---------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $   (322,817)  $   (77,091)   $     (6,606)  $      (659)
  Net realized gain (loss)
    from security
    transactions..............     2,962,417       (56,635)        (21,713)       (9,216)
  Net realized foreign
    exchange gain (loss)......            --            --              --            --
  Net unrealized foreign
    exchange gain (loss)......            --            --              --            --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............    (1,715,457)    3,155,474         (61,991)       31,413
                                ---------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............       924,143     3,021,748         (90,310)       21,538
                                ---------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......            --            --              --            --
  Capital gain*...............      (960,218)           --          (6,514)           --
                                ---------------------------------------------------------
      Total distributions.....      (960,218)           --          (6,514)           --
                                ---------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from sales.........    13,080,834    22,406,432       1,391,179       291,096
  Proceeds from shares issued
    for distribution
    reinvestment..............       754,309            --           6,514            --
  Cost of shares
    repurchased...............   (10,324,523)     (192,103)       (601,473)           --
                                ---------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................     3,510,620    22,214,329         796,220       291,096
                                ---------------------------------------------------------
      Total increase
        (decrease) in net
        assets................     3,474,545    25,236,077         699,396       312,634
NET ASSETS:
  BEGINNING OF PERIOD.........    25,237,077         1,000         313,634         1,000
                                ---------------------------------------------------------
  END OF PERIOD...............  $ 28,711,622   $25,237,077    $  1,013,030   $   313,634
                                ---------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........     1,592,133            80          22,145            80
  Shares sold.................       724,572     1,605,094          94,608        22,065
  Shares issued for
    distributions
    reinvested................        43,501            --             430            --
  Shares repurchased..........      (559,157)      (13,041)        (40,387)           --
                                ---------------------------------------------------------
      Ending balance..........     1,801,049     1,592,133          76,796        22,145
                                ---------------------------------------------------------

-------------
 + Commenced operations on August 31, 1995 except Core Growth Advisory Portfolio and Mini-Cap Growth Institutional Portfolio which commenced operations on June 30, 1994 and July 12, 1995, respectively.
 * See Financial Highlights for per share distribution amounts.
++ Mini Cap Growth Institutional Portfolio

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                        CORE GROWTH                 INCOME & GROWTH               BALANCED GROWTH
                                ---------------------------   ---------------------------   ---------------------------
                                  FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                 YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                 MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                    1997           1996           1997           1996           1997           1996
                                ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $    (72,445)  $    (17,123)  $     99,601   $     8,172    $       631    $        13
  Net realized gain (loss)
    from security
    transactions..............       558,099        374,703        152,145       (11,531)        (4,148)           (21)
  Net realized foreign
    exchange gain (loss)......            --             --             --            --             --             --
  Net unrealized foreign
    exchange gain (loss)......            --             --             --            --             --             --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............    (1,064,428)       517,611        129,441        73,470              9             39
                                ---------------------------------------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............      (578,774)       875,191        381,187        70,111         (3,508)            31
                                ---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......            --             --        (99,816)       (8,073)          (615)           (13)
  Capital gain*...............      (168,885)       (85,273)        (8,197)           --             --             --
                                ---------------------------------------------------------------------------------------
      Total distributions.....      (168,885)       (85,273)      (108,013)       (8,073)          (615)           (13)
                                ---------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from sales.........    12,065,203      1,546,943      4,299,937     1,019,564         74,911            200
  Proceeds from shares issued
    for distribution
    reinvestment..............       168,743         85,271        107,903         8,072            614             13
  Cost of shares
    repurchased...............    (2,644,883)      (268,879)    (1,166,861)       (5,944)            (6)            --
                                ---------------------------------------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................     9,589,063      1,363,335      3,240,979     1,021,692         75,519            213
                                ---------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................     8,841,404      2,153,253      3,514,153     1,083,730         71,396            231
NET ASSETS:
  BEGINNING OF PERIOD.........     4,273,872      2,120,619      1,084,730         1,000          1,231          1,000
                                ---------------------------------------------------------------------------------------
  END OF PERIOD...............  $ 13,115,276   $  4,273,872   $  4,598,883   $ 1,084,730    $    72,627    $     1,231
                                ---------------------------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........       237,524        155,240         79,061            80             97             80
  Shares sold.................       619,082         93,640        292,321        78,829          5,271             16
  Shares issued for
    distributions
    reinvested................         8,425          5,215          7,215           590             45              1
  Shares repurchased..........      (137,000)       (16,571)       (75,778)         (438)            --             --
                                ---------------------------------------------------------------------------------------
      Ending balance..........       728,031        237,524        302,819        79,061          5,413             97
                                ---------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS -- Continued
--------------------------------------------------------------------------------
ADVISORY SERIES PORTFOLIOS+

                                     GOVERNMENT INCOME            EMERGING COUNTRIES
                                ---------------------------   ---------------------------
                                  FOR THE        FOR THE        FOR THE        FOR THE
                                 YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                 MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                    1997           1996           1997           1996
                                ---------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $        71    $        32    $    (16,586)  $       230
  Net realized gain (loss)
    from security
    transactions..............           33             19         221,510       (10,030)
  Net realized foreign
    exchange gain (loss)......           --             --          (3,283)         (219)
  Net unrealized foreign
    exchange gain (loss)......           --             --             (25)           15
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............            7            (31)         41,767        11,989
                                ---------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............          111             20         243,383         1,985
                                ---------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......          (72)           (32)             --            --
  Capital gain*...............          (44)            --          (4,173)           --
                                ---------------------------------------------------------
      Total distributions.....         (116)           (32)         (4,173)           --
                                ---------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from sales.........           --            200       8,292,819       347,073
  Proceeds from shares issued
    for distribution
    reinvestment..............          111             32           4,139            --
  Cost of shares
    repurchased...............          (84)            (1)       (225,859)           --
                                ---------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................           27            231       8,071,099       347,073
                                ---------------------------------------------------------
      Total increase
        (decrease) in net
        assets................           22            219       8,310,309       349,058
NET ASSETS:
  BEGINNING OF PERIOD.........        1,219          1,000         350,058         1,000
                                ---------------------------------------------------------
  END OF PERIOD...............  $     1,241    $     1,219    $  8,660,367   $   350,058
                                ---------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........           98             80          26,554            80
  Shares sold.................           --             15         513,026        26,474
  Shares issued for
    distributions
    reinvested................            9              3             280            --
  Shares repurchased..........           --             --         (14,114)           --
                                ---------------------------------------------------------
      Ending balance..........          107             98         525,746        26,554
                                ---------------------------------------------------------

-------------
+ Commenced operations on August 31, 1995 except International Core Growth
  Advisory Portfolio which commenced operations on February 28, 1997.
* See Financial Highlights for per share distribution amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                       INTERNATIONAL          INTERNATIONAL
                                     SMALL CAP GROWTH         CORE GROWTH         WORLDWIDE GROWTH
                                ---------------------------   ------------   ---------------------------
                                  FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                 YEAR ENDED    PERIOD ENDED   PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                 MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                    1997           1996           1997           1997           1996
                                ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $      (178)   $        12             --    $    (1,180)   $        (3)
  Net realized gain (loss)
    from security
    transactions..............        1,679           (144)   $         9        (14,371)           (39)
  Net realized foreign
    exchange gain (loss)......          (97)            (8)            (2)        (1,040)            (1)
  Net unrealized foreign
    exchange gain (loss)......           (4)            (1)            --           (146)            --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............        2,421          1,174             13          5,807            108
                                ------------------------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............        3,821          1,033             20        (10,930)            65
                                ------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......           --             --             --             --             --
  Capital gain*...............       (2,962)            --             --             --             --
                                ------------------------------------------------------------------------
      Total distributions.....       (2,962)            --             --             --             --
                                ------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from sales.........       20,400         17,049             --        687,001             50
  Proceeds from shares issued
    for distribution
    reinvestment..............        2,963             --             --             --             --
  Cost of shares
    repurchased...............       (1,154)            --             --        (35,221)            --
                                ------------------------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................       22,209         17,049             --        651,780             50
                                ------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................       23,068         18,082             20        640,850            115
NET ASSETS:
  BEGINNING OF PERIOD.........       19,082          1,000          1,000          1,115          1,000
                                ------------------------------------------------------------------------
  END OF PERIOD...............  $    42,150    $    19,082    $     1,020    $   641,965    $     1,115
                                ------------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........        1,411             80             80             84             80
  Shares sold.................        1,453          1,331             --         45,017              4
  Shares issued for
    distributions
    reinvested................          223             --             --             --             --
  Shares repurchased..........          (79)            --             --         (2,293)            --
                                ------------------------------------------------------------------------
      Ending balance..........        3,008          1,411             80         42,808             84
                                ------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS
------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Mutual Funds (the "Trust") is organized as a diversified, open-end management investment company which offers 52 separate series comprised of Portfolios A, with an initial sales charge, B, with a back-end sales charge, C, with a level asset-based sales charge, Institutional, with no load, and Advisory (formerly Qualified), with no load (each a "Portfolio" and collectively the "Portfolios"). The Portfolios of the Trust seek to achieve their respective investment objectives by investing all of their assets in corresponding series of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified open-end management investment company offering seventeen investment vehicles (the "Funds"). For a description of each Fund, see Note A to the accompanying Funds' financial statement.

  Pursuant to Rule 24f-2 under the Investment Company Act, the Trust has elected to register an indefinite number of shares. The Trust commenced operations on April 19, 1993.

INVESTMENT INCOME AND REALIZED AND UNREALIZED GAINS AND LOSSES

  Each Portfolio accrues income, net of expenses, daily on its investment in the applicable Fund. All of the net investment income (deficit) and realized and unrealized gains and losses from securities transactions and foreign currency of the Fund are allocated pro rata among the investors in the Fund at the time of such determination.

FEDERAL INCOME TAXES

  It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly, no federal income tax provisions are required if the Portfolios continue to comply with such requirements.

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of the Funds will be deemed to have been "passed through" to the Portfolios.

  Net investment income and net realized gains for the year (or period where appropriate) differ for financial statement and tax purposes primarily because of one or all of the following: deferral of wash-sale losses, passive foreign investments, unrealized appreciation/depreciation, and capital loss carryforwards.

  As of March 31, 1997, Emerging Growth Advisory Portfolio, Balanced Growth Advisory Portfolio, and Worldwide Growth Advisory Portfolio had available for Federal tax purposes $29,838, $4,169, and $14,260, respectively, of unused capital loss carryovers which expire through 2005.

  The character of distributions made during the year (or period where appropriate) from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to book/tax differences in the character of income and expense recognition. The prospectus for the Nicholas-Applegate Mutual Funds describes each Portfolio's policies with respect to declaration and payment of dividends and distribution of capital gains.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Trust have been allocated to certain Portfolios based upon management's best estimate of the costs applicable to each Portfolio. These costs have been deferred and are amortized over a period of 60 months from the date the Portfolios commenced operations.

  In the event that any of the initial shares are redeemed by the holder during the period of amortization of the Portfolio's organization costs, the redemption proceeds will be reduced by any such

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate" or "Investment Adviser"). The advisory fee is computed daily for the Funds based upon the percentage of each Fund's average daily net assets.

SHAREHOLDER SERVICE PLAN

  The Trust has approved a shareholder service plan under which Nicholas Applegate Securities (the distributor), an affiliate of Nicholas-Applegate Capital Management, is compensated at an annual rate of 0.25% of the average daily net asset value of the Advisory Series for non-distribution related expenses.

ADMINISTRATIVE SERVICES AGREEMENT

  Effective November 15, 1996, the Trust agreed to compensate the Investment Adviser for co-administrative services at an annual rate of up to 0.10% of average daily net assets of each of the Portfolios. These fees are in addition to the administrative fees charged by Investment Company Administration Corporation. The Investment Adviser has agreed to waive these fees if the related Portfolio's expenses before reimbursement is greater than the expense limitation. In subsequent years, each Portfolio will reimburse the Investment Adviser, up to actual cost, when operating expenses before reimbursement are less than the applicable expense limitation.

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Trust have undertaken to limit the Portfolios' expenses to the following annual levels through March 31, 1998. In subsequent years, overall operating expenses for each Portfolio will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid by the Investment Adviser under this agreement, as each Portfolio will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

Mini Cap Growth Institutional
 Portfolio.............................       1.56%
Emerging Growth Advisory Portfolio.....       1.50%
Core Growth Advisory Portfolio.........       1.25%
Income & Growth Advisory Portfolio.....       1.25%
Balanced Growth Advisory Portfolio.....       1.25%
Government Income Advisory Portfolio...       0.80%
Emerging Countries Advisory
 Portfolio.............................       1.90%
International Small Cap Growth Advisory
 Portfolio.............................       1.65%
International Core Growth Advisory
 Portfolio.............................       1.65%
Worldwide Growth Advisory Portfolio....       1.60%

  These percentages are based on the average net assets of the Portfolios, exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with portfolio securities transactions, capital expenditures, and extraordinary expenses.

  The cumulative unreimbursed amounts paid by Nicholas-Applegate, including co-administrative fees

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

on behalf of the Portfolios, during the periods from inception (respectively) to March 31, 1997, are as follows:

Mini Cap Growth Institutional
 Portfolio..........................  $  96,342
Emerging Growth Advisory
 Portfolio..........................     81,340
Core Growth Advisory Portfolio......    125,326
Income & Growth Advisory
 Portfolio..........................     68,721
Balanced Growth Advisory
 Portfolio..........................     55,486
Government Income Advisory
 Portfolio..........................     57,950
Emerging Countries Advisory
 Portfolio..........................     63,589
International Small Cap Growth
 Advisory Portfolio.................     60,902
International Core Growth Advisory
 Portfolio..........................      2,368
Worldwide Growth Advisory
 Portfolio..........................     62,501

RELATED PARTIES

  Certain officers of the Trust and the Master Trust are also officers of the Investment Adviser and the Distributor.

3. INVESTMENT TRANSACTIONS

  Additions and reductions in the investments in the respective Master Trust Funds for the fiscal year ended March 31, 1997, were as follows:

                                    ADDITIONS  REDUCTIONS
                                     (000S)      (000S)
                                    ---------  -----------
Mini Cap Growth Institutional
 Portfolio........................  $  13,138      10,585
Emerging Growth Advisory
 Portfolio........................      1,395         608
Core Growth Advisory Portfolio....     12,140       2,739
Income & Growth Advisory
 Portfolio........................      4,300       1,167
Balanced Growth Advisory
 Portfolio........................         75          --
Government Income Advisory
 Portfolio........................         --          --
Emerging Countries Advisory
 Portfolio........................      8,293         226
International Small Cap Growth
 Advisory Portfolio...............         20           1
International Core Growth Advisory
 Portfolio........................          1          --
Worldwide Growth Advisory
 Portfolio........................        687          35

4. CREDIT FACILITY

  The Portfolios participate with other Nicholas-Applegate Mutual Funds portfolios in a $75 million unsecured redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Portfolios have agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Portfolios at rates based on prevailing market rates in effect at the time of borrowings. At March 31, 1997, there were no outstanding borrowing under the Facility. The maximum amount borrowed under this line of credit at any time during the period ended March 31, 1997 was $0.

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES FOR THE NICHOLAS-APPLEGATE INVESTMENT TRUST MARCH 31, 1997

                                 MINI CAP      EMERGING        CORE        INCOME &
                                  GROWTH        GROWTH        GROWTH        GROWTH
                                   FUND          FUND          FUND          FUND
                                -----------------------------------------------------
ASSETS
  Investments, at value*......  $29,454,899   $513,702,221  $429,954,685  $133,124,390
  Foreign currencies, at
    value**...................           --            --            --            --
  Cash........................          475         7,296            --         1,763
  Receivable for investment
    securities sold...........      126,630     5,647,577     6,131,600       427,413
  Receivable for interests
    sold......................       27,100     1,685,096     1,205,089       202,752
  Dividends receivable........        3,517       104,509        74,306       105,839
  Interest receivable.........           --         3,935        27,425       718,983
  Due from advisor............           --            --            --            --
  Deferred organization
    costs.....................           --        14,447        16,342         8,103
  Other assets................           --       119,971           466           187
                                -----------------------------------------------------
      Total assets............   29,612,621   521,285,052   437,409,913   134,589,430
                                -----------------------------------------------------
LIABILITIES
  Payable for investment
    securities purchased......      491,717     5,620,659     3,198,970     3,069,606
  Payable for interests
    repurchased...............       84,469    13,505,243       936,646       733,123
  Due to advisor..............       30,908       447,116       301,517        90,595
  Accrued expenses............       17,112       149,501       170,271        44,704
  Cash overdraft..............           --            --        28,578            --
                                -----------------------------------------------------
      Total liabilities.......      624,206    19,722,519     4,635,982     3,938,028
                                -----------------------------------------------------
NET ASSETS....................  $28,988,415   $501,562,533  $432,773,931  $130,651,402
                                -----------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $24,992,217   $344,243,025  $318,631,289  $85,728,279
  Accumulated net investment
    income (deficit)..........     (382,385)   (9,945,231)   (2,250,183)   15,837,317
  Accumulated net realized
    gain (loss)...............    2,918,076   120,964,919    95,465,448    18,641,969
  Accumulated net realized
    foreign exchange gain
    (loss)....................           --            --            --            --
  Net unrealized foreign
    exchange gain (loss)......           --            --            --            --
  Net unrealized appreciation
    (depreciation) on
    investments...............    1,460,507    46,299,820    20,927,377    10,443,837
                                -----------------------------------------------------
      Net assets..............  $28,988,415   $501,562,533  $432,773,931  $130,651,402
                                -----------------------------------------------------
* Investments, at cost........  $27,994,392   $467,402,401  $409,027,308  $122,680,553
                                -----------------------------------------------------
** Foreign currencies, at
 cost.........................           --            --            --            --
                                -----------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                          INTERNATIONAL   INTERNATIONAL
                                 BALANCED     GOVERNMENT     EMERGING       SMALL CAP         CORE         WORLDWIDE
                                  GROWTH        INCOME       COUNTRIES       GROWTH          GROWTH         GROWTH
                                   FUND          FUND          FUND           FUND            FUND           FUND
                                -------------------------------------------------------------------------------------
ASSETS
  Investments, at value*......  $25,327,714   $6,645,508    $148,615,133  $  60,125,918   $  4,959,420    $104,555,910
  Foreign currencies, at
    value**...................           --           --     10,253,752       1,140,629        104,781        938,477
  Cash........................          514        8,743             --              --             --             --
  Receivable for investment
    securities sold...........    1,058,379       43,062     14,065,771       2,505,675        231,643      5,612,574
  Receivable for interests
    sold......................       15,798       29,252      1,060,310         196,701          8,988        343,764
  Dividends receivable........        6,081          685        130,452          81,043          5,387        184,526
  Interest receivable.........      187,456       87,624          2,235              --             21            514
  Due from advisor............           --        5,359             --              --            595         25,043
  Deferred organization
    costs.....................        5,779        5,316             --             529             --          6,630
  Other assets................        2,900            4          2,706              --             --             --
                                -------------------------------------------------------------------------------------
      Total assets............   26,604,621    6,825,553    174,130,359      64,050,495      5,310,835    111,667,438
                                -------------------------------------------------------------------------------------
LIABILITIES
  Payable for investment
    securities purchased......    1,446,188      523,378     13,826,788         489,820        557,913      4,518,099
  Payable for interests
    repurchased...............      118,699        9,501        353,188           7,959             --        311,556
  Due to advisor..............       13,802       24,688        151,114          25,225             --         88,419
  Accrued expenses............       13,962       14,381         27,618          35,528          4,995         87,583
  Cash overdraft..............           --           --      1,434,767         605,419         79,051      2,846,405
                                -------------------------------------------------------------------------------------
      Total liabilities.......    1,592,651      571,948     15,793,475       1,163,951        641,959      7,852,062
                                -------------------------------------------------------------------------------------
NET ASSETS....................  $25,011,970   $6,253,605    $158,336,884  $  62,886,544   $  4,668,876    $103,815,376
                                -------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $18,287,185   $5,346,086    $141,911,478  $  53,544,182   $  4,480,421    $67,019,886
  Accumulated net investment
    income (deficit)..........    2,070,209    1,088,938       (294,130)        (52,729)         2,864        264,027
  Accumulated net realized
    gain (loss)...............    2,678,804      (58,511)    11,593,258       2,950,994        142,256     23,282,898
  Accumulated net realized
    foreign exchange gain
    (loss)....................           --           --       (138,069)         (6,280)      (13,888)        573,896
  Net unrealized foreign
    exchange gain (loss)......           --           --        (12,587)         (6,666)       (1,322)        (24,280)
  Net unrealized appreciation
    (depreciation) on
    investments...............    1,975,772     (122,908)     5,276,934       6,457,043         58,545     12,698,949
                                -------------------------------------------------------------------------------------
      Net assets..............  $25,011,970   $6,253,605    $158,336,884  $  62,886,544   $  4,668,876    $103,815,376
                                -------------------------------------------------------------------------------------
* Investments, at cost........  $23,351,942   $6,768,417    $143,338,199  $  53,668,875   $  4,900,875    $91,856,961
                                -------------------------------------------------------------------------------------
** Foreign currencies, at
  cost........................           --           --    $10,125,382   $   1,140,493   $    103,656    $   939,277
                                -------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST
FOR THE YEAR ENDED MARCH 31, 1997

                                 MINI CAP      EMERGING        CORE        INCOME &
                                  GROWTH        GROWTH        GROWTH        GROWTH
                                   FUND          FUND          FUND          FUND
                                -----------------------------------------------------
INVESTMENT INCOME:
  Dividends...................  $    63,295   $   889,913   $ 1,091,361   $ 1,998,357
  Interest....................       84,017     1,793,613     1,536,884     3,344,440
                                -----------------------------------------------------
    Total income..............      147,312     2,683,526     2,628,245     5,342,797
                                -----------------------------------------------------
EXPENSES:
  Advisory fee................      376,577     5,836,182     3,594,196       902,615
  Accounting fee..............       64,430       227,961       205,513        82,626
  Administration fee..........        8,728        34,905       138,879        34,823
  Audit & tax fees............        6,199       105,901        87,431        20,549
  Custodian fee...............       50,297       144,315       104,051        37,891
  Insurance...................          267        10,843         4,479         1,013
  Legal fee...................          724        11,605         6,337         2,606
  Miscellaneous...............        2,439        39,817        32,328         7,917
  Organization costs..........           --         8,515        15,542         7,709
  Trustees' fee...............        6,500         6,500         6,500         6,500
                                -----------------------------------------------------
    Total expense.............      516,161     6,426,544     4,195,256     1,104,249
  Less: Reimbursement to
    (from) advisor............      (59,756)           --            --        39,067
                                -----------------------------------------------------
    Net expenses..............      456,405     6,426,544     4,195,256     1,143,316
                                -----------------------------------------------------
      Net investment income
        (deficit).............     (309,093)   (3,743,018)   (1,567,011)    4,199,481
                                -----------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss)
    from security
    transactions..............    2,973,970    96,622,117    76,538,109    15,692,945
  Net realized foreign
    exchange (loss)...........           --            --            --            --
  Net unrealized foreign
    exchange (loss)...........                         --            --            --
  Change in net unrealized
    appreciation
    (depreciation)
    of investments............   (1,699,744)  (114,330,357) (67,826,297)   (3,821,355)
                                -----------------------------------------------------
      Net gain (loss) on
        investments...........    1,274,226   (17,708,240)    8,711,812    11,871,590
                                -----------------------------------------------------
NET INCREASE (DECREASE) IN NET
 ASSETS
 RESULTING FROM OPERATIONS....  $   965,133   $(21,451,258) $ 7,144,801   $16,071,071
                                -----------------------------------------------------

-------------
 + Commenced operations on December 27, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                          INTERNATIONAL   INTERNATIONAL
                                 BALANCED     GOVERNMENT     EMERGING       SMALL CAP         CORE         WORLDWIDE
                                  GROWTH        INCOME       COUNTRIES       GROWTH          GROWTH         GROWTH
                                   FUND          FUND          FUND           FUND            FUND+          FUND
                                -------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends...................  $    62,192           --    $   679,747   $    426,462    $      5,637    $   891,102
  Interest....................      847,653   $  367,834        149,808         54,657           4,958         61,483
                                -------------------------------------------------------------------------------------
    Total income..............      909,845      367,834        829,555        481,119          10,595        952,585
                                -------------------------------------------------------------------------------------
EXPENSES:
  Advisory fee................      196,321       23,112        915,695        477,212           5,726      1,028,250
  Accounting fee..............       65,767       63,694         93,917         75,496           1,158         74,912
  Administration fee..........        7,596        1,661         20,598         13,683             152         29,846
  Audit & tax fees............        6,121        1,016          9,384          7,953             158         18,808
  Custodian fee...............       27,971       17,758         98,062         72,779           3,985        122,467
  Insurance...................          152          110            204            259              --          1,086
  Legal fee...................          345           78          1,393            656               7          1,361
  Miscellaneous...............        2,957          375          3,908          2,982              44          6,871
  Organization costs..........        5,501        5,059             --            299              --          6,296
  Trustees' fee...............        4,000        6,500          6,500          6,500           2,197          6,500
                                -------------------------------------------------------------------------------------
    Total expense.............      316,731      119,363      1,149,661        657,819          13,427      1,296,397
  Less: Reimbursement to
    (from) advisor............      (68,056)     (84,903)        22,429        (13,583)         (5,696)       (62,497)
                                -------------------------------------------------------------------------------------
    Net expenses..............      248,675       34,460      1,172,090        644,236           7,731      1,233,900
                                -------------------------------------------------------------------------------------
      Net investment income
        (deficit).............      661,170      333,374       (342,535)      (163,117)          2,864       (281,315)
                                -------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain (loss)
    from security
    transactions..............    1,969,019      (56,975)    11,849,728      3,140,492         142,256     15,788,457
  Net realized foreign
    exchange (loss)...........           --           --       (113,212)      (171,484)        (13,888)      (333,967)
  Net unrealized foreign
    exchange (loss)...........           --           --        (12,593)        (4,450)         (1,322)       (21,431)
  Change in net unrealized
    appreciation
    (depreciation)
    of investments............     (768,824)     (49,150)     3,898,413      3,921,418          58,545     (2,434,302)
                                -------------------------------------------------------------------------------------
      Net gain (loss) on
        investments...........    1,200,195     (106,125)    15,622,336      6,885,976         185,591     12,998,757
                                -------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS...  $ 1,861,365   $  227,249    $15,279,801   $  6,722,859    $    188,455    $12,717,442
                                -------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS FOR THE NICHOLAS-APPLEGATE INVESTMENT TRUST

                                                                 EMERGING GROWTH FUND
                                   MINI CAP GROWTH FUND       ---------------------------
                                ---------------------------
                                  FOR THE        FOR THE        FOR THE        FOR THE
                                 YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                 MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                    1997          1996+           1997           1996
                                ---------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $  (309,093)   $   (73,292)   $ (3,743,018)  $ (2,945,373)
  Net realized gain (loss)
    from security
    transactions..............    2,973,970        (55,894)     96,622,117     78,797,996
  Net realized foreign
    exchange gain (loss)......           --             --              --             --
  Net unrealized foreign
    exchange gain (loss)......           --             --              --             --
  Change in net unrealized
    appreciation
    (depreciation)
    of investments............   (1,699,744)     3,160,251    (114,330,357)    91,635,716
                                ---------------------------------------------------------
    Net increase (decrease) in
      net assets resulting
      from operations.........      965,133      3,031,065     (21,451,258)   167,488,339
                                ---------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...   13,388,281     22,441,390     626,817,132    107,044,506
  Withdrawals by partners.....  (10,628,968)      (208,486)   (687,889,723)  (161,495,614)
                                ---------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............    2,759,313     22,232,904     (61,072,591)   (54,451,108)
                                ---------------------------------------------------------
      Total increase
        (decrease) in net
        assets................    3,724,446     25,263,969     (82,523,849)   113,037,231
NET ASSETS
  BEGINNING OF PERIOD.........   25,263,969             --     584,086,382    471,049,151
                                ---------------------------------------------------------
  END OF PERIOD...............  $28,988,415    $25,263,969    $501,562,533   $584,086,382
                                ---------------------------------------------------------

-------------
 + Commenced operations on July 12, 1995.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                     CORE GROWTH FUND            INCOME & GROWTH FUND          BALANCED GROWTH FUND
                                ---------------------------   ---------------------------   ---------------------------
                                  FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                 MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                    1997           1996           1997           1996           1997           1996
                                ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $ (1,567,011)  $   (752,357)  $  4,199,481   $  4,142,172   $   661,170    $    638,909
  Net realized gain (loss)
    from security
    transactions..............    76,538,109     50,587,998     15,692,945     10,319,301     1,969,019       2,837,068
  Net realized foreign
    exchange gain (loss)......            --             --             --             --            --              --
  Net unrealized foreign
    exchange gain (loss)......            --             --             --             --            --              --
  Change in net unrealized
    appreciation
    (depreciation)
    of investments............   (67,826,297)    52,583,826     (3,821,355)    10,732,341      (768,824)        742,010
                                ---------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets resulting
      from operations.........     7,144,801    102,419,467     16,071,071     25,193,814     1,861,365       4,217,987
                                ---------------------------------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...   158,154,505    113,757,799     34,105,984     15,608,507     8,738,263       4,914,004
  Withdrawals by partners.....  (153,067,978)   (79,489,585)   (31,283,589)   (35,130,807)   (9,432,209)     (7,102,941)
                                ---------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............     5,086,527     34,268,214      2,822,395    (19,522,300)     (693,946)     (2,188,937)
                                ---------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................    12,231,328    136,687,681     18,893,466      5,671,514     1,167,419       2,029,050
NET ASSETS
  BEGINNING OF PERIOD.........   420,542,603    283,854,922    111,757,936    106,086,422    23,844,551      21,815,501
                                ---------------------------------------------------------------------------------------
  END OF PERIOD...............  $432,773,931   $420,542,603   $130,651,402   $111,757,936   $25,011,970    $ 23,844,551
                                ---------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS FOR THE NICHOLAS-APPLEGATE INVESTMENT TRUST

                                                                EMERGING COUNTRIES FUND
                                  GOVERNMENT INCOME FUND      ---------------------------
                                ---------------------------
                                  FOR THE        FOR THE        FOR THE        FOR THE
                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                 MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                    1997           1996           1997           1996
                                ---------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $    333,374   $    291,713   $   (342,535)  $     26,122
  Net realized gain (loss)
    from security
    transactions..............       (56,975)       363,388     11,849,728        (35,846)
  Net realized foreign
    exchange gain (loss)......            --             --       (113,212)       (25,318)
  Net unrealized foreign
    exchange gain (loss)......            --             --        (12,593)        (1,712)
  Change in net unrealized
    appreciation
    (depreciation)
    of investments............       (49,150)      (175,424)     3,898,413      1,753,151
                                ---------------------------------------------------------
    Net increase (decrease) in
      net assets resulting
      from operations.........       227,249        479,677     15,279,801      1,716,397
                                ---------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...     5,988,848      3,577,045    143,835,272     16,175,253
  Withdrawals by partners.....    (4,440,486)    (4,912,231)   (20,677,175)    (1,272,742)
                                ---------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............     1,548,362     (1,335,186)   123,158,097     14,902,511
                                ---------------------------------------------------------
      Total increase
        (decrease) in net
        assets................     1,775,611       (855,509)   138,437,898     16,618,908
NET ASSETS
  BEGINNING OF PERIOD.........     4,477,994      5,333,503     19,898,986      3,280,078
                                ---------------------------------------------------------
  END OF PERIOD...............  $  6,253,605   $  4,477,994   $158,336,884   $ 19,898,986
                                ---------------------------------------------------------

-------------
+ Commenced operations on December 27, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                              INTERNATIONAL
                                  INTERNATIONAL SMALL CAP     CORE GROWTH
                                        GROWTH FUND               FUND          WORLDWIDE GROWTH FUND
                                ---------------------------   ------------   ---------------------------
                                  FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                 YEAR ENDED     YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                 MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                    1997           1996          1997+           1997           1996
                                ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $   (163,117)  $     73,015   $     2,864    $   (281,315)  $    299,362
  Net realized gain (loss)
    from security
    transactions..............     3,140,492         61,956       142,256      15,788,457      8,223,209
  Net realized foreign
    exchange gain (loss)......      (171,484)       197,499       (13,888)       (333,967)       792,348
  Net unrealized foreign
    exchange gain (loss)......        (4,450)         1,753        (1,322)        (21,431)           585
  Change in net unrealized
    appreciation
    (depreciation)
    of investments............     3,921,418      2,583,077        58,545      (2,434,302)     9,091,332
                                ------------------------------------------------------------------------
    Net increase (decrease) in
      net assets resulting
      from operations.........     6,722,859      2,917,300       188,455      12,717,442     18,406,836
                                ------------------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...    37,692,390      6,044,445     4,487,783      34,174,758     17,650,729
  Withdrawals by partners.....    (5,334,333)    (2,768,514)       (7,362)    (43,419,850)   (33,276,911)
                                ------------------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............    32,358,057      3,275,931     4,480,421      (9,245,092)   (15,626,182)
                                ------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................    39,080,916      6,193,231     4,668,876       3,472,350      2,780,654
NET ASSETS
  BEGINNING OF PERIOD.........    23,805,628     17,612,397            --     100,343,026     97,562,372
                                ------------------------------------------------------------------------
  END OF PERIOD...............  $ 62,886,544   $ 23,805,628   $ 4,668,876    $103,815,376   $100,343,026
                                ------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS
------------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company organized as a Delaware business trust, is comprised of seventeen investment vehicles (each a "Fund" and collectively the "Funds") as of March 31, 1997. Up to five Portfolios of Nicholas-Applegate Mutual Funds invest in the respective Funds of the Master Trust to achieve their investment objective.

  The investment objectives of the Funds are as follows:

  Mini Cap Growth Fund seeks to maximize long-term capital appreciation through investment primarily in a diversified portfolio of common stocks of U.S. corporations with smaller market capitalizations.

  Emerging Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of U.S. companies with less than $500 million in market capitalization.

  Core Growth Fund seeks to maximize long-term capital appreciation through investment primarily in U.S. companies, generally over $500 million in total stock market value.

  Income & Growth Fund seeks to maximize total return through investment primarily in convertible and equity securities of U.S. companies.

  Balanced Growth Fund seeks to provide a balance of long-term capital appreciation and current income by investing approximately 60% of its total assets in equity and convertible securities of primarily U.S. companies and 40% of its total assets in debt securities, money market instruments and other short-term investments.

  Government Income Fund seeks to maximize current income through investment primarily in intermediate-term debt securities of the U.S. government and its agencies and instrumentalities.

  Emerging Countries Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of companies in developing countries of the world.

  International Small Cap Growth Fund (formerly International Growth Fund) seeks to maximize long-term capital appreciation through investment primarily in equity securities of international companies with smaller to middle market capitalizations.

  International Core Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of international companies with larger market capitalizations.

  Worldwide Growth Fund seeks to maximize long-term capital appreciation through investment primarily in growth stocks of U.S. and foreign companies

SECURITIES TRANSACTIONS

  Equity securities are valued at the last sale price (for exchange-listed securities) or the mean between the last bid and asked price (if lacking any sales and for over-the-counter securities). Debt securities generally are valued at the mean between the last bid and asked prices. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis which approximates market value.

  Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Master Trust's Board of Trustees.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

  Securities transactions are recognized on the trade date. Realized gains and losses from securities transactions are calculated using the first-in, first-out method. Dividend income (net of foreign taxes withheld when applicable) is recognized on the ex-dividend date, and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.
FEDERAL INCOME TAXES

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the Portfolios.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Master Trust have been allocated to the various Funds based upon management's best estimate of the costs applicable to each Fund. These costs have been deferred and are amortized over a period of 60 months from the date the Funds commenced operations.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

B. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate"). The advisory fee is computed daily based upon the following annual percentages of each Fund's average daily net assets:

                               FIRST $500     NEXT $500     EXCESS OF
FUND                             MILLION       MILLION      $1 BILLION
----------------------------  -------------  ------------  ------------
Mini Cap Growth Fund........        1.25%          1.25%         1.25%
Emerging Growth Fund........        1.00%          1.00%         1.00%
Core Growth Fund............        0.75%         0.675%         0.65%
Income & Growth Fund........        0.75%         0.675%         0.65%
Balanced Growth Fund........        0.75%         0.675%         0.65%
Government Income Fund......        0.40%          0.35%         0.35%
Emerging Countries Fund.....        1.25%          1.25%         1.25%
International Small Cap
 Growth Fund................        1.00%          0.90%         0.85%
International Core Growth
 Fund.......................        1.00%          0.90%         0.85%
Worldwide Growth Fund.......        1.00%          0.90%         0.85%

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Master Trust have undertaken to limit the Funds' and Portfolios' expenses to certain annual levels through March 31, 1998. In subsequent years, overall operating expenses for each Fund will not fall below the percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid by the Investment Adviser under this agreement, as each Fund will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

  The cumulative unreimbursed amounts paid by Nicholas-Applegate on behalf of the Funds, during the period from inception (respectively) to March 31, 1997, are as follows:

FUND
---------------------------------------------
Mini Cap Growth Fund.........................  $   100,479
Balanced Growth Fund.........................      312,927
Government Income Fund.......................      340,580
Emerging Countries Fund......................       89,344
International Small Cap Growth Fund..........      209,240
International Core Growth Fund...............        5,696
Worldwide Growth Fund........................      296,420

C. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investment securities, other than short-term obligations, for the fiscal year ended March 31, 1997, were as follows (in 000's):

FUND                               PURCHASES      SALES
--------------------------------  -----------  -----------
Mini Cap Growth Fund............  $    47,053  $    45,389
Emerging Growth Fund............      618,124      720,027
Core Growth Fund................      698,508      689,415
Income & Growth Fund............      201,594      192,617
Balanced Growth Fund............       54,281       53,566
Government Income Fund..........       33,624       31,669
Emerging Countries Fund.........      235,294      124,478
International Small Cap Growth
 Fund...........................      125,061       94,641
International Core Growth
 Fund...........................        6,103        1,669
Worldwide Growth Fund...........      181,284      188,408

  At March 31, 1997, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):

                                                                    NET
                       TAX          GROSS          GROSS        UNREALIZED
                     COST OF     UNREALIZED     UNREALIZED     APPRECIATION
FUND               INVESTMENTS  APPRECIATION   DEPRECIATION   (DEPRECIATION)
-----------------  -----------  -------------  -------------  ---------------
Mini Cap Growth
 Fund............   $  28,002     $   3,657      $   2,204       $   1,453
Emerging Growth
 Fund............     468,068        77,636         32,001          45,635
Core Growth
 Fund............     409,134        43,158         22,337          20,821
Income & Growth
 Fund............     122,709        12,275          1,859          10,416
Balanced Growth
 Fund............      23,352         2,780            804           1,976
Government Income
 Fund............       6,768            --            123            (123)
Emerging
 Countries Fund..     143,340        10,716          5,441           5,275
International
 Small Cap Growth
 Fund............      53,734         8,139          1,747           6,392
International
 Core Growth
 Fund............       4,907           161            108              53
Worldwide Growth
 Fund............      91,969        15,291          2,704          12,587

D. MARKET AND CREDIT RISK AND DERIVATIVE INSTRUMENTS

  The Master Trust's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries where the securities are being offered. In addition, foreign exchange fluctuations could affect the value of positions held. It is the Master Trust's policy to continuously monitor its exposure to these risks.

  Some of the Funds may utilize forward foreign currency exchange contracts as part of their strategy of preserving capital. Upon entering into forward foreign currency contracts, the Funds are required to deposit with the broker an amount of cash or cash equivalents equal to the amount of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is sold.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

E. SELECTED RATIO DATA

                                                                                                RATIO OF NET
                                                                  RATIO OF       RATIO OF        INVESTMENT       RATIO OF NET
                                                                 EXPENSES TO    EXPENSES TO        INCOME          INVESTMENT
                                                                 AVERAGE NET    AVERAGE NET      (DEFICIT)      INCOME (DEFICIT)
                                                                   ASSETS,        ASSETS,      TO AVERAGE NET    TO AVERAGE NET
                                                                    AFTER         BEFORE       ASSETS, AFTER     ASSETS, BEFORE
                                                                   EXPENSE        EXPENSE         EXPENSE           EXPENSE
                                                                 REIMBURSEMENTS REIMBURSEMENTS REIMBURSEMENTS    REIMBURSEMENTS
                                                                 (RECOUPMENT)  (RECOUPMENT)     (RECOUPMENT)      (RECOUPMENT)
--------------------------------------------------------------------------------------------------------------------------------
MINI CAP GROWTH (1)
  For the year ended 03/31/97..................................        1.51%           1.71%        (1.03%)            (1.22%)
  For the period ended 03/31/96*...............................        1.50%           2.02%        (0.93%)            (1.44%)
EMERGING GROWTH (2)
  For the year ended 03/31/97..................................        1.10%           1.10%        (0.64%)            (0.64%)
  For the year ended 03/31/96..................................        1.11%           1.11%        (0.57%)            (0.57%)
  For the year ended 03/31/95..................................        1.12%           1.11%        (0.53%)            (0.52%)
  For the period ended 03/31/94*...............................        1.12%           1.16%        (0.80%)            (0.84%)
CORE GROWTH (3)
  For the year ended 03/31/97..................................        0.88%           0.88%        (0.33%)            (0.33%)
  For the year ended 03/31/96..................................        0.89%           0.89%        (0.22%)            (0.22%)
  For the year ended 03/31/95..................................        0.89%           0.89%         0.05%              0.05%
  For the period ended 03/31/94*...............................        0.92%           0.92%        (0.03%)            (0.03%)
INCOME & GROWTH (3)
  For the year ended 03/31/97..................................        0.95%           0.92%         3.49%              3.52%
  For the year ended 03/31/96..................................        0.95%           0.94%         3.94%              3.94%
  For the year ended 03/31/95..................................        0.93%           0.95%         4.37%              4.35%
  For the period ended 03/31/94*...............................        0.94%           0.97%         3.51%              3.48%
BALANCED GROWTH (3)
  For the year ended 03/31/97..................................        0.95%           1.21%         2.53%              2.27%
  For the year ended 03/31/96..................................        0.95%           1.37%         2.83%              2.37%
  For the year ended 03/31/95..................................        0.95%           1.33%         2.13%              1.75%
  For the period ended 03/31/94*...............................        0.94%           1.37%         1.93%              1.50%
GOVERNMENT INCOME FUND (3)
  For the year ended 03/31/97..................................        0.60%           2.07%         5.77%              4.30%
  For the year ended 03/31/96..................................        0.60%           2.75%         6.12%              4.00%
  For the year ended 03/31/95..................................        0.80%           2.21%         5.32%              3.91%
  For the period ended 03/31/94*...............................        0.80%           2.80%         3.43%              1.43%
EMERGING COUNTRIES FUND (4)
  For the year ended 03/31/97..................................        1.60%           1.57%        (0.47%)            (0.44%)
  For the year ended 03/31/96..................................        1.60%           2.80%         0.30%             (0.90%)
  For the period ended 03/31/95*...............................        1.60%           1.81%         1.73%              1.52%
INTERNATIONAL SMALL CAP GROWTH FUND (5)
  For the year ended 03/31/97..................................        1.35%           1.38%        (0.34%)            (0.37%)
  For the year ended 03/31/96..................................        1.35%           1.98%         0.39%             (0.24%)
  For the year ended 03/31/95..................................        1.35%           1.85%         0.24%             (0.26%)
  For the period ended 03/31/94*...............................        1.35%           2.28%         0.41%             (0.52%)
INTERNATIONAL CORE GROWTH FUND (6)
  For the period ended 03/31/97*...............................        1.29%           2.25%         0.48%             (0.47%)
WORLDWIDE GROWTH FUND (3)
  For the year ended 03/31/97..................................        1.20%           1.26%        (0.27%)            (0.33%)
  For the year ended 03/31/96..................................        1.20%           1.26%         0.31%              0.25%
  For the year ended 03/31/95..................................        1.20%           1.30%         0.24%              0.14%
  For the period ended 03/31/94*...............................        1.20%           1.36%         0.01%             (0.15%)


                                                                                        BROKER
                                                                     PORTFOLIO        COMMISSIONS
                                                                   TURNOVER RATE       PER SHARE
---------------------------------------------------------------
MINI CAP GROWTH (1)
  For the year ended 03/31/97..................................        164.01%           $0.0455
  For the period ended 03/31/96*...............................        106.99%           $0.0529
EMERGING GROWTH (2)
  For the year ended 03/31/97..................................        112.90%           $0.0520
  For the year ended 03/31/96..................................        129.59%           $0.0523
  For the year ended 03/31/95..................................        100.46%                --
  For the period ended 03/31/94*...............................         50.51%                --
CORE GROWTH (3)
  For the year ended 03/31/97..................................        153.20%           $0.0582
  For the year ended 03/31/96..................................        114.48%           $0.0593
  For the year ended 03/31/95..................................         98.09%                --
  For the period ended 03/31/94*...............................         84.84%                --
INCOME & GROWTH (3)
  For the year ended 03/31/97..................................        166.84%           $0.0154
  For the year ended 03/31/96..................................        144.97%           $0.0597
  For the year ended 03/31/95..................................        125.51%                --
  For the period ended 03/31/94*...............................        177.52%                --
BALANCED GROWTH (3)
  For the year ended 03/31/97..................................        212.95%           $0.0586
  For the year ended 03/31/96..................................        197.19%           $0.0594
  For the year ended 03/31/95..................................        110.40%                --
  For the period ended 03/31/94*...............................         85.43%                --
GOVERNMENT INCOME FUND (3)
  For the year ended 03/31/97..................................        573.72%                --
  For the year ended 03/31/96..................................        190.47%                --
  For the year ended 03/31/95..................................        258.72%                --
  For the period ended 03/31/94*...............................        159.17%                --
EMERGING COUNTRIES FUND (4)
  For the year ended 03/31/97..................................        176.20%           $0.0021
  For the year ended 03/31/96..................................        118.21%           $0.0022
  For the period ended 03/31/95*...............................         60.79%                --
INTERNATIONAL SMALL CAP GROWTH FUND (5)
  For the year ended 03/31/97..................................        206.07%           $0.0098
  For the year ended 03/31/96..................................        141.02%           $0.0128
  For the year ended 03/31/95..................................         74.88%                --
  For the period ended 03/31/94*...............................         23.71%                --
INTERNATIONAL CORE GROWTH FUND (6)
  For the period ended 03/31/97*...............................         75.53%           $0.0106
WORLDWIDE GROWTH FUND (3)
  For the year ended 03/31/97..................................        181.81%           $0.0078
  For the year ended 03/31/96..................................        132.20%           $0.0187
  For the year ended 03/31/95..................................         98.54%                --
  For the period ended 03/31/94*...............................         95.09%                --

--------------------

       (1) Commenced operations on July 12, 1995.
       (2) Commenced operations on October 1, 1993.
       (3) Commenced operations on April 19, 1993.
       (4) Commenced operations on November 28, 1994.
       (5) Commenced operations on December 31, 1993.
       (6) Commenced operations on December 27, 1996.
         * Annualized

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------
ERNST & YOUNG LLP
515 SOUTH FLOWER STREET
LOS ANGELES, CALIFORNIA 90071
PHONE: 213 977 3200

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
NICHOLAS-APPLEGATE MUTUAL FUNDS

  We have audited the accompanying statements of assets and liabilities of the Mini Cap Growth Institutional Portfolio and series of Advisory (formerly Qualified) Portfolios of Nicholas-Applegate Mutual Funds (comprising respectively, Emerging Growth Advisory Portfolio, Core Growth Advisory Portfolio, Income and Growth Advisory Portfolio, Balanced Growth Advisory Portfolio, Government Income Advisory Portfolio, Emerging Countries Advisory Portfolio, International Small Cap Growth (formerly "International Growth") Advisory Portfolio, International Core Growth Advisory Portfolio, and Worldwide Growth Advisory Portfolio) (hereinafter the "Portfolios"), as of March 31, 1997, and the related statements of operations for the fiscal year then ended, and the statements of changes in net assets and the financial highlights for each of the two fiscal years in the period then ended, except for International Core Growth Advisory Portfolio which is for the fiscal year then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two fiscal years in the period ended March 31, 1995 were audited by other auditors whose report dated May 12, 1995 expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the 1996 and 1997 financial highlights referred to above present fairly, in all material respects, the financial position of the Mini Cap Growth Institutional Portfolio and of each of the respective series of Advisory Portfolios of Nicholas-Applegate Mutual Funds as of March 31, 1997, the results of their operations for the fiscal year then ended, and changes in their net assets and the financial highlights for each of the two fiscal years in the period then ended, as described in the first paragraph, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP
May 13, 1997

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------
ERNST & YOUNG LLP
515 SOUTH FLOWER STREET
LOS ANGELES, CALIFORNIA 90071
PHONE: 213 977 3200

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
NICHOLAS-APPLEGATE INVESTMENT TRUST

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the following series of Nicholas-Applegate Investment Trust: Mini Cap Growth Fund, Emerging Growth Fund, Core Growth Fund, Income & Growth Fund, Balanced Growth Fund, Government Income Fund, Emerging Countries Fund, International Small Cap Growth Fund (formerly "International Growth Fund"), International Core Growth Fund, and Worldwide Growth Fund (hereinafter the "Funds"), as of March 31, 1997, and the related statements of operations for the fiscal year then ended, and the statements of changes in net assets for each of the two fiscal years in the period then ended, except for International Core Growth Fund which is for the fiscal year then ended. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. The selected ratio data for each of the two fiscal years in the period ended March 31, 1995 were audited by other auditors whose report dated May 12, 1995 expressed an unqualified opinion on those selected ratio data.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Funds of Nicholas-Applegate Investment Trust as of March 31, 1997, the results of their operations for the fiscal year then ended, and changes in their net assets for each of the two fiscal years in the period then ended, as described in the first paragraph, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

May 13, 1997

--------------------------------------------------------------------------------

                       TRUSTEES OF NICHOLAS-APPLEGATE MUTUAL FUNDS
                       -------------------------------------------
                              Fred C. Applegate, CHAIRMAN
                                 Dr. Arthur B. Laffer
                                   Charles E. Young


                                       OFFICERS
                                       --------
                               John D. Wylie, PRESIDENT
                           Peter J. Johnson, VICE PRESIDENT
                             Thomas Pindelski, TREASURER
                            E. Blake Moore, Jr., SECRETARY


                    TRUSTEES OF NICHOLAS-APPLEGATE INVESTMENT TRUST
                    -----------------------------------------------
                              Arthur E. Nicholas, CHAIRMAN
                                   Dann V. Angeloff
                                    Walter A. Auch
                                  Theodore J. Coburn
                                  Darlene T. DeRemer
                                    George F. Keane


                                  INVESTMENT MANAGER
                                  ------------------
                        Nicholas-Applegate Capital Management


                                     DISTRIBUTOR
                                     -----------
                             Nicholas-Applegate Securities


                                      CUSTODIAN
                                      ---------
                                       PNC Bank


                                    TRANSFER AGENT
                                    --------------
                           State Street Bank & Trust Company

                           NICHOLAS|APPLEGATE MUTUAL FUNDS

                                     GLOBAL FUNDS

                                   WORLDWIDE GROWTH
                                   ----------------
                                  Advisory Portfolio

                            INTERNATIONAL SMALL CAP GROWTH
                            ------------------------------
                                  Advisory Portfolio

                                  EMERGING COUNTRIES
                                  ------------------
                                  Advisory Portfolio

                               INTERNATIONAL CORE GROWTH
                               -------------------------
                                  Advisory Portfolio


                                    DOMESTIC FUNDS

                                     CORE GROWTH
                                     -----------
                                  Advisory Portfolio

                                   EMERGING GROWTH
                                   ---------------
                                  Advisory Portfolio

                                   INCOME & GROWTH
                                   ---------------
                                  Advisory Portfolio

                                   BALANCED GROWTH
                                   ---------------
                                  Advisory Portfolio

                                  GOVERNMENT INCOME
                                  -----------------
                                  Advisory Portfolio

                                   MINI CAP GROWTH
                                   ---------------
                                  Advisory Portfolio



NICHOLAS|APPLEGATE -Registered Trademark-

MUTUAL FUNDS

600 West Broadway
San Diego, California 92101
800-551-8033



ANN3310